AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 1999

                                                      REGISTRATION NOS. 33-19423
                                                                        811-5436
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE

                           SECURITIES ACT OF 1933                            |X|
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                       POST-EFFECTIVE AMENDMENT NO. 25                       |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE

                       INVESTMENT COMPANY ACT OF 1940                        |X|
                                AMENDMENT NO. 27

                        (CHECK APPROPRIATE BOX OR BOXES)

                             ----------------------

                          PHOENIX MULTI-PORTFOLIO FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             ----------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS        01301
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                C/O PHOENIX EQUITY PLANNING SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ----------------------

                               PAMELA S. SINOFSKY
                               COMPLIANCE OFFICER
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ----------------------

       It is proposed that this filing will become effective (check appropriate box)
       [X] immediately upon filing pursuant to paragraph (b)
       | |         pursuant to paragraph (b)
       [ ] 60 days after filing pursuant to paragraph (a)(i)
       [ ] on      pursuant to paragraph (a)(i)
       [ ] 75 days after filing pursuant to paragraph (a)(ii)

       [ ] on      pursuant to paragraph (a)(ii) of Rule 485.
       If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                          PHOENIX MULTI-PORTFOLIO FUND

                  Cross Reference Sheet Pursuant to Rule 495(a)


                    THIS REGISTRATION STATEMENT CONTAINS TWO
                       PROSPECTUSES AND TWO STATEMENTS OF
                        ADDITIONAL INFORMATION. THESE ARE
                     IDENTIFIED AS VERSION A AND B OF EACH.


                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS


ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------
1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary

3.     Risk/Return Summary: Fee Table...........................        Fund Expenses

4.     Investment Objectives, Principal Investment Strategies,          Investment Risk and Return Summary; Investment
       and Related Risks........................................        Strategies; Risks Related to Investment Strategies
5.     Management's Discussion of Fund Performance..............        Performance Tables

6.     Management, Organization, and Capital Structure..........        Management of the Fund

7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------
10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; Redemption of Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements


           INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH
                          UNDER THE APPROPRIATE ITEM,
             SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

Phoenix Investment Partners

                              Prospectus

                                             March 30, 1999



-------- Aberdeen

         Phoenix-Aberdeen
         International Fund




-------- Duff & Phelps

         Phoenix-Duff & Phelps
         Real Estate Securities Fund




-------- Goodwin(SM)

         Phoenix-Goodwin
         Emerging Markets Bond Fund

         Phoenix-Goodwin
         Tax-Exempt Bond Fund




-------- Seneca

         Phoenix-Seneca
         Mid Cap Fund



                                       Neither the Securities and Exchange
                                       Commission nor any state securities
                                       commission has approved or
                                       disapproved of these securities or
                                       determined if this prospectus is
                                       truthful or complete. Any representation to the contrary is a criminal offense.

                                       This prospectus contains important
                                       information that you should know
                                       before investing in the Phoenix-Aberdeen
                                       International Fund, Phoenix-Duff &
                                       Phelps Real Estate Securities Fund,
                                       Phoenix-Goodwin Emerging Markets
                                       Bond Fund, Phoenix-Goodwin
                                       Tax-Exempt Bond Fund and
                                       Phoenix-Seneca Mid Cap Fund.
[logo] PHOENIX
       INVESTMENT PARTNERS, LTD.

                      TABLE OF CONTENTS
                      --------------------------------------------------------------------------------------------

                      Phoenix-Aberdeen International Fund

                         Investment Risk and Return Summary...............................................     1
                         Fund Expenses....................................................................     4
                         Investment Strategies............................................................     5
                         Risks Related to Investment Strategies...........................................     6
                         Management of the Fund...........................................................     9

                      Phoenix-Duff & Phelps Real Estate Securities Fund

                         Investment Risk and Return Summary...............................................    12
                         Fund Expenses....................................................................    15
                         Investment Strategies............................................................    16
                         Risks Related to Investment Strategies...........................................    18
                         Management of the Fund...........................................................    20

                      Phoenix-Goodwin Emerging Markets Bond Fund

                         Investment Risk and Return Summary...............................................    22
                         Fund Expenses....................................................................    25
                         Investment Strategies............................................................    26
                         Risks Related to Investment Strategies...........................................    28
                         Management of the Fund...........................................................    31
                      Phoenix-Goodwin Tax-Exempt Bond Fund
                         Investment Risk and Return Summary...............................................    33
                         Fund Expenses....................................................................    35
                         Investment Strategies............................................................    36
                         Risks Related to Investment Strategies...........................................    38
                         Management of the Fund...........................................................    39

                      Phoenix-Seneca Mid Cap Fund

                         Investment Risk and Return Summary...............................................    41
                         Fund Expenses....................................................................    43
                         Investment Strategies............................................................    44
                         Risks Related to Investment Strategies...........................................    45
                         Management of the Fund...........................................................    47
                      Pricing of Fund Shares..............................................................    49
                      Sales Charges.......................................................................    50
                      Your Account........................................................................    52
                      How to Buy Shares...................................................................    53
                      How to Sell Shares..................................................................    54
                      Things You Should Know When Selling Shares..........................................    54
                      Account Policies....................................................................    56
                      Investor Services...................................................................    57
                      Tax Status of Distributions.........................................................    57
                      Financial Highlights................................................................    59
                      Additional Information..............................................................    69
[triangle] Phoenix
           Multi-
           Portfolio
           Fund


PHOENIX-ABERDEEN INTERNATIONAL FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Aberdeen International Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund's focus is high total return. The fund seeks to increase the value of your shares by investing in equity or debt securities the subadviser believes offer the potential for growth, income or both.

[arrow] The fund invests primarily in common stocks of established foreign (non-U.S.) companies. However, if the subadviser believes other types of securities offer the potential for high returns, the fund may invest in such securities, including convertible securities, preferred stocks, bonds, notes and other debt obligations, foreign and U.S. Government securities, and securities in emerging markets.

[arrow] The fund is managed by an adviser and subadviser. The subadviser uses an asset allocation approach to select countries and regions for fund investment. Countries and regions that exhibit favorable prospects for economic growth, governmental policies, expected levels of inflation, currency valuation and capital market price levels are given greater allocations. Companies within selected countries and regions that the subadviser believes show solid growth prospects with attractive valuations are selected for fund investment.

[arrow] Debt obligations selected for investment may be of any credit quality or maturity.

[arrow] The fund's ability to invest in growth as well as income producing securities and its emphasis on investments in established countries help the fund to maintain an acceptable level of investment risk.

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.

Unlike many other mutual funds, this fund will make significant investments in foreign securities. Political and economic uncertainty, as well as relatively less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the


                                           Phoenix-Aberdeen International Fund 1
currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

The fund may be subject to greater risks than a fund that does not invest in securities with growth characteristics.

To the extent the fund invests in debt securities, it will be subject to interest rate and credit risk. Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease. Additionally, securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to greater price fluctuation.

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen International Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


INTERNATIONAL FUND

[graphic omitted]

     Calendar Year  Annual Return (%)
          1990           -4.94
          1991           10.76
          1992          -12.41
          1993           37.61
          1994           -0.08
          1995            9.68
          1996           17.39
          1997           10.94
          1998           25.90

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 22.34% (quarter ending March 31, 1998) and the lowest return for a quarter was (19.55)% (quarter ending September 30, 1990).

2 Phoenix-Aberdeen International Fund


----------------------------------------------------------------------------------------------------------------
                                                                                 Life of the Fund(2)
                                                                      ------------------------------------------
   Average Annual Total Return
   (for the periods ending 12/31/98)(1)     One Year     Five Years     Class A       Class B       Class C
----------------------------------------------------------------------------------------------------------------
   Class A Shares                            19.89%        11.35%        9.93%            --           --
----------------------------------------------------------------------------------------------------------------
   Class B Shares                            21.07%         N/A            --          11.93%          --
----------------------------------------------------------------------------------------------------------------
   Class C Shares(3)                          N/A           N/A           N/A           N/A           N/A
----------------------------------------------------------------------------------------------------------------
   The Morgan Stanley Capital
   International EAFE Index(4)               20.33%        9.50%         6.20%         8.52%          N/A
----------------------------------------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since November 1, 1989 and Class B Shares since July 15,
1994.

(3) Class C Shares will be offered as of the effective date of this prospectus.


(4) The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE Index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East. The Index's performance does not reflect sales charges.


                                           Phoenix-Aberdeen International Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                        None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.75%             0.75%             0.75%
Distribution and Service (12b-1) Fees (c)                       0.25%             1.00%             1.00%
Other Expenses                                                  0.37%             0.37%             0.37%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.37%             2.12%             2.12%
                                                                =====             =====             =====

____________________

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


(b) The maximum deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4  Phoenix-Aberdeen International Fund

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A            $608            $888            $1,189           $2,043
--------------------------------------------------------------------------------
   Class B            $615            $864            $1,139           $2,261
--------------------------------------------------------------------------------

   Class C            $315            $664            $1,139           $2,452

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS         5 YEARS          0 YEARS
--------------------------------------------------------------------------------
   Class A            $608            $888            $1,189          $2,043
--------------------------------------------------------------------------------
   Class B            $215            $664            $1,139          $2,261
--------------------------------------------------------------------------------

   Class C            $215            $664            $1,139          $2,452

--------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Aberdeen International Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
The fund will invest primarily in common stocks of established foreign (non-U.S.) companies believed by the subadviser to have the potential for capital growth, income or both. Under normal circumstances at least 80% of the fund's total assets will be invested in foreign issuers located in three or more foreign countries. The fund may invest in any region of the world, including emerging market countries.


In addition to common stocks, the fund may invest in any other type of security, including convertible securities, preferred stocks, bonds, notes and other debt obligations and foreign and U.S. Government obligations that the adviser believes offers growth and/or income potential.

The fund employs an adviser, Phoenix Investment Counsel, Inc., and a subadviser, Aberdeen Fund Managers, Inc., to select investments for the fund. Each month, the subadviser's investment strategy committee determines how much (what percentage) of the fund's assets will be invested in each region of the world (e.g., continental Europe, United Kingdom, Asia, etc.). In making its determination, the committee will generally select regions that exhibit favorable:


                                           Phoenix-Aberdeen International Fund 5

         [bullet] prospects for relative economic growth among foreign countries;

         [bullet]  expected levels of inflation;


         [bullet]  capital market price levels;


         [bullet]  government policies influencing business conditions;


         [bullet]  currency valuations; and

         [bullet] range of individual investment opportunities available to the international investor.

The fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country that the subadviser believes poses no unique investment risk.


There is no limitation on the amount or percentage of fund assets that may be invested in growth or income securities. At any time, the fund may focus investments solely or primarily in securities that offer growth of capital or on income-producing securities. In determining whether the fund will be invested for capital growth or income, the subadviser will analyze the international equity and fixed income markets and assess the degree of risk and level of return expected from each.


Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. To the extent that the fund's investments are affected by general economic declines and declines in industries that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the


6 Phoenix-Aberdeen International Fund
specific companies selected for fund investment fail to perform as the subadviser expects, regardless of general economic trends, industry trends, and other economic factors.


In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

FOREIGN INVESTING
The fund will invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

         [bullet] differences in accounting, auditing and financial reporting standards;

         [bullet] generally higher commission rates on foreign portfolio transactions;

         [bullet] differences and inefficiencies in transaction settlement systems;

         [bullet]  the possibility of expropriation or confiscatory taxation;

         [bullet] adverse changes in investment or exchange control regulations;

         [bullet]  political instability; and

         [bullet]  potential restrictions on the flow of international capital.

Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio.

Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
Significant portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange

                                          Phoenix-Aberdeen International Fund  7
rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks, including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  potential tax consequences.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


8  Phoenix-Aberdeen International Fund

GROWTH STOCKS

Typically, growth stocks make little or no dividend payments to shareholders. Investment return is based upon the stocks' capital appreciation, making return more dependent on market increases and decreases as compared to stocks that provide dividend payments. Growth stocks also tend to rise faster when markets advance, and drop more sharply when markets fall. Should a market decline occur, the fund's price may fall more than that of other funds.


DEBT SECURITIES

Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease. Credit risk for debt obligations typically increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Defaults and missed payments may cause the value of your shares to decrease and decrease the level of expected income payments. Longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Aberdeen Fund Managers, Inc. ("Aberdeen") is the subadviser to the fund and is located at 1 Financial Plaza, Suite 2210, Fort Lauderdale, FL 33394. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to


                                          Phoenix-Aberdeen International Fund  9
unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the following mutual funds since their inception in 1996: Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund. Aberdeen also has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of December 31, 1998, Aberdeen Asset Management PLC had $23.9 billion in assets under management.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Aberdeen, as subadviser, is responsible for day-to-day management of the fund's portfolio. Aberdeen manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.


--------------------------------------------------------------------------------
                                              $1+ billion
                         $1st billion      through $2 billion      $2+ billion
--------------------------------------------------------------------------------
   Management Fee           0.75%               0.70%                0.65%
--------------------------------------------------------------------------------

Phoenix pays Aberdeen a subadvisory fee at the following rates.

--------------------------------------------------------------------------------
                                              $1+ billion
                         $1st billion      through $2 billion      $2+ billion
--------------------------------------------------------------------------------
   Subadvisory Fee          0.375%               0.35%               0.325%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,350,786. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.75%. The total advisory fee of 0.75% of the average net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.


PORTFOLIO MANAGEMENT
Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the fund's portfolio.

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the fund's operations be assessed and brought into


10 Phoenix-Aberdeen International Fund

Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

                                          Phoenix-Aberdeen International Fund 11

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Duff & Phelps Real Estate Securities Fund has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund's focus is capital appreciation and income. The fund seeks to increase the value of your shares by investing in securities the adviser believes have the potential for initial appreciation and continued income growth.

[arrow] The fund intends to invest primarily in publicly traded real estate investment trusts (REITs), with emphasis on investment in equity REITs, and companies that are principally engaged in the real estate industry.

[arrow] Equity securities are selected using a two-tiered screening process. First the adviser screens the universe of eligible securities for securities it believes have the potential for initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

[arrow] An equity security may be evaluated for sale if its market value exceeds the adviser's estimated value, its financial performance is expected to decline or if the adviser believes the security's issuer fails to adjust its strategy to the real estate market cycle.

[arrow] To achieve its objective, the fund may invest up to 25% of its total assets in investment grade debt obligations of companies principally engaged in the real estate industry, mortgage-backed securities or short-term investments. Debt obligations and mortgage-backed securities may be of any maturity or duration (the length of a debt security on a present value basis). Debt securities are selected using a sector rotation approach. The adviser will seek to adjust the proportion of assets in categories of debt obligations or "sectors" and the selection within sectors to obtain higher returns on a relative basis.


PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.


The fund is a non-diversified investment company. It may invest a larger proportion of its assets in the securities of a smaller number of issuers, and, as a result, price fluctuations in these securities have a greater impact on the fund's share price.


12 Phoenix-Duff & Phelps Real Estate Securities Fund

Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.

REITs are subject to mortgage prepayment and refinancing risks, changes in the value of REIT-owned properties, and changing economic conditions, especially those that impact the real estate industry, including changes in interest rates. Additionally, REITs depend more on management skills than other types of securities.


REIT securities may trade less frequently and in lower volume than securities in other larger companies and they may be subject to abrupt and large price movements. Additionally, REIT securities may trade at prices less than the value of the underlying real estate and they are often not diversified. These factors may decrease the overall marketability of the securities.


Debt issues are subject to credit, interest rate and maturity risks. If the adviser misjudges the debt security issuer's ability to make principal and interest payments, income available for distribution may be less than that of other funds. Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease. Debt obligations with longer maturities may be subject to greater price fluctuation.


                            Phoenix-Duff & Phelps Real Estate Securities Fund 13

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


REAL ESTATE SECURITIES FUND

[graphic omitted]

     Calendar Year       Annual Return (%)
          1996                32.77
          1997                21.83
          1998               -20.11

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 17.60% (quarter ending December 31, 1996) and the lowest return for a quarter was (12.15)% (quarter ending September 30, 1998).

-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)                One Year                      Life of the Fund(2)
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                                      (23.89)%                            10.14%
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                                      (23.61)%                            10.35%
-----------------------------------------------------------------------------------------------------------------
   NAREIT Index (3)                                    (17.50)%                            12.36%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A and B Shares since March 1, 1995.


(3) The National Association of Real Estate Investment Trusts (NAREIT) Equity Total Return Index is a commonly used, unmanaged indicator of REIT performance. The Index does not reflect sales charges.


14 Phoenix-Duff & Phelps Real Estate Securities Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5% (b)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.75%                      0.75%
Distribution and Service (12b-1) Fees (c)                            0.25%                      1.00%
Other Expenses                                                       0.52%                      0.52%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES (a)                             1.52%                      2.27%
                                                                     =====                      =====

_____________________


(a) The fund's investment adviser has agreed to reimburse through December 31, 1999 the Phoenix-Duff & Phelps Real Estate Securities Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.30% for each Class of Shares. Actual Total Annual Fund Operating Expenses after expense reimbursement are 1.30% for Class A Shares and 2.05% for Class B Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Phoenix-Duff & Phelps Real Estate Securities Fund 15

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $622                  $932                  $1,265                $2,201
-----------------------------------------------------------------------------------------------------------------
   Class B                      $630                  $909                  $1,215                $2,417
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $622                  $932                  $1,265                $2,201
-----------------------------------------------------------------------------------------------------------------
   Class B                      $230                  $709                  $1,215                $2,417
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Duff & Phelps Real Estate Securities Fund has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

The fund's focus is capital appreciation and income. The fund seeks to increase the value of your shares by investing in securities the adviser believes have the potential for initial appreciation and continued income growth.

Under normal circumstances, the fund intends to invest at least 75% of its assets in marketable securities of publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. A company is considered "principally engaged" in the real estate industry if at least 50% of the company's gross revenues or net profits come from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The fund does not invest directly in real estate.

The fund will primarily focus its investments in equity REITs. Generally, REITs are publicly-traded companies that invest primarily in income-producing real estate or real estate-related


16 Phoenix-Duff & Phelps Real Estate Securities Fund loans or interests. Equity REITs own real estate directly. Mortgage REITs invest the majority of their assets in real estate mortgages and earn income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

Equity securities are selected using a two-tiered screening process. First the adviser screens the universe of eligible securities for securities it believes have:

         [bullet] the potential for initial appreciation based on comparing the price of a security to its projected funds from operations growth rate;

         [bullet] the potential for continued dividend growth based on historical patterns of dividend growth; and

         [bullet] signs the issuer is an efficient user of capital based on cost of capital and return on investment comparisons.

Equity securities that survive this screening are further evaluated based on interviews and fundamental research that focuses on the issuer's strength of management and property, financial and performance reviews.

Portfolio holdings are continually compared to those in their peer group and reevaluated for potential sale. A security that:

         [bullet]  exceeds the adviser's estimated value;

         [bullet]  the adviser expects to decline in financial performance; or

         [bullet] the adviser believes has an issuer that fails to adjust its strategy to the real estate market cycle may be evaluated for sale.

The fund may invest up to 25% of its total assets in marketable debt obligations of companies principally engaged in the real estate industry, mortgage-backed securities, such as pass-through certificates, real estate mortgage investment conduits (REMICS), and collateralized mortgage obligations (CMOs), or short-term investments. These investments will have credit ratings within the four highest rating categories, and, may be of any maturity or duration.

Debt obligations are selected using a sector rotation approach. The adviser will seek to adjust the proportion of assets in the various sectors and the selection of investments within sectors to obtain higher returns on a relative basis. The adviser selects sectors based on value as compared to risk. The adviser seeks investments within sectors that are undervalued based on fundamentals such as earnings coverage of interest, cash flow and liquidity.


                            Phoenix-Duff & Phelps Real Estate Securities Fund 17

Temporary Defensive Strategy: When the adviser believes there are extraordinary risks associated with investment in real estate market securities, the fund may invest up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. When this happens, the fund may not achieve its investment objective.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If, between the time you purchase shares and the time you sell shares, the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions that affect the real estate industry may cause a decline in value of many fund investments. The real estate industry could experience a decrease in sales and sale prices so that companies engaged in these businesses do not perform as well as expected. To the extent that the fund's investments are affected by general economic declines and declines in the real estate industry, that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific issuers selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, and other economic factors.


In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

NON-DIVERSIFICATION
The fund is a non-diversified investment company. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE-RELATED INVESTMENTS

The fund primarily invests in the real estate industry. The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operate. A decline in real estate value may have a negative impact on the value of your shares.


18 Phoenix-Duff & Phelps Real Estate Securities Fund

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.

REIT SECURITIES

REIT securities are subject to mortgage prepayment and refinancing risks that make it difficult to accurately predict cash flows. Additionally, changes in the value of REIT-owned properties, economic conditions that impact the real estate industry and interest rate changes may decrease the value of your shares. REIT investments also depend more on management skills than other types of investments.


REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of investments in real estate which may result in a lower price when the fund sells its shares in the REIT. REITs also may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value.


DEBT SECURITIES
Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease. Credit risk for debt obligations typically increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Defaults and missed payments may cause the value of your shares to decrease and decrease the level of expected income payments. Longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.

                            Phoenix-Duff & Phelps Real Estate Securities Fund 19

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis.

Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                         $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.75%                      0.70%                      0.65%
-----------------------------------------------------------------------------------------------------------------

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.30% of the average annual net asset values of the fund.


During the fund's last fiscal year, the fund paid total management fees of $398,336. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.75%. The total advisory fee of 0.75% of the average net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.


PORTFOLIO MANAGEMENT

Michael Schatt is responsible for managing the assets of the Real Estate Securities Fund. Mr. Schatt is employed as Managing Director of Phoenix Investment Partners, Ltd. and is a Senior Vice President of Duff & Phelps, as well as Vice President, Phoenix Duff & Phelps Institutional Mutual Funds, The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund and Duff & Phelps Utilities Income Inc. His current responsibilities include serving as Portfolio Manager of the fund, Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Series of the Phoenix Edge Series Fund, and managing the real estate investment securities of Duff & Phelps Utilities Income, Inc. Previously, he served as Director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC and has over 16 years experience in the real estate industry.


20 Phoenix-Duff & Phelps Real Estate Securities Fund

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the fund's operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.


Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

                            Phoenix-Duff & Phelps Real Estate Securities Fund 21

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund will invest primarily in U.S. dollar denominated bonds issued by governments and corporations in emerging market countries. The bonds will predominantly be below investment grade (so-called "junk bonds") since generally these bonds have higher income rates and offer greater capital appreciation potential over time. However, the fund may invest in securities with any credit rating or unrated securities, securities issued by entities in developed countries and non-U.S. dollar denominated securities if the adviser believes the security offers the potential for high current income and long-term capital appreciation.

[arrow] The adviser selects securities and countries for investment that it believes have strong fundamentals such as cash flow and economic stability. Securities may be evaluated for sale if the security underperforms based on original expectations, or if there are changes in the original fundamentals.

[arrow] The fund invests in securities of various maturities to maintain a level of interest rate risk similar to that of the JP Morgan Emerging Markets Bond Index, its benchmark. The adviser also seeks to control duration risk (the length of a debt security on a present value basis), so that the fund may remain duration neutral.


PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.


If the adviser misjudges the ability of debt issuers to make scheduled principal and interest payments, the fund's income available for distribution may be less than expected. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.


The adviser will also attempt to select investments that provide long-term capital appreciation. If the adviser misjudges the return potential, the fund's returns may be lower than prevailing returns.

22 Phoenix-Goodwin Emerging Markets Bond Fund

Debt securities are subject to interest rate risk. Generally, the value of debt securities is inversely related to changes in interest rates. If interest rates rise, the value of debt securities will fall. This may cause the value of your shares to decrease.

Securities with longer maturities may be subject to greater price fluctuations due to interest rate changes, tax laws and other general market factors.

Fund investments in "emerging market" countries (countries with markets that are not fully developed) may be subject to political and economic uncertainty, as well as less public information. This may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and companies in developed nations. They may also have more obstacles to financial success. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."

The fund will invest in below investment grade debt securities (so-called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If interest and principal payments are not made, the fund would lose income and could expect a decline in the market value of the securities. In addition, analysis of junk bonds is more complex than for higher rated securities, making it more difficult for the adviser to accurately predict return and risk.

The fund may invest in sovereign debt securities issued or guaranteed by governments and government-related entities. The entities do not guarantee that the value of fund shares will increase.


                                   Phoenix-Goodwin Emerging Markets Bond Fund 23

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Emerging Markets Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


EMERGING MARKETS BOND FUND

[graphic omitted]

     Calendar Year       Annual Return (%)
          1996                54.44
          1997                13.73
          1998               -32.88


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.84% (quarter ending December 31, 1998) and the lowest return for a quarter was (35.96)% (quarter ending September 30, 1998).


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)                One Year                      Life of the Fund(2)
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                                      (36.05)%                             6.76%
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                                      (35.70)%                             7.12%
-----------------------------------------------------------------------------------------------------------------
   JP Morgan Emerging Markets
   Bond Index Plus (3)                                 (14.35)%                            13.46%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A and B Shares since September 5, 1995.


(3) The JP Morgan Emerging Markets Bond Index Plus is an unmanaged, commonly used measure of emerging-market debt total return performance. The Index tracks total return for traded external debt instruments in emerging markets. The Index is not available for direct investment.


Performance information is not included for Class C shares because the class has not had annual returns for at least one calendar year.

24 Phoenix-Goodwin Emerging Markets Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                        None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%             0.75%

Distribution and Service (12b-1) Fees (c)                       0.25%             1.00%             1.00%

Other Expenses                                                  0.43%             0.43%             0.43%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.43%             2.18%             2.18%
                                                                =====             =====             =====

____________________

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


(b) The maximum deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


                                   Phoenix-Goodwin Emerging Markets Bond Fund 25

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $614                  $906                  $1,219                $2,107
-----------------------------------------------------------------------------------------------------------------
   Class B                      $621                  $882                  $1,169                $2,323
-----------------------------------------------------------------------------------------------------------------
   Class C                      $321                  $682                  $1,169                $2,513
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $614                  $906                  $1,219                $2,107
-----------------------------------------------------------------------------------------------------------------
   Class B                      $221                  $682                  $1,169                $2,323
-----------------------------------------------------------------------------------------------------------------
   Class C                      $221                  $682                  $1,169                $2,513
-----------------------------------------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Goodwin Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives.


PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the fund will invest at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets or the return from which principally comes from emerging markets. The adviser

26 Phoenix-Goodwin Emerging Markets Bond Fund considers emerging markets to be any country that is defined as an emerging or developing economy by an International Bank for Reconstruction and Development, the International Finance Corporation or the United Nations or its authorities. The fund will invest in at least three countries at any one time and will not commit more than 40% of its assets to issuers in a single country.


The fund will invest predominantly in debt securities that are rated below investment grade or if unrated, are judged by the adviser to be of equivalent quality to below investment grade securities. The high yields on these securities often reflect the greater risks associated with investing in these types of securities. Below investment grade securities are in the lower credit rating categories, or if unrated, of comparable, limited quality. Credit ratings are established by nationally recognized statistical rating organizations (NRSROs). Please see the Statement of Additional Information for credit rating information.

The fund will invest at least 65% of its assets in U.S. dollar denominated debt securities.

Under normal circumstances, at least 50% of fund assets will be invested in sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets; government owned, controlled or sponsored entities located in emerging markets; entities with a purpose of restructuring investment characteristics of governments or related entities in emerging market countries; and debt obligations issued by organizations such as the Asian Development Bank and the Inter-American Development Bar.


The fund invests in securities of various maturities to maintain a level of interest rate risk similar to that of the JP Morgan Emerging Markets Bond Index, its benchmark. The fund uses a duration neutral strategy. Duration measures the length of a debt security on a present value basis using the time between now and when interest and principal should be received weighted against the present value of the cash to be received at each future date. The fund attempts to remain "duration neutral" in that the adviser does not predict future interest rate changes or invest based upon such predictions.

The advisor's portfolio selection and sale methods may result in a higher portfolio turnover rate. Higher portfolio turnover rates may increase costs to the fund, negatively affect fund performance and increase capital gains distributions, which may result in greater tax liability to you.


Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may invest without limit in U.S. debt securities, including short-term money market instruments. When this happens, the fund may not achieve its investment objectives.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

                                   Phoenix-Goodwin Emerging Markets Bond Fund 27

RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL

If the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease.


In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

FOREIGN INVESTING

Investing in non-U.S.-issued debt securities involves special risks and considerations not typically associated with investing in U.S. securities. These include:


         [bullet] differences in accounting, auditing and financial reporting standards;

         [bullet] generally higher commission rates on foreign portfolio transactions;

         [bullet] differences and inefficiencies in transaction settlement systems;

         [bullet]  the possibility of expropriation or confiscatory taxation;

         [bullet] adverse changes in investment or exchange control regulations;

         [bullet]  political instability; and

         [bullet]  potential restrictions on the flow of international capital.

Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national

28 Phoenix-Goodwin Emerging Markets Bond Fund product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and income either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:


         [bullet] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  potential tax consequences.


EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval for the release of investment income, capital or the proceeds of sales of securities to foreign investors may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign


                                   Phoenix-Goodwin Emerging Markets Bond Fund 29
investment limitations. Historically, many emerging markets have experienced high inflation rates, creating a negative interest rate environment and devaluing outstanding financial assets. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."

The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


BELOW INVESTMENT GRADE SECURITIES

Although below investment grade securities provide greater income and opportunity for capital appreciation than investments in higher-grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Lower-rated securities may not trade as often and may be less liquid than higher-rated securities. Fund expenses could increase if the fund were to pursue recovery of missed income payments. Achievement of fund goals will also be more dependent on the adviser's ability to select fund investments than if the fund invested in securities in higher rating categories. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk.

LONG-TERM MATURITIES
Securities with longer maturities may be subject to greater price fluctuations due to interest rate changes, tax laws and other general market factors than securities with shorter maturities.


GOVERNMENT SECURITIES
Obligations issued or guaranteed by governments, government-related entities and central banks based in emerging markets only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.

30 Phoenix-Goodwin Emerging Markets Bond Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                         $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.75%                      0.70%                      0.65%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $730,717. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.75%. The total advisory fee of 0.75% of the average net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.


PORTFOLIO MANAGEMENT
Peter S. Lannigan is the Portfolio Manager of the Emerging Markets Bond Fund and as such is primarily responsible for the day-to-day management of the fund. Mr. Lannigan served as Co-Manager of the fund from April 1995 until November 1996. Mr. Lannigan served as a Vice President of Phoenix between May 1995 and September 1996, a Director, Fixed Income Research between 1996-1997, and presently, he is a Managing Director, Fixed Income. From 1993 until 1995, he was a Director, Fixed Income Research for Phoenix Home Life Mutual Insurance Company.

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the fund's operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the


                                   Phoenix-Goodwin Emerging Markets Bond Fund 31
majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

32 Phoenix-Goodwin Emerging Markets Bond Fund

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Tax-Exempt Bond Fund has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. There is no guarantee that the fund will achieve the objective.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund will invest in municipal securities, primarily municipal bonds, the income from which is fully exempt from federal income taxation.

[arrow] Income from some fund investments may be included in the federal alternative minimum tax calculation and some may be subject to state and local taxes. In addition, up to 20% of fund assets may be invested in taxable fixed income obligations.

[arrow] The adviser will seek to adjust the proportions of the fund's investment in various sectors of the tax exempt market and the selection of investments within sectors to obtain higher returns on a relative basis.

[arrow] The adviser attempts to select securities that it believes are undervalued based on credit rating, coupon rate, calls, maturity and average life. The adviser also attempts to select securities that are located in an area or region that is experiencing economic growth.

[arrow] Municipal securities selected for investment will have credit ratings within the four highest rating categories, or, if unrated, will be of comparable quality.

[arrow] The fund invests in securities of various maturities to maintain a level of interest rate risk similar to that of Lehman Brothers Municipal Bond Index, its benchmark. The adviser also seeks to control duration risk (the length of a debt security on a present value basis), so that the fund may remain duration neutral.

[arrow] The fund may attempt to minimize risk by diversifying its investments broadly and by investing no more than 25% of its total assets in municipal securities issued by one state or territory.


PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.


If the adviser misjudges the ability of issuers to make scheduled principal and interest payments, the fund's income available for distribution may be less than other funds. In addition, tax-exempt securities may not provide a higher after tax return than taxable securities.


                                         Phoenix-Goodwin Tax-Exempt Bond Fund 33

Municipal and other debt securities are subject to interest rate risk. Generally, the value of municipal and debt securities is inversely related to changes in interest rates. If interest rates rise, the value of municipal and debt securities will fall. This may cause the value of your shares to decrease.

Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales.

The fund may invest in municipal securities with longer maturities. Municipal securities with longer maturities may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Tax-Exempt Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


TAX-EXEMPT BOND FUND

[graphic omitted]

     Calendar Year       Annual Return (%)
          1989                11.00
          1990                 6.32
          1991                11.41
          1992                10.65
          1993                13.44
          1994                -7.41
          1995                18.21
          1996                 3.05
          1997                 8.33
          1998                 3.10

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 8.07% (quarter ending March 31, 1995) and the lowest return for a quarter was (6.00)% (quarter ending March 31, 1994).

34 Phoenix-Goodwin Tax-Exempt Bond Fund


-----------------------------------------------------------------------------------------------------------------
                                                                                        Life of the Fund(2)
                                                                                    -----------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)     One Year      Five Years    Ten Years      Class A       Class B
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                            -1.78%           3.7%        7.07%         7.35%           --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                            -1.32%           N/A          N/A            --          4.65%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Municipal
   Bond Index(3)                              6.48%          6.23%        8.22%         8.25%        7.84%(4)
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since July 15, 1988 and Class B Shares since March 16, 1994.

(3) The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.


(4) Index performance since March 31, 1994.



FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5% (a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.45%                      0.45%
Distribution and Service (12b-1) Fees (b)                            0.25%                      1.00%
Other Expenses                                                       0.27%                      0.27%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.97%                      1.72%
                                                                     =====                      =====

____________________

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

                                         Phoenix-Goodwin Tax-Exempt Bond Fund 35

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $569                  $769                   $986                 $1,608
------------------------------------------------------------------------------------------------------------------
   Class B                      $575                  $742                   $933                 $1,831
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $569                  $769                   $986                 $1,608
------------------------------------------------------------------------------------------------------------------
   Class B                      $175                  $542                   $933                 $1,831
------------------------------------------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Goodwin Tax-Exempt Bond Fund has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. There is no guarantee that the fund will achieve the objective.

PRINCIPAL INVESTMENT STRATEGIES

The adviser intends to use a sector rotation approach to select the types of securities for fund investment. Sector rotation allows the adviser to adjust the proportion of fund investments in various sectors of the tax exempt market.

The adviser selects securities for fund investment using an analytical approach which focuses on:


36 Phoenix-Goodwin Tax-Exempt Bond Fund

         [bullet] The relative value of a security considering the security's credit rating. The adviser seeks to identify those securities that have stable to improving credit ratings and that the adviser believes are undervalued.

         [bullet] The structure of the security. The adviser will look at the coupon rate, calls, maturity and average life of a security.

         [bullet] Geographic opportunities. The adviser seeks to identify areas, regions and countries that are experiencing economic growth.

         [bullet] Sector relationships. The adviser seeks to identify those sectors that are experiencing improved fundamentals or that are undervalued.


Under normal market conditions, the fund will invest at least 80% of its net assets in municipal securities, primarily municipal bonds, the income from which is fully exempt from federal income taxation and that are rated within the four highest rating categories. Municipal securities means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income taxation.

The fund invests in securities of various maturities to maintain a level of interest rate risk similar to that of the Lehman Brothers Municipal Bond Index, its benchmark. The fund uses a duration neutral strategy. Duration measures the length of a debt security on a present value basis using the time between now and when interest and principal should be received weighted against the present value of the cash to be received at each future date. The fund attempts to remain "duration neutral" in that the adviser does not predict future interest rate changes or invest based upon such predictions.

The fund will attempt to minimize risk through diversification by investing no more than 25% of its total assets in the municipal securities issued by one state or territory.

The fund may invest up to 20% of its net assets in qualified "private activity" industrial development bonds and taxable fixed income obligations. The income from qualified "private activity" industrial development bonds will be exempt from federal income taxation, but it is included in the federal alternative minimum tax calculation. Taxable fixed income obligations in which the fund may invest include: U.S. government obligations, high-investment-grade corporate debt securities, high-investment-grade commercial paper, certificates of deposit and repurchase agreements with banks, brokers and dealers considered by the fund to be creditworthy. Income from some investments may also be subject to state and local taxes.

Temporary Defensive Strategy: The fund may invest all of its assets in U.S. government obligations, high-investment-grade corporate debt securities, high-investment-grade commercial paper, certificates of deposit and repurchase agreements with banks, brokers and


                                         Phoenix-Goodwin Tax-Exempt Bond Fund 37
dealers considered by the fund to be trustworthy for temporary defensive purposes. In such instances, the fund may not achieve its stated objective.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL

If the adviser misjudges the ability of issuers to make scheduled principal and interest payments, the fund's income available for distribution may be less than other funds. In addition, tax-exempt securities may not provide a higher after-tax return than taxable securities.

Municipal and other debt securities are subject to interest rate risk. Generally, the value of municipal and debt securities is inversely related to changes in interest rates. If interest rates rise, the value of municipal and debt securities will fall. This may cause the value of your shares to decrease.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that should be noted.


MUNICIPAL SECURITIES

Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund.


LONG-TERM MATURITIES
The fund may invest in municipal securities with longer maturities. Municipal securities with longer maturities may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.

38 Phoenix-Goodwin Tax-Exempt Bond Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                         $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.45%                      0.40%                      0.35%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $544,278. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.45%.

PORTFOLIO MANAGEMENT
Timothy Heaney has served as Portfolio Manager of the Tax-Exempt Bond Fund since September 1997 and, as such, is primarily responsible for the day-to-day management of the fund. Mr. Heaney is also the Portfolio Manager of Phoenix California Tax-Exempt Bonds, Inc. and, from March 1996 to September 1997, he served as Co-Manager. Mr. Heaney is Vice President of the fund and served as Director, Fixed Income Research of Phoenix from 1996 to 1998. Since 1998, he is managing Director, Fixed Income of Phoenix. From 1995 to 1996, he was an Investment Analyst with Phoenix, and, from 1992 to 1994, he was an Investment Analyst with Phoenix Home Life Mutual Insurance Company.

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not

                                         Phoenix-Goodwin Tax-Exempt Bond Fund 39
known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

40 Phoenix-Goodwin Tax-Exempt Bond Fund

PHOENIX-SENECA MID CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Seneca Mid Cap Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund will seek to increase the value of your shares by investing in securities that the subadviser believes have earnings growth potential and the potential for capital appreciation over the intermediate or long term.

[arrow] The fund intends to invest primarily in common stocks of U.S. companies with market capitalizations between $1 billion and $10 billion.

[arrow] The fund may invest in any class or type of security, including preferred stocks, bonds, junk bonds, and convertible securities whether foreign (non-U.S.) or U.S., that the adviser believes have the potential to appreciate.

[arrow]  Generally, the fund expects to hold at least 35 positions.

[arrow] The fund is managed by an adviser and subadviser. The subadviser screens for growth in the mid-cap market. The focus is on stocks the subadviser projects will have earnings growth rates at substantially higher levels than the market and that it forecasts will have major earnings acceleration.

[arrow] More specifically, the subadviser selects stocks that it believes are producing quality, sustainable earnings, are well managed, and are reasonably valued relative to the growth rate and to the market.

[arrow] The subadviser will review stocks for potential sale if earnings reports disappoint, valuation levels reach the top of their historic level, or if earnings momentum peaks.

[arrow] Debt obligations selected for investment may be of any credit quality or maturity.


PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.


Conditions affecting the overall economy, specific industries, or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease. The fund may also be subject to greater risks than a fund that invests in a broader range of securities that do not have growth potential.

Mid-capitalization investing presents additional risks. These issuers may be affected to a greater extent than larger, well established companies by changes in general economic


                                                  Phoenix-Seneca Mid Cap Fund 41
conditions and conditions in particular industries, and they may not have the same operating history and "track record" as larger companies. Future performance of mid-cap companies may, therefore, be more difficult to predict.

Political and economic uncertainty, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease. Debt obligations with longer maturities may be subject to greater price fluctuation and those with lower credit quality are subject to greater risk that principal and interest payments will not be made on time or at all. Debt obligations with longer maturities may be subject to greater price fluctuation.


PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Seneca Mid Cap Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


MID CAP FUND

[graphic omitted]

     Calendar Year       Annual Return (%)
          1990                20.47
          1991                47.93
          1992                 8.14
          1993                10.13
          1994                -3.84
          1995                30.84
          1996                 8.55
          1997                13.21
          1998                19.78


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 28.79% (quarter ending December 31, 1998) and the lowest return for a quarter was (16.14)% (quarter ending September 30, 1998).


42 Phoenix-Seneca Mid Cap Fund


-----------------------------------------------------------------------------------------------------------
                                                                                  Life of the Fund(2)
                                                                              -----------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)              One Year     Five Years     Class A       Class B
-----------------------------------------------------------------------------------------------------------
   Class A Shares                                     14.07%        12.03%        16.20%          --
-----------------------------------------------------------------------------------------------------------
   Class B Shares                                     15.16%         N/A            --          14.97%
-----------------------------------------------------------------------------------------------------------
   S&P MidCap Index(3)                                19.11%        18.85%        17.99%        21.84%
-----------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since November 1, 1989, and Class B Shares since July 18,
1994.


(3) The S&P MidCap Index is an unmanaged commonly used measure of total return performance of mid-capitalization companies. The Index is not available for direct investment.



FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5% (a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.75%                      0.75%
Distribution and Service (12b-1) Fees (b)                            0.25%                      1.00%
Other Expenses                                                       0.30%                      0.30%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.30%                      2.05%
                                                                     =====                      =====

____________________

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

                                                  Phoenix-Seneca Mid Cap Fund 43

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $601                  $868                  $1,154                $1,968
------------------------------------------------------------------------------------------------------------------
   Class B                      $608                  $843                  $1,103                $2,187
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $601                  $868                  $1,154                $1,968
------------------------------------------------------------------------------------------------------------------
   Class B                      $208                  $643                  $1,103                $2,187
------------------------------------------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Seneca Mid Cap Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
The fund contracts with an adviser, Phoenix Investment Counsel, Inc., to manage the fund's investment program and to be responsible for the general operation of the fund. It also contracts with a subadviser, Seneca Capital Management LLC, to manage investments of the fund. The subadviser selects common stocks of mid-cap companies that it believes have the potential to appreciate. However, since common stocks do not always afford the greatest promise for capital appreciation, the fund may invest any amount of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long terms.

44 Phoenix-Seneca Mid Cap Fund

The fund will seek to increase the value of your shares by investing in securities that the subadviser believes have earnings growth potential and the potential for capital appreciation over the intermediate or long term.

The fund intends to invest primarily in common stocks of U.S. companies with market capitalizations between $1 billion and $10 billion. Generally, the fund expects to hold at least 35 positions. The subadviser selects stocks using a screening process. It screens for growth across the mid-cap market. The focus is on stocks the subadviser projects will have earnings growth rates at substantially higher levels than the market and that it forecasts will have major earnings acceleration. More specifically, the subadviser selects stocks that it believes are producing quality, sustainable earnings, are well managed, and are reasonably valued relative to the growth rate and to the market.

Up to one-third of fund assets may be invested in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities that the adviser believes have the potential to appreciate.

The subadviser will review stocks for potential sale if earnings reports disappoint; valuation levels reach the top of their historic level; or if earnings momentum peaks.


Temporary Defensive Strategy: The subadviser, at its discretion, may invest in any type of security that appears advantageous on the combined considerations of risk and the protection of capital, cash retentions, or invest all or part of its assets in cash equivalents for temporary defensive purposes such as when the market for growth stocks is adverse. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If, between the time you purchase shares and the time you sell shares, the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. To the extent that the fund's investments are affected by general economic declines and declines in industries that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also


                                                  Phoenix-Seneca Mid Cap Fund 45
decline if the specific companies selected for fund investment fail to perform as the subadviser expects, regardless of general economic trends, industry trends and other economic factors.


In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


MID-CAPITALIZATION INVESTING
Companies with mid-capitalizations are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on mid-capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from mid-capitalization companies can be highly volatile. Mid-sized companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Mid-cap stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


Focusing fund investments in mid-cap companies may also subject the fund to greater risks than a fund that invests in a broad range of securities that do not have the potential to appreciate. Investment returns may be less for mid-cap companies with appreciation potential because return is more dependent on market increases and decreases as compared to stocks that provide dividend payments. Should the market decline, the share value of mid-cap companies may decline at a sharper rate than larger, dividend-paying companies.


DEBT SECURITIES
Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease. Credit risk for debt obligations typically increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Defaults and missed payments may cause the value of your shares to decrease and decrease the level of expected income payments. Longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.

46 Phoenix-Seneca Mid Cap Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to two other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Seneca, as subadviser, is responsible for day-to-day management of the fund's portfolio. Seneca manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                           $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.75%                      0.70%                      0.65%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays Seneca a subadvisory fee at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                           $1st billion      $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                            0.375%                     0.350%                     0.325%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $2,476,987. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.

                                                  Phoenix-Seneca Mid Cap Fund 47

PORTFOLIO MANAGEMENT
Investment and trading decisions for the fund are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the fund.

Gail P. Seneca. Since January 1998, Ms. Seneca has also served as Co-Manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund and, since June 1998, she has served as Co-Manager of the fund. Ms. Seneca also serves as a team leader for each of the Phoenix-Seneca Funds. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank, and, from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

Richard D. Little. Since January 1998, Mr. Little has served as Co-Manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund, and, since June 1998, he has served as Co-Manager of the fund. Mr. Little also serves as a team leader for Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE(SM)" Fund. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

Ronald K. Jacks. Mr. Jacks has served as Co-Manager of the fund since June 1998. Mr. Jacks was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Seneca Funds from February 1996 through June 1997. Since July 1990, Mr. Jacks has been a Portfolio Manager of GMG/Seneca, and, since July 1996, he has been a portfolio manager of Seneca.

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

48 Phoenix-Seneca Mid Cap Fund

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         [bullet] adding the values of all securities and other assets of the fund,

         [bullet]  subtracting liabilities, and

         [bullet] dividing by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


 Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


 Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

 The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in

                                                 Phoenix Multi-Portfolio Fund 49
full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Each of the funds presently offers two classes of shares, and the International Fund and the Emerging Markets Bond Fund offer one additional class of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically

50 Phoenix Multi-Portfolio Fund
convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

PHOENIX MULTI-PORTFOLIO FUND


CLASS C SHARES. (International Fund and Emerging Markets Bond Fund only.) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                             ------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
-----------------                                             -----                            --------
Under $50,000                                                  4.75%                             4.99%
$50,000 but under $100,000                                     4.50                              4.71
$100,000 but under $250,000                                    3.50                              3.63
$250,000 but under $500,000                                    3.00                              3.09
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND C SHARES
Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

                                                 Phoenix Multi-Portfolio Fund 51

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
YEAR            1           2           3           4           5           6+
--------------------------------------------------------------------------------
CDSC            5%          4%          3%          2%          2%          0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES (INTERNATIONAL FUND AND EMERGING MARKETS BOND FUND ONLY)
YEAR            1            2+
--------------------------------------------------------------------------------
CDSC            1%           0%



YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         [bullet] $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         [bullet] There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         [bullet]  $500 for all other accounts.

Minimum ADDITIONAL investments:

         [bullet]  $25 for any account.

         [bullet] There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

52 Phoenix Multi-Portfolio Fund

STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         [bullet] Receive both dividends and capital gain distributions in additional shares

         [bullet] Receive dividends in cash and capital gain distributions in additional shares

         [bullet]  Receive both dividends and capital gain distributions in cash

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
---------------------------------------------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee.
---------------------------------------------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
---------------------------------------------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800)243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
---------------------------------------------------------------------------------------------------------------
 By telephone exchange               Call us at (800)243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------

                                                 Phoenix Multi-Portfolio Fund 53

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

---------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
---------------------------------------------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee.
---------------------------------------------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
---------------------------------------------------------------------------------------------------------------
By telephone                         For sales up to $50,000 requests can be made by calling (800)243-1574.
---------------------------------------------------------------------------------------------------------------
By telephone exchange                Call us at (800)243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------

By Check (Tax-Exempt Bond            If you selected the checkwriting feature, you may write checks for amounts
Fund and Emerging Markets            of $500 or more. Checks may not be used to close an account.
Bond Fund only)

---------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial

54 Phoenix Multi-Portfolio Fund
advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL
[arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:


         [bullet]  The proceeds do not exceed $50,000.

         [bullet] The proceeds are payable to the registered owner at the address on record.


         Send a clear letter of instructions with a signature guarantee when any of these apply:


         [bullet]  You are selling more than $50,000 worth of shares.

         [bullet] The name or address on the account has changed within the last 60 days.

         [bullet] You want the proceeds to go to a different name or address than on the account.


[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

                                                 Phoenix Multi-Portfolio Fund 55

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A, B or C shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at
(800)243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES
You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at
(800)243-4361 or accessing our Web site at www.phoenixinvestments.com.

         [bullet] You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

         [bullet] Exchanges may be made by phone ((800)243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         [bullet] The amount of the exchange must be equal to or greater than the minimum initial investment required.

         [bullet] The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         [bullet] Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

56 Phoenix Multi-Portfolio Fund

RETIREMENT PLANS
Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.

                                                 Phoenix Multi-Portfolio Fund 57

------------------------------------------------------------------------------------------------------------------
   FUND                                                                    DIVIDEND PAID
------------------------------------------------------------------------------------------------------------------
   International Fund                                                       Semiannually
------------------------------------------------------------------------------------------------------------------
   Real Estate Securities Fund                                               Quarterly
------------------------------------------------------------------------------------------------------------------
   Emerging Markets Bond Fund                                                 Monthly
------------------------------------------------------------------------------------------------------------------

   Tax-Exempt Bond Fund                                                       Monthly

------------------------------------------------------------------------------------------------------------------
   Mid Cap Fund                                                             Semiannually
------------------------------------------------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.
The Tax-Exempt Bond Fund intends to distribute tax-exempt income.

The Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax-Exempt Bond Fund may be taxable.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

58 Phoenix Multi-Portfolio Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the last five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ABERDEEN INTERNATIONAL FUND
                                                                        CLASS A
                                          --------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                             1998           1997          1996           1995          1994
                                             ----           ----          ----           ----          ----
Net asset value, beginning of period        $13.89         $14.48        $12.20         $12.63         $11.16
INCOME FROM INVESTMENT OPERATIONS(3)
   Net investment income (loss)               0.06(1)        0.03(1)       0.04(1)        0.03(1)       (0.01)
   Net realized and unrealized gain           3.27           1.01          2.28           0.42           1.48
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         3.33           1.04          2.32           0.45           1.47
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income         --          (0.29)           --             --             --
   Dividends from net realized gains         (1.24)         (1.34)        (0.04)         (0.88)            --
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (1.24)         (1.63)        (0.04)         (0.88)            --
                                            ------         ------        ------         ------         ------
Change in net asset value                     2.09          (0.59)         2.28          (0.43)          1.47
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $15.98         $13.89        $14.48         $12.20         $12.63
                                            ======         ======        ======         ======         ======
Total return(2)                              26.17%          8.21%        19.03%          4.12%         13.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $171,463       $131,338      $135,524       $129,352       $167,918
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.37%          1.56%         1.57%          1.70%          1.47%
   Net investment income (loss)               0.40%          0.22%         0.33%          0.23%          0.20%
Portfolio turnover                             104%           167%          151%           236%           186%

_______________________________

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                                                 Phoenix Multi-Portfolio Fund 59

--------------------------------------------------------------------------------

PHOENIX-ABERDEEN INTERNATIONAL FUND
                                                                   CLASS B
                                         ---------------------------------------------------------------
                                                                                              FROM
                                                                                            INCEPTION
                                                     YEAR ENDED NOVEMBER 30,                7/15/94 TO
                                            1998        1997        1996          1995       11/30/94
                                            ----        ----        ----          ----       --------
Net asset value, beginning of period      $13.56       $14.22      $12.07        $12.60      $12.80
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income (loss)            (0.05)(1)    (0.08)(1)   (0.05)(1)     (0.07)(1)   (0.01)
   Net realized and unrealized gain
     (loss)                                 3.17        1.00         2.24          0.42       (0.19)
                                          ------      ------       ------        ------      ------
     TOTAL FROM INVESTMENT OPERATIONS       3.12        0.92         2.19          0.35       (0.20)
                                          ------      ------       ------        ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income       --       (0.24)          --            --          --
   Dividends from net realized gains       (1.24)      (1.34)       (0.04)        (0.88)         --
                                          ------      ------       ------        ------      ------
     TOTAL DISTRIBUTIONS                   (1.24)      (1.58)       (0.04)        (0.88)         --
                                          ------      ------       ------        ------      ------
Change in net asset value                   1.88       (0.66)        2.15         (0.53)      (0.20)
                                          ------      ------       ------        ------      ------
NET ASSET VALUE, END OF PERIOD            $15.44      $13.56       $14.22        $12.07      $12.60
                                          ======      ======       ======        ======      ======
Total return(2)                            25.17%       7.37%       18.16%         3.28%      (1.56)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $17,315     $10,159       $6,955        $3,261      $1,991
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                       2.11%       2.31%        2.31%         2.50%       1.93%(3)
   Net investment income (loss)           (0.34)%     (0.55)%      (0.39)%       (0.61)%       0.36%(3)
Portfolio turnover                           104%        167%         151%          236%        186%

_______________________________

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

60 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
                                                                           CLASS A
                                                 --------------------------------------------------------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                          YEAR ENDED NOVEMBER 30,                    3/1/95 TO
                                                  1998              1997              1996            11/30/95
                                                  ----              ----              ----            --------
Net asset value, beginning of period              16.39            $13.14            $10.72            $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.55(4)(5)        0.49(4)(5)        0.53(5)           0.43(4)(5)

   Net realized and unrealized gain (loss)        (3.18)             3.52              2.50              0.55
                                                 ------            ------            ------            ------

     TOTAL FROM INVESTMENT OPERATIONS             (2.63)             4.01              3.03              0.98
                                                 ------            ------            ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.44)            (0.51)            (0.59)            (0.26)
   Dividends from net realized gains              (1.07)            (0.25)            (0.02)               --
                                                 ------            ------            ------            ------
     TOTAL DISTRIBUTIONS                          (1.51)            (0.76)            (0.61)            (0.26)
                                                 ------            ------            ------            ------
Change in net asset value                         (4.14)             3.25              2.42              0.72
                                                 ------            ------            ------            ------
NET ASSET VALUE, END OF PERIOD                   $12.25            $16.39            $13.14            $10.72
                                                 ======            ======            ======            ======
Total return(1)                                  (17.42)%           31.44%            29.20%             9.87%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $24,686           $36,336           $22,872           $13,842
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.31%             1.30%             1.30%             1.30%(2)
   Net investment income                           3.79%             3.34%             4.55%             5.79%(2)
Portfolio turnover                                   11%               54%               24%                9%(3)

_______________________________

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.

                                                 Phoenix Multi-Portfolio Fund 61

--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
                                                                               CLASS B
                                                     ---------------------------------------------------------
                                                                                                   FROM
                                                                                                 INCEPTION
                                                              YEAR ENDED NOVEMBER 30,            3/1/95 TO
                                                       1998           1997           1996        11/30/95
                                                       ----           ----           ----        --------
Net asset value, beginning of period                  $16.32         $13.10         $10.68        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.43(4)(5)    0.38(4)(5)     0.46(5)       0.36(4)(5)

   Net realized and unrealized gain (loss)              (3.15)         3.50           2.47          0.56
                                                       ------        ------         ------        ------

     TOTAL FROM INVESTMENT OPERATIONS                   (2.72)         3.88           2.93          0.92
                                                       ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.34)        (0.41)         (0.49)        (0.24)
   Dividends from net realized gains                    (1.07)        (0.25)         (0.02)           --
                                                       ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                                (1.41)        (0.66)         (0.51)        (0.24)
                                                       ------        ------         ------        ------
Change in net asset value                               (4.13)         3.22           2.42          0.68
                                                       ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                         $12.19        $16.32         $13.10        $10.68
                                                       ======        ======         ======        ======
Total return(1)                                        (18.01)%       30.44%         28.25%         9.21%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $18,237       $23,091         $8,259        $2,239
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.06%         2.05%          2.05%         2.05%(2)
   Net investment income                                 3.07%         2.55%          3.95%         5.03%(2)
Portfolio turnover                                         11%           54%            24%            9%(3)

_______________________________

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.

62 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
                                                                              CLASS A
                                                    --------------------------------------------------------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                             YEAR ENDED NOVEMBER 30,                 9/5/95 TO
                                                        1998          1997           1996            11/30/95
                                                        ----          ----           ----            --------
Net asset value, beginning of period                   $12.84        $14.80         $10.18            $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 1.32          1.38(4)        1.26(5)           0.25(4)(5)
   Net realized and unrealized gain (loss)              (4.22)         0.17           4.56              0.18
                                                       ------        ------         ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                   (2.90)         1.55           5.82              0.43
                                                       ------        ------         ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (1.00)        (1.28)         (1.20)            (0.25)
   Dividends from net realized gains                    (0.23)        (2.23)            --                --
   Distributions in excess of net realized gains        (1.16)           --             --                --
   Return of capital                                    (0.35)           --             --                --
                                                       ------        ------         ------            ------
     TOTAL DISTRIBUTIONS                                (2.74)        (3.51)         (1.20)            (0.25)
                                                       ------        ------         ------            ------
Change in net asset value                               (5.64)        (1.96)          4.62              0.18
                                                       ------        ------         ------            ------

NET ASSET VALUE, END OF PERIOD                         $(7.20)       $12.84         $14.80            $10.18
                                                       ======        ======         ======            ======

Total return(1)                                        (27.20)%       11.91%         60.18%             4.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $41,725       $67,875        $29,661           $12,149
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.43%         1.40%(6)       1.50%             1.50%(2)
   Net investment income                                13.74%         9.90%         10.41%            10.48%(2)
Portfolio turnover                                        405%          614%           378%               38%(3)

_______________________________

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.

(6) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.

                                                 Phoenix Multi-Portfolio Fund 63

--------------------------------------------------------------------------------

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
                                                                      CLASS B                            CLASS C
                                                  ------------------------------------------------      ----------
                                                                                          FROM            FROM
                                                                                        INCEPTION       INCEPTION
                                                        YEAR ENDED NOVEMBER 30,         9/5/95 TO       3/27/98 TO
                                                     1998        1997        1996       11/30/95         11/30/98
                                                   -------      -------     -------     --------         --------
Net asset value, beginning of period               $12.77       $14.78      $10.18       $10.00           $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             1.23         1.26(4)     1.19(5)      0.22(4)(5)      0.85(4)

   Net realized and unrealized gain (loss)          (4.18)        0.18        4.53         0.20            (5.10)
                                                   ------       ------      ------       ------           ------

     TOTAL FROM INVESTMENT OPERATIONS               (2.95)        1.44        5.72         0.42            (4.25)
                                                   ------       ------      ------       ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.97)       (1.22)      (1.12)       (0.24)           (0.66)
   Dividends from net realized gains                (0.23)       (2.23)         --           --               --
   Distributions in excess of net realized gains    (1.16)          --          --           --               --
   Return of capital                                (0.33)          --          --           --            (0.17)
                                                   ------       ------      ------       ------           ------
     TOTAL DISTRIBUTIONS                            (2.69)       (3.45)      (1.12)       (0.24)           (0.83)
                                                   ------       ------      ------       ------           ------
Change in net asset value                           (5.64)       (2.01)       4.60         0.18            (5.08)
                                                   ------       ------      ------       ------           ------
NET ASSET VALUE, END OF PERIOD                      $7.13       $12.77      $14.78       $10.18            $7.17
                                                   ======       ======      ======       ======           ======
Total return(1)                                    (27.86)%      11.07%      58.94%        4.22%(3)       (35.33)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $37,270      $38,673      $9,713         $596           $1,205
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                2.20%        2.15%(6)    2.25%        2.25%(2)         2.29%(2)

   Net investment income                            12.98%        9.14%       9.79%       10.29%(2)        15.59%(2)

Portfolio turnover                                    405%         614%        378%          38%(3)          405%(3)

_______________________________

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.

(6) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.

64 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
                                                                        CLASS A
                                            -------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                             1998           1997          1996           1995           1994
                                             ----           ----          ----           ----           ----
Net asset value, beginning of period        $11.17         $11.28        $11.40         $10.09         $11.58
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.57           0.59          0.60           0.61           0.65
   Net realized and unrealized gain
     (loss)                                   0.20           0.05         (0.12)          1.34          (1.49)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         0.77           0.64          0.48           1.95          (0.84)
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.53)         (0.59)        (0.60)         (0.61)         (0.65)
   Dividends in excess of net
   investment income                         (0.11)            --            --             --             --
   Dividends from net realized gains         (0.09)         (0.16)           --          (0.03)            --
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (0.73)         (0.75)        (0.60)         (0.64)         (0.65)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (0.04)         (0.11)        (0.12)          1.31          (1.49)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $11.21         $11.17        $11.28         $11.40         $10.09
                                            ======         ======        ======         ======         ======
Total return(1)                               5.75%          6.04%         4.30%         19.87%         (7.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $107,371       $122,763      $136,558       $147,821       $141,623
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         0.97%          0.96%         0.94%          0.97%          0.96%
   Net investment income                      4.77%          5.36%         5.42%          5.65%          5.65%
Portfolio turnover                              14%            15%           27%            25%            54%

_______________________________

(1) Maximum sales charges are not reflected in the total return calculation.

                                                 Phoenix Multi-Portfolio Fund 65

--------------------------------------------------------------------------------

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
                                                                         CLASS B
                                            ------------------------------------------------------------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                         YEAR ENDED NOVEMBER 30,                    3/16/94 TO
                                             1998           1997          1996           1995         11/30/94
                                             ----           ----          ----           ----         --------
Net asset value, beginning of period        $11.22         $11.32         $11.44        $10.12         $11.21
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.48           0.50           0.52          0.53           0.39
   Net realized and unrealized gain
(loss)                                        0.19           0.06          (0.12)         1.35          (1.09)
                                            ------         ------         ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         0.67           0.56           0.40          1.88          (0.70)
                                            ------         ------         ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.45)         (0.50)         (0.52)        (0.53)         (0.39)
   Dividends in excess of net
   investment income                         (0.10)            --             --            --             --
   Dividends from net realized gains         (0.09)         (0.16)            --         (0.03)            --
                                            ------         ------         ------        ------         ------
     TOTAL DISTRIBUTIONS                     (0.64)         (0.66)         (0.52)        (0.56)         (0.39)
                                            ------         ------         ------        ------         ------
Change in net asset value                     0.03          (0.10)         (0.12)         1.32          (1.09)
                                            ------         ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD              $11.25         $11.22         $11.32        $11.44         $10.12
                                            ======         ======         ======        ======         ======
Total return(1)                               4.97%          5.13%          3.60%        19.07%         (6.42)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $7,001         $5,797         $4,762        $3,142         $1,147
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.69%          1.71%          1.69%         1.72%          1.54%(2)
   Net investment income                      3.98%          4.60%          4.68%         4.90%          5.07%(2)

Portfolio turnover                              14%            15%            27%           25%            54%(3)

_______________________________

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

66 Phoenix Multi-Portfolio Fund

--------------------------------------------------------------------------------

PHOENIX-SENECA MID CAP FUND
                                                                        CLASS A
                                            ------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                             1998           1997          1996           1995           1994
                                             ----           ----          ----           ----           ----
Net asset value, beginning of period        $20.64         $21.65        $22.03         $18.03         $18.70
INCOME FROM INVESTMENT OPERATIONS(3)
   Net investment income (loss)               0.01          (0.02)(1)     (0.03)(1)       0.05(1)        0.11
   Net realized and unrealized gain           1.18           1.52          2.53           4.74           0.10
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         1.19           1.50          2.50           4.79           0.21
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income         --             --            --          (0.06)         (0.10)
   Dividends from net realized gains         (1.93)         (2.51)        (2.88)         (0.73)         (0.78)
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (1.93)         (2.51)        (2.88)         (0.79)         (0.88)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (0.74)         (1.01)        (0.38)          4.00          (0.67)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $19.90         $20.64        $21.65         $22.03         $18.03
                                            ======         ======        ======         ======         ======
Total return(2)                               6.64%          8.12%        13.52%         27.87%          1.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $279,326       $360,053      $451,474       $487,674       $419,760
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.30%          1.33%         1.35%          1.42%          1.36%
   Net investment income (loss)              (0.10)%        (0.08)%       (0.17)%         0.28%          0.59%
Portfolio turnover                             379%           161%          242%           218%           227%

_______________________________

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                                                 Phoenix Multi-Portfolio Fund 67

--------------------------------------------------------------------------------

PHOENIX-SENECA MID CAP FUND
                                                                         CLASS B
                                           -------------------------------------------------------------------
                                                                                                       FROM
                                                                                                    INCEPTION
                                                          YEAR ENDED NOVEMBER 30,                   7/18/94 TO
                                             1998           1997           1996          1995        11/30/94
                                             ----           ----           ----          ----        --------
Net asset value, beginning of period        $20.11         $21.30         $21.85        $17.97         $17.68
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income (loss)              (0.18)         (0.16)(1)      (0.18)(1)     (0.12)(1)      (0.01)
   Net realized and unrealized gain           1.18           1.47           2.51          4.75           0.30
                                            ------         ------         ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         1.00           1.31           2.33          4.63           0.29
                                            ------         ------         ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income         --             --             --         (0.02)            --
   Dividends from net realized gains         (1.93)         (2.50)         (2.88)        (0.73)            --
                                            ------         ------         ------        ------         ------
     TOTAL DISTRIBUTIONS                     (1.93)         (2.50)         (2.88)        (0.75)            --
                                            ------         ------         ------        ------         ------
Change in net asset value                    (0.93)         (1.19)         (0.55)         3.88           0.29
                                            ------         ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD              $19.18         $20.11         $21.30        $21.85         $17.97
                                            ======         ======         ======        ======         ======
Total return(2)                               5.80%          7.27%         12.75%        26.92%          1.64%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $15,688        $18,583        $17,599       $10,908         $1,519
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         2.04%          2.08%          2.11%         2.18%          2.05%(3)
   Net investment income (loss)              (0.85)%        (0.85)%        (0.92)%       (0.58)%        (0.23)%(3)

Portfolio turnover                             379%           161%           242%          218%           227%(4)

_______________________________

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Annualized.

(4) Not annualized.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

68 Phoenix Multi-Portfolio Fund

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

The fund has filed a Statement of Additional Information about the fund, dated March 30, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[arrow]  by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

[arrow]  through its internet site (http://www.sec.gov),

[arrow]  by visiting its Public Reference Room in Washington, DC or

[arrow] by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER REPORTS
The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from December 1 through November
30. You may request a free copy of the fund's Annual and Semiannual Reports:

[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[arrow]  by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926




SEC File Nos. 33-19423 and 811-5436  Printed on recycled paper using soybean ink


                                                 Phoenix Multi-Portfolio Fund 69

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200


[LOGO] PHOENIX
       INVESTMENT PARTNERS








PXP 467 (3/99)

[triangle]  Phoenix-
            Goodwin
            Strategic
            Income
            Fund


         TABLE OF CONTENTS
--------------------------------------------------------------------------------

         Investment Risk and Return Summary............................     1
         Fund Expenses.................................................     4
         Investment Strategies.........................................     5
         Risks Related to Investment Strategies........................     7
         Management of the Fund........................................    10
         Pricing of Fund Shares........................................    13
         Sales Charges.................................................    14
         Your Account..................................................    16
         How to Buy Shares.............................................    17
         How to Sell Shares............................................    18
         Things You Should Know When Selling Shares....................    18
         Account Policies..............................................    20
         Investor Services.............................................    21
         Tax Status of Distributions...................................    21
         Financial Highlights..........................................    23
         Additional Information........................................    25

PHOENIX-GOODWIN STRATEGIC INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

IMPORTANT NOTICE
Phoenix-Goodwin Strategic Income Fund is currently closed to new investors.


INVESTMENT OBJECTIVES
Phoenix-Goodwin Strategic Income Fund has a primary investment objective of maximizing current income and a secondary investment objective of capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund will invest primarily in debt securities. The debt securities may be of any credit quality, including below investment grade securities (so-called "junk bonds").

[arrow] The adviser intends to select investments within sectors that it believes will provide high current income and capital appreciation. The principal sectors in which the fund will invest are debt securities of U.S. companies, debt securities of foreign companies and governments, mortgage securities, and U.S. government securities.

[arrow] The fund invests in securities of various maturities to maintain a level of interest rate risk similar to that of Lehman Brothers Aggregate Bond Index, its benchmark. The adviser also seeks to control duration risk (the length of a debt security on a present value basis), so that the fund may remain duration neutral.

[arrow] Issuers of foreign securities selected for investment may be in developed countries or emerging market countries and may be U.S. dollar or non-U.S. dollar denominated.


PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.


If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution may be less than other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

Debt securities are subject to interest rate risk. Generally, the value of debt securities is inversely related to changes in interest rates. If interest rates rise, the value of debt securities will fall. This may cause the value of your shares to decrease.

Securities with longer maturities may be subject to greater price fluctuations due to interest rate changes, tax laws and other general market factors.


                                         Phoenix-Goodwin Strategic Income Fund 1

Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.


The fund may invest in mortgage securities. The value of CMOs, REMICs and other pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. The market for these securities can be less liquid. These mortgage-backed type securities may also be subject to prepayment risk.


The fund may invest in issuers in foreign countries, including "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and companies in developed nations. They may also have more obstacles to financial success.

The fund may invest in U.S. government securities. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

The fund may invest in securities with long-term maturities. Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of the security and, typically, securities with long-term maturities are more sensitive to interest rate movements than shorter-term securities.


2 Phoenix-Goodwin Strategic Income Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Strategic Income Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


STRATEGIC INCOME FUND

[graphic omitted]
     Calendar Year            Annual Return (%)
          1994                     -5.45
          1995                     17.99
          1996                     13.35
          1997                     10.54
          1998                    -13.75

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 6.13% (quarter ending June 30, 1995) and the lowest return for a quarter was (15.94)% (quarter ending September 30, 1998).


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns                 One Year             Five Years          Life of the Fund(1)
   (for the periods ending 12/31/98)
-----------------------------------------------------------------------------------------------------------------
   Class X Shares                               (13.75)%               3.81%                    4.39%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond
   Index(3)                                      8.69%                 7.27%                    7.27%
-----------------------------------------------------------------------------------------------------------------

(1) Class X Shares since April 1, 1993.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index is not available for direct investment.


Performance information is not included for Class A, Class B or Class C Shares because these classes have not had annual returns for at least one calendar year.


                                         Phoenix-Goodwin Strategic Income Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A       CLASS B       CLASS C       CLASS X
                                                            SHARES        SHARES        SHARES        SHARES
                                                            ------        ------        ------        ------


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 4.75%        None          None           None
Maximum Deferred Sales Charge (load) (as a percentage of      None         5%(b)         1%(c)
the lesser of the value redeemed or the amount invested)                                                None
Maximum Sales Charge (load) Imposed on Reinvested Dividends   None          None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None

                                                         ---------------------------------------------------------

                                                            CLASS A       CLASS B       CLASS C       CLASS X
                                                            SHARES        SHARES        SHARES        SHARES
                                                            ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.55%         0.55%         0.55%         0.55%

Distribution and Service (12b-1) Fees (d)                    0.25%         1.00%         1.00%          None

Other Expenses                                               2.95%         2.95%         2.95%         2.95%
                                                             -----         -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES (a)                     3.75%         4.50%         4.50%         3.50%
                                                             =====         =====         =====         =====



(a) The fund's investment adviser has agreed to reimburse through December 31, 1999 the Phoenix-Goodwin Strategic Income Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed
 .20% for each Class of Shares. Actual Total Annual Fund Operating Expenses after expense reimbursement are 1.00% for Class A Shares, 1.75% for Class B Shares, 1.75% for Class C Shares and 0.75% for Class X Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


 (c) The maximum deferred sales charge is imposed on Class C Shares redeemed during the first year only.

 (d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4 Phoenix-Goodwin Strategic Income Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $834                 $1,567                 $2,318                $4,278
-----------------------------------------------------------------------------------------------------------------
   Class B                      $851                 $1,560                 $2,278                $4,463
-----------------------------------------------------------------------------------------------------------------
   Class C                      $551                 $1,360                 $2,278                $4,614
-----------------------------------------------------------------------------------------------------------------
   Class X                      $353                 $1,074                 $1,817                $3,774
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $834                 $1,567                 $2,318                $4,278
-----------------------------------------------------------------------------------------------------------------
   Class B                      $451                 $1,360                 $2,278                $4,463
-----------------------------------------------------------------------------------------------------------------
   Class C                      $451                 $1,360                 $2,278                $4,614
-----------------------------------------------------------------------------------------------------------------
   Class X                      $353                 $1,074                 $1,817                $3,774
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Goodwin Strategic Income Fund has a primary investment objective to maximize current income by investing in debt securities with a secondary objective of capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

While the adviser cannot control either the general interest rate environment or levels of return of securities on an absolute basis, the adviser will seek to adjust the proportions of the fund's investment in the various sectors and the selection of investments within sectors to obtain higher returns on a relative basis.


                                         Phoenix-Goodwin Strategic Income Fund 5

The fund will invest principally in four market sectors:

         [bullet] Debt securities of U.S. companies. Debt securities in which the fund may invest include investment-grade and below investment grade long-term or short-term debt securities of U.S. issuers. Investment grade securities include bonds, debentures, equipment lease and trust certificates, asset-backed securities, pass-through securities, private-issued Real Estate Mortgage Investment Conduits (REMICs) and Collateralized Mortgage Obligations (CMOs), sales contracts and commercial paper. Below investment grade securities in which the fund may invest are preferred and preference stock and debt obligations.

         [bullet] Mortgage Securities. Mortgage-backed securities in which the fund may invest include pass-through certificates, REMICs and CMOs.

         [bullet] Debt securities of foreign governments and companies. Foreign securities in which the fund may invest are those issued by foreign governments and companies in developed countries considered creditworthy by the adviser and emerging market countries.

         [bullet] U.S. Government Securities. U.S. Government securities in which the fund may invest include U.S. Treasury Obligations and securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities which are supported by any of the following: the full faith and credit of the U.S. Government (such as Government National Mortgage Association (GNMA) certificates); the borrower's right to a specific line of credit at the U.S. Treasury; the discretionary authority of the U.S. Government to purchase obligations from the issuer; and the creditworthiness of the instrumentality. U.S. Government securities may be denominated in foreign currencies.


The fund invests in securities of various maturities to maintain a level of interest rate risk similar to that of the Lehman Brothers Aggregate Bond Index, its benchmark. The fund uses a duration neutral strategy. Duration measures the length of a debt security on a present value basis using the time between now and when interest and principal should be received weighted against the present value of the cash to be received at each future date. The fund attempts to remain "duration neutral" in that the adviser does not predict future interest rate changes or invest based upon such predictions.

Issuers of foreign securities selected for investment may be in developed countries or emerging market countries and may be U.S. dollar or non-U.S. dollar denominated.

The adviser uses its own credit and investment analysis and the ratings assigned by nationally recognized statistical rating organizations (NRSROs) to select below investment grade securities for purchase. Below investment grade securities are in the lower credit rating categories, or if unrated, of comparable, limited quality. The high yields on these securities often reflect the greater risks associated with investing in this type of security.



6 Phoenix-Goodwin Strategic Income Fund

Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Mortgage-backed securities also include Collateralized Mortgage Obligations (CMOs) which generally include debt instruments collateralized by mortgage loans or mortgage pass-throughs. Additional payments on mortgage-backed securities are caused by repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure. These prepayments are difficult to predict. This variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

The adviser's portfolio selection and sale methods may result in a higher portfolio turnover rate. Higher portfolio turnover rates may increase costs to the fund, negatively affect fund performance and increase capital gains distributions, which may result in greater tax liability to you.


Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

GENERAL

If the adviser misjudges the return potential of one sector relative to another, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.


The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


                                         Phoenix-Goodwin Strategic Income Fund 7

BELOW INVESTMENT GRADE SECURITIES

Although below investment grade securities provide greater income and opportunity for capital appreciation than investments in higher-grade securities, they also typically entail greater price volatility, and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Lower-rated securities may not trade as often and may be less liquid than higher-rated securities. Fund expenses could increase if the fund were to pursue recovery of missed income payments. Achievement of fund goals will also be more dependent on the adviser's ability to select fund investments than if the fund invested in securities in higher rating categories. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

PASS-THROUGH SECURITIES

It is difficult to predict cash flows from pass-through securities. Decreasing interest rates may negatively affect the value of these securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans makes it difficult to accurately predict cash flow. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.


FOREIGN INVESTING

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include:


         [bullet] differences in accounting, auditing and financial reporting standards;

         [bullet] generally higher commission rates on foreign portfolio transactions;

         [bullet] differences and inefficiencies in transaction settlement systems;

         [bullet]  the possibility of expropriation or confiscatory taxation;

         [bullet] adverse changes in investment or exchange control regulations;

         [bullet]  political instability; and

         [bullet]  potential restrictions on the flow of international capital.

8 Phoenix-Goodwin Strategic Income Fund

Political and economic uncertainty, as well as less public information about investments, may negatively impact the fund's portfolio.

Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund. Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY

Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value ("share price") and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.


On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] Competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  Potential tax consequences.


                                         Phoenix-Goodwin Strategic Income Fund 9

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitations in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.


LONG-TERM MATURITIES
Long-term maturities present a greater risk that economic and market conditions may negatively impact expected returns of a security. Typically, securities with long-term maturities are more sensitive to interest rate movements than shorter-term securities. Small increases or decreases in interest rates will have a greater effect on securities with longer maturities than on shorter-term maturities because the change will effect the security for a longer period of time.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this


10 Phoenix-Goodwin Strategic Income Fund prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------------------------
                  $1st billion    $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------

   Management Fee    0.55%                    0.50%                   0.45%

--------------------------------------------------------------------------------

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.20% of the average annual net asset values of the fund.

During the fund's last fiscal year, the fund paid total management fees of $35,019. The ratio of management fees to average net assets for the fiscal year ended November 30, 1998 was 0.52%. Prior to March 27, 1998, the fund paid Phoenix an investment management fee at the annual rate of 0.50% of the fund's net assets up to $1 billion, 0.45% of the fund's net assets between $1 billion and $2 billion, and $0.40% of the fund's net assets over $2 billion.

PORTFOLIO MANAGEMENT
David L. Albrycht has been the Portfolio Manager of the fund since August 1993. As such, Mr. Albrycht is primarily responsible for the day-to-day management of the fund. Since August 1994, Mr. Albrycht has been a Vice President and Portfolio Manager of Phoenix Multi-Sector Fixed Income Fund, Inc. Since August 1993, Mr. Albrycht has also been the Portfolio Manager of Phoenix Multi-Sector Short Term Bond Fund. Mr. Albrycht has been Vice President of The Phoenix Edge Series Fund and Phoenix Series Fund since 1997. He also served as a Vice President of Phoenix between May 1995 and September 1996, and, presently, is a Managing Director, Fixed Income. Until November 1995, Mr. Albrycht was a Portfolio Manager of Phoenix Home Life Mutual Life Insurance Company and he has held various investment management positions with Phoenix Home Life during the last five years.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.


                                        Phoenix-Goodwin Strategic Income Fund 11

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


12 Phoenix-Goodwin Strategic Income Fund

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         [bullet] adding the values of all securities and other assets of the fund,

         [bullet]  subtracting liabilities, and

         [bullet] dividing by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in


                                        Phoenix-Goodwin Strategic Income Fund 13
full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers three classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be


14 Phoenix-Goodwin Strategic Income Fund inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS X SHARES. Class X Shares are closed to new investors.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                 SALES CHARGE AS
                                                 A PERCENTAGE OF
                                   --------------------------------------------
AMOUNT OF                                                         NET
TRANSACTION                             OFFERING                 AMOUNT
AT OFFERING PRICE                         PRICE                 INVESTED
-------------------------------------------------------------------------------
Under $50,000                             4.75%                  4.99%
$50,000 but under $100,000                4.50                   4.71
$100,000 but under $250,000               3.50                   3.63
$250,000 but under $500,000               3.00                   3.09
$500,000 but under $1,000,000             2.00                   2.04
$1,000,000 or more                        None                   None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND C SHARES
Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are


                                        Phoenix-Goodwin Strategic Income Fund 15
considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
Year          1         2          3          4         5          6+
--------------------------------------------------------------------------------
CDSC          5%        4%         3%         2%        2%         0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
Year          1         2+
--------------------------------------------------------------------------------
CDSC          1%        0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         [bullet] $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         [bullet] There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         [bullet]  $500 for all other accounts.

Minimum ADDITIONAL investments:

         [bullet]  $25 for any account.

         [bullet] There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

16 Phoenix-Goodwin Strategic Income Fund

STEP 2.
Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         [bullet] Receive both dividends and capital gain distributions in additional shares

         [bullet] Receive dividends in cash and capital gain distributions in additional shares

         [bullet]  Receive both dividends and capital gain distributions in cash

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------------- -------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------- -------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may
                                     charge a fee.
 ----------------------------------- -------------------------------------------
 Through the mail                    Complete a New Account Application and send
                                     it with a check payable to the fund. Mail
                                     them to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
 ----------------------------------- -------------------------------------------
 By Federal Funds wire               Call us at (800)243-1574 (press 1, then 0).
 ----------------------------------- -------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the
                                     application and send it with your initial
                                     investment payable to the fund. Mail them
                                     to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
 ----------------------------------- -------------------------------------------
 By telephone exchange               Call us at (800)243-1574 (press 1, then 0).
 ----------------------------------- -------------------------------------------


                                        Phoenix-Goodwin Strategic Income Fund 17

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------ -------------------------------------------
                                     TO SELL SHARES
------------------------------------ -------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee.
------------------------------------ -------------------------------------------
Through the mail                     Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: State Street Bank, P.O. Box
                                     8301, Boston, MA 02266-8301. Be sure to
                                     include the registered owner's name, fund
                                     and account number, number of shares or
                                     dollar value you wish to sell.
------------------------------------ -------------------------------------------
By telephone                         For sales up to $50,000 requests can be
                                     made by calling (800)243-1574.
------------------------------------ -------------------------------------------
By telephone exchange                Call us at (800)243-1574 (press 1, then 0).
------------------------------------ -------------------------------------------

By check If you selected the checkwriting feature, you may write checks for amounts of $500 or more. Checks may not be used to close an account.

------------------------------------ -------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form


18 Phoenix-Goodwin Strategic Income Fund have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

[arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:


         [bullet]  The proceeds do not exceed $50,000.

         [bullet] The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         [bullet]  You are selling more than $50,000 worth of shares.

         [bullet] The name or address on the account has changed within the last 60 days.

         [bullet] You want the proceeds to go to a different name or address than on the account.


[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


Phoenix-Goodwin Strategic Income Fund 19

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A, B or C shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at
(800)243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES
You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at
(800)243-4361 or accessing our Web site at www.phoenixinvestments.com.

         [bullet] You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

         [bullet] Exchanges may be made by phone ((800)243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         [bullet] The amount of the exchange must be equal to or greater than the minimum initial investment required.

         [bullet] The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         [bullet] Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

20 Phoenix-Goodwin Strategic Income Fund

RETIREMENT PLANS
Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income monthly and to distribute net realized capital gains, if any, at least annually.


                                        Phoenix-Goodwin Strategic Income Fund 21

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

22 Phoenix-Goodwin Strategic Income Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the last five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, is included in the fund's most recent Annual Report, which is available upon request.


PHOENIX-GOODWIN STRATEGIC INCOME FUND

                                                                        CLASS X
                                            ---------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,

                                             1998           1997          1996           1995           1994
                                             ----           ----          ----           ----           ----
Net asset value, beginning of period         $9.99         $10.03         $9.45          $8.97         $10.12
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.83(2)        0.74(2)(4)    0.78(2)        0.91(2)        0.63(2)
   Net realized and unrealized gain (loss)   (1.62)          0.09          0.59           0.51          (1.13)
                                             -----           ----          ----           ----          -----
     TOTAL FROM INVESTMENT OPERATIONS        (0.79)          0.83          1.37           1.42          (0.50)
                                             -----           ----          ----           ----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.82)         (0.75)        (0.79)         (0.94)         (0.59)
   Dividends from net realized gains         (0.37)         (0.12)           --             --          (0.06)
                                             -----          -----         -----          -----          -----
     TOTAL DISTRIBUTIONS                     (1.19)         (0.87)        (0.79)         (0.94)         (0.65)
                                             -----          -----         -----          -----          -----
Change in net asset value                    (1.98)         (0.04)         0.58           0.48          (1.15)
                                             -----          -----          ----           ----          -----
NET ASSET VALUE, END OF PERIOD               $8.01          $9.99        $10.03          $9.45          $8.97
                                             =====          =====        ======          =====          =====
Total return(1)                              (8.63)%         8.58%        15.32%         16.65%         (5.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $5,653         $6,480        $5,967         $5,170         $1,780
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         0.72%(3)       0.65%         0.65%          0.65%          0.65%
   Net investment income                      8.92%(3)       7.45%         8.11%          7.60%          6.64%
Portfolio turnover                             138%           194%          231%           618%           124%

__________________________

(1) Maximum sales charges are not included in total return calculation.


(2) Includes reimbursement of operating expenses by investment adviser of $0.26, $0.22, $0.15, $0.40 and $0.34, respectively.


(3) Annualized.

(4) Computed using average shares outstanding.


                                        Phoenix-Goodwin Strategic Income Fund 23

--------------------------------------------------------------------------------

PHOENIX-GOODWIN STRATEGIC INCOME FUND

                                                    CLASS A              CLASS B               CLASS C
                                                    -------              -------               -------
                                                     FROM                 FROM                  FROM
                                                   INCEPTION            INCEPTION             INCEPTION
                                                  3/27/98 TO           3/27/98 TO            3/27/98 TO
                                                   11/30/98             11/30/98              11/30/98
                                                   --------             --------              --------
Net asset value, beginning of period                  $9.78                $9.78                 $9.78
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.55(2)(7)           0.50(3)(7)            0.50(4)(7)
   Net realized and unrealized gain (loss)            (1.79)               (1.77)                (1.76)
                                                      -----                -----                 -----
         TOTAL FROM INVESTMENT OPERATIONS             (1.24)               (1.27)                (1.26)
                                                      -----                -----                 -----
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.55)               (0.53)                (0.53)
   Dividends from net realized gains                     --                   --                    --
                                                      -----                -----                 -----
         TOTAL DISTRIBUTIONS                          (0.55)               (0.53)                (0.53)
                                                      -----                -----                 -----
Change in net asset value                             (1.79)               (1.80)                (1.79)
                                                      -----                -----                 -----
NET ASSET VALUE, END OF PERIOD                        $7.99                $7.98                 $7.99
                                                      =====                =====                 =====
Total return(1)                                      (12.89)%(6)          (13.25)%(6)           (13.15)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $183                 $224                  $117
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                                  1.00%(5)             1.75%(5)              1.75%(5)
   Net investment income                               8.79%(5)             8.37%(5)              8.47%(5)

Portfolio turnover                                      138%(6)              138%(6)               138%(6)

____________________________

(1) Maximum sales charges are not included in total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.20.

(3) Includes reimbursement of operating expenses by investment adviser of $0.20.

(4) Includes reimbursement of operating expenses by investment adviser of $0.20.

(5) Annualized.

(6) Not annualized.

(7) Computed using average shares outstanding.


24 Phoenix-Goodwin Strategic Income Fund

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

The fund has filed a Statement of Additional Information about the fund, dated March 30, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[arrow]  by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

[arrow]  through its internet site (http://www.sec.gov),

[arrow]  by visiting its Public Reference Room in Washington, DC or

[arrow] by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER REPORTS
The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from December 1 through November
30. You may request a free copy of the fund's Annual and Semiannual Reports:

[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[arrow]  by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926


SEC File Nos. 33-19423 and 811-5436  Printed on recycled paper using soybean ink


                                        Phoenix-Goodwin Strategic Income Fund 25

                                                                    [Version A]

                       PHOENIX-ABERDEEN INTERNATIONAL FUND
                PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
                      PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
                           PHOENIX-SENECA MID CAP FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 30, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated March 30, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS

                                                                          PAGE


THE TRUST ...............................................................    1
INVESTMENT OBJECTIVES AND POLICIES ......................................    1
INVESTMENT RESTRICTIONS .................................................   14
PERFORMANCE .............................................................   15
PERFORMANCE COMPARISONS .................................................   17
PORTFOLIO TURNOVER ......................................................   17
PORTFOLIO TRANSACTIONS ..................................................   17
THE INVESTMENT ADVISERS .................................................   18
DETERMINATION OF NET ASSET VALUE ........................................   20
HOW TO BUY SHARES .......................................................   21
ALTERNATIVE PURCHASE ARRANGEMENTS .......................................   21
INVESTOR ACCOUNT SERVICES ...............................................   24
HOW TO REDEEM SHARES ....................................................   25
TAX SHELTERED RETIREMENT PLANS ..........................................   26
DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................   26
THE DISTRIBUTOR .........................................................   29
DISTRIBUTION PLANS.......................................................   30
MANAGEMENT OF THE TRUST..................................................   31
ADDITIONAL INFORMATION ..................................................   39
APPENDIX.................................................................   41





                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

PXP468 (3/99)

                                    THE TRUST

   Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust.


   The Trust's Prospectus describes the investment objectives of the Phoenix-Goodwin Tax-Exempt Bond Fund (the "Bond Fund"), the Phoenix-Seneca Mid Cap Fund (the "Mid Cap Fund"), the Phoenix-Aberdeen International Fund (the "International Fund"), the Phoenix-Goodwin Emerging Markets Bond Fund (the "Emerging Markets Fund") and the Phoenix-Duff & Phelps Real Estate Securities Fund (the "Real Estate Fund"), (each, a "Fund" and, together, the "Funds"), five of the Funds currently offered by the Trust, and summarizes the investment policies and investment techniques each Fund will employ in seeking to achieve its investment objective. (A separate prospectus and Statement of Additional Information apply to Phoenix-Goodwin Strategic Income Fund.) The following discussion supplements the description of the Funds' investment policies and investment techniques in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of each Fund is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Fund without the approval of such Fund's shareholders.

MUNICIPAL SECURITIES

As described more fully in the Prospectus, the Bond Fund intends under normal conditions to invest at least 80% of its net assets in municipal securities. As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Bond Fund or any of the investment restrictions to which the Bond Fund is subject, the Bond Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of Phoenix Investment Counsel, Inc. ("PIC"), the investment adviser to the Bond, Mid Cap and International Funds will contribute to the attainment of the Bond Fund's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.


   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

   Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

   Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by PIC on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

RISKS RELATING TO MUNICIPAL SECURITIES
   There can be no assurance that the Bond Fund will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission (the "Commission"), although there have been proposals which would provide for such regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

VARIABLE AND FLOATING RATE SECURITIES
   Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price the Bond Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

TAXABLE SECURITIES
   The income from investments (either in the form of dividends or interest) made by the Mid Cap Fund and the International Fund are expected to be taxable as ordinary income.

   The Bond Fund may also invest a portion of its net assets (up to 20% under normal conditions and more under extraordinary circumstances, as described in the Prospectus) in taxable securities.

   Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Bond Fund are restricted to:

   U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

   Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

   Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.


   Repurchase Agreements--repurchase agreements with respect to any of the foregoing.


   The Bond Fund also has the right to hold cash reserves as the Adviser deems necessary. For example, a Fund may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.

RATINGS
   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

RISKS OF HIGH YIELD BONDS

   The Mid Cap and International Funds may invest up to 10% and 20%, respectively, of their total assets in bonds considered to be less than investment-grade, commonly known as "junk" bonds. The Emerging Markets Fund may invest up to 100% of their total assets in these bonds. The Mid Cap and International Funds did not invest in any bonds considered less than investment-grade for the fiscal year ended November 30, 1998.


   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

WRITING AND PURCHASING OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Bond, Mid Cap, International and Emerging Markets Funds may engage in option transactions.


   Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The Mid Cap and International Funds may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

OVER-THE-COUNTER OPTIONS
   The Mid Cap Fund, International and Emerging Markets Funds may deal in over-the-counter options ("OTC options"). PIC understands the position of the staff of the Commission to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The Mid Cap, International and Emerging Markets Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and PIC believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund (as described below) plus the amount invested by the Fund in other illiquid securities, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Bond, Mid Cap, International and Emerging Markets Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

   In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Fund's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   Each Fund utilizing this investment technique may invest up to 5% of its total assets in exchange-traded call and put options on securities and securities indices. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund's qualifying as a regulated investment company under the Internal Revenue Code of 1986, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

RISKS RELATING TO OPTIONS ON SECURITIES
   During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

RISKS OF OPTIONS ON SECURITIES INDICES
   Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Bond, Mid Cap, International and Emerging Markets Funds may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The Mid Cap, International and Emerging Markets Funds may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The Bond, Mid Cap, International and Emerging Markets Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS
   The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Fund utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS
   Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund. No more than an aggregate of 10% of a Fund's total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counterparties to such transactions.


 LENDING PORTFOLIO SECURITIES

   The Funds may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value for its total assets, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.


   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

WHEN-ISSUED SECURITIES

   New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Bond and Emerging Markets Funds will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Bond and Emerging Markets Funds purchase securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in the Bond and Emerging Markets Funds are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent the Bond and Emerging Markets Funds remain substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Funds merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Bond and Emerging Markets Funds will meet their obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.


FOREIGN CURRENCY TRANSACTIONS

   The Mid Cap, International and Emerging Markets Funds (each a "Foreign Currency Fund") each may engage in foreign currency transactions, although the Mid Cap Fund has no present intention of doing so. The following is a description of these transactions.


   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian banks will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Fund's commitments with respect to such contracts. Generally, the Foreign Currency Funds do not enter into forward contracts with terms longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Foreign Currency Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Fund will maintain in a pledged account any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Fund plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Fund's total assets. Neither Foreign Currency Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

EMERGING MARKET SECURITIES

   The Emerging Markets Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.


   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.


   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Emerging Markets Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


RUSSIAN SECURITIES
   The Emerging Markets Fund may invest in Russian securities. While investment risks exist in many markets around the world, some of the risks inherent in investing in Russia appear to be greater than those in other established and emerging markets. These risks include, without limitation:

   POLITICAL AND ECONOMIC RISKS. There is no history of stability in this market and no guarantee of future stability. The emerging nature of the Russian political system in its current democratic form leaves it more vulnerable to break down in the event of economic instability or popular unrest. The dynamic nature of the political environment can make the future uncertain. The economic infrastructure is poor, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of a fair and economically-rational tax regime.

   COMMERCIAL AND CREDIT RISKS. Banks and other financial systems are not well developed or regulated, and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. In terms of cash, securities and other investment transactions, the risk of broker, counterparty and other third-party default is high. The same holds true for issuers, where the risk of default is high. Insurance is expensive and difficult to obtain in light of the volatility of the commercial environment.

   LIQUIDITY RISKS. Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays can occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

   LEGAL AND REGULATORY RISKS. Russia's legal system is evolving and is not as developed as that of a western country. It is based on a civil code with no system of judicial precedents. The regulatory environment is sometimes uncertain since the total law can encompass the civil code, legislative laws, presidential decrees, and ministry resolutions. The code, laws, decrees, and resolutions ("Regulations") are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies.

   Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

   The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

   OPERATIONAL RISKS. Shareholder Title to Securities: Shareholder risk is a major risk for equity investment in Russia. For example, shares are dematerialized and the only legal evidence of ownership is the shareholder's name entered in the register of the company. The concept of fiduciary duty on the part of companies' management is generally non-existent. Therefore, shareholders may suffer a dilution or loss of investment, due to arbitrary changes in the shareholder register, with little or no recourse or redress available. Local laws and regulations may not prohibit or restrict a company's management from materially changing the company's structure without the consent of shareholders. Legislation prohibiting insider trading activities is rudimentary.

   Clearing and Settlement: For equity settlements, the payments are usually handled offshore in U.S. dollars after the shares are reregistered on the books of the company or its registrar. However, the only evidence of the registration is a company "extract" which is a photocopy of the appropriate page from the register reflecting the new shareholder's name. The extract does not have a legal basis for establishing ownership in the event of a loss.

   For Ministry of Finance (MinFin) bond settlements, payments are made offshore in U.S. dollars upon settlement of the bearer bonds at Vneshtorgbank's (VTB) office in Moscow. If the bonds are transported between the local subcustodian and VTB, the investor is exposed to transportation risk as the MinFins are bearer bonds and are not replaceable in the event they are lost, stolen, or destroyed.

   Foreign investors can also invest in treasury issues through the Moscow Interbank Currency Exchange (MICEX). These issues settle book-entry at MICEX in rubles only.

   Transparency: The rules regulating corporate governance may not exist or are underdeveloped and offer little protection to minority shareholders. Disclosure and reporting requirements are not to the expected level of most developed western nations. The accounting standards generally used in Russia are not international standards and in many cases may be cash based, nonaccrual method of accounting. The quality, reliability, and availability of information on companies in Russia is lower than in most western markets.

   Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

REAL ESTATE INVESTMENT TRUSTS
   As described in the Prospectus, the Real Estate Fund intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   REITs can generally be classified as follows:


   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

RISKS OF INVESTMENT IN REAL ESTATE SECURITIES
    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

DEBT SECURITIES
   Up to 25% of the Real Estate Fund's total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which the Adviser believes have attractive equity characteristics). The Real Estate Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the Adviser. In choosing debt securities for purchase by the Fund, the Adviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Fund's holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Adviser's investment criteria.

   The value of the Real Estate Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.


ZERO COUPON BONDS
   The Emerging Markets Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the Emerging Markets Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Emerging Markets Fund would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Emerging Markets Fund might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

LOAN PARTICIPATIONS AND ASSIGNMENTS
   The Emerging Markets Fund may also invest in fixed- or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Funds will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Funds will be able to enforce their rights through the lender, and not directly against the borrower. As a result, in a loan participation the Funds assume credit risk with respect to both the borrower and the lender.

   When the Funds purchase loan assignments from lenders, they will acquire direct rights against the borrower, but these rights and the Funds' obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.


                             INVESTMENT RESTRICTIONS

   The investment restrictions described below are fundamental policies and may not be changed as to any Fund without the approval of the lesser of (i) a majority of the Fund's outstanding shares or (ii) 67% of the Fund's shares represented at a meeting of Trust shareholders at which the holders of 50% or more of the Fund's outstanding shares are present. No Fund of the Trust may:

   (1) Make short sales of securities, unless at the time of sale the Fund owns an equal amount of such securities.

  (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.


  (3) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and Funds, other than the Bond Fund, may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange- traded call options and put options, and such Funds, other than the Bond Fund, may purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on such Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.


  (4) Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance. The Bond Fund will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding.


  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, a Fund may be deemed to be an underwriter. The Mid Cap (with respect to up to one-third of its assets), International and Emerging Markets Funds may buy and sell securities outside the United States which are not registered with the Commission or marketable in the United States.


  (6) Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry, except that the Real Estate Fund may so concentrate its assets and the Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


  (7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that a Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options would not exceed 5% of the Fund's total assets, and (c) the Mid Cap, International and Emerging Markets Funds may enter into foreign currency transactions.

  (8) Make loans, except that the Fund may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Fund's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above.

  (9) Purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

 (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government and, in the case of the Mid Cap, International and Emerging Markets Funds, any foreign government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; however, the foregoing limitations do not apply to the Real Estate Fund and Emerging Markets Fund. With respect to 75% of its assets, a Fund which may invest in foreign securities will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Fund's total assets.

 (11) Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer.


 (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers (other than real estate investment trusts) which have (with predecessors) a record of less than three years of continuous operations.


 (13) Invest in warrants or rights except where acquired in units or attached to other securities. The Mid Cap, Real Estate, International and Emerging Markets Funds each may invest up to 5% of its total assets in warrants or rights which are not in units or attached to other securities.


 (14) Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of each Fund's, total assets would be invested in the aggregate in such securities.

 (15) Invest in interests in oil, gas, or other mineral exploration or development programs.

 (16) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent that it is permissible to (a) borrow money from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.


   If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or costs of the Fund's assets will not be considered a violation of the restriction except as provided in (11) above.

                                   PERFORMANCE

   Performance information for each Fund (and Class of Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Bond Fund and Emerging Markets Fund, and as "average annual total return" and "total return" of any of the other Funds.

   Quotations of the yield for the Bond Fund and Emerging Markets Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or Class of Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:


   YIELD = 2[( a-b + 1)(6)-1]
               ---
               cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the net asset value per share on the last day of the period.


   For the 30-day period ended November 30, 1998, the yield for the Bond Fund Class A shares and Class B shares was 4.29% and 3.76%, respectively and the Emerging Markets Fund Class A shares, Class B shares and Class C shares was 14.57%, 14.59%, and 14.62%, respectively.

   A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

   The manner in which total return will be calculated for public use is described above. The following table illustrates average annual total return for each Fund for the 1, 5 and 10 year periods ended November 30, 1998.


               AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1998

                                                              PERIODS ENDED
                                         -----------------------------------------------------
 Fund                                       1 YEAR              5 YEAR              10 YEAR           SINCE INCEPTION(1)
 ----                                       ------              ------              -------           ------------------
Bond
 Class A                                     0.70%               4.30%                7.36%                   8.01%
 Class B                                     1.14%                N/A                  N/A                    4.93%
Mid Cap
 Class A                                     1.58%              10.00%                 N/A                   14.69%
 Class B                                     2.13%                N/A                  N/A                   11.85%
International
 Class A                                    20.19%              12.76%                 N/A                    9.59%
 Class B                                    21.32%                N/A                  N/A                   11.25%
Real Estate
 Class A                                   (21.36)%               N/A                  N/A                   10.76%
 Class B                                   (20.88)%               N/A                  N/A                   10.99%
Emerging Markets
 Class A                                   (30.66)%               N/A                  N/A                    8.38%
 Class B                                   (30.01)%               N/A                  N/A                    8.79%
 Class C                                      N/A                 N/A                  N/A                  (35.91)%


----------
(1)The Bond, Mid Cap, and International Funds Class A commenced operations on July 15, 1988, November 1, 1989 and November 1, 1989, respectively. Bond Fund Class B commenced operations on March 16, 1994. Mid Cap and International Funds Class B commenced operations on July 18, 1994 and July 15, 1994, respectively. The Real Estate and Emerging Markets Funds' Class A and B commenced operations on March 1, 1995 and September 5, 1995, respectively. The Emerging Markets Bond Fund's Class C Shares commenced operations on March 26, 1998.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


   The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                             PERFORMANCE COMPARISONS

   Each Fund or Class of Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 Midcap Index (the "S&P 400"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                             PORTFOLIO TRANSACTIONS

   In effecting fund transactions for the Trust, each adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


   For the fiscal years ended November 30, 1996, 1997 and 1998, brokerage commissions paid by the Trust on Fund transactions totaled $3,104,255, $2,269,745 and $2,904,276, respectively. Brokerage commissions of $1,564,683 paid during the fiscal year ended November 30, 1998, were paid on fund transactions aggregating $989,159,000 executed by brokers who provided research and other statistical and factual information.


   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                             THE INVESTMENT ADVISERS

   The investment adviser to the Bond, Mid Cap, International and Emerging Markets Funds is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Trust, is a director of PIC. All other executive officers of the Trust are officers of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.


   Phoenix Investment Partners, Ltd., is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $53.5 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.


   Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP. Duff & Phelps also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves Portfolio and Core Equity Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.

   Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the International Fund and is located at 1 Financial Plaza, Suite 2210, Fort Lauderdale, FL 33394. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the following mutual funds since their inception in 1996: Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund. Aberdeen also has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of December 31, 1998, Aberdeen Asset Management PLC had $23.9 billion in assets under management.


   Seneca Capital Management LLC ("Seneca") is the subadviser to the Mid Cap Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to two other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.


   The investment advisory agreements, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of the Bond, Mid Cap, International, Emerging Markets and Income Funds, PIC is entitled to a fee, payable monthly, at the following annual rates:

     FUND                                 1ST $1 BILLION               $1-2 BILLION                 $2+ BILLION
     ----                                 --------------               ------------                 -----------
     Bond                                      0.45%                        0.40%                       0.35%
     Mid Cap                                   0.75%                        0.70%                       0.65%
     International                             0.75%                        0.70%                       0.65%
     Emerging Markets                          0.75%                        0.70%                       0.65%

   For managing, or directing the management of, the investments of the Real Estate Fund, Duff & Phelps is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.

   The investment advisory agreements provide that the applicable adviser will reimburse the Trust for the amount, if any, by which the total operating and management expenses of any Fund (including the investment adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation (which is not waived) imposed on mutual funds by any state in which shares of such Fund are then qualified for sale. Currently the most restrictive state expense limitation provisions limit such expenses of any Fund of the Trust to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million. Such reimbursement, if any, will be made by the applicable adviser to the Trust within five days after the end of each month. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Trust would take such action necessary to eliminate this expense limitation.

   For its services to the Bond, Mid Cap, International and Emerging Markets Funds of the Trust during the fiscal year ended November 30, 1998, PIC received a fee of $5,102,768. Of this total, PIC received fees from each Fund as follows:

    Fund                                         1996                           1997                             1998
    ----                                         ----                           ----                             ----
    Bond                                     $   646,989                     $   593,217                      $   544,278
    Mid Cap                                    3,579,657                       3,027,757                        2,476,987
    International                              1,071,572                       1,062,391                        1,350,786
    Emerging Markets                             177,790                         577,472                          730,717

   For the fiscal year ended November 30, 1996, it was necessary that PIC bear ordinary operating expenses of the Emerging Markets Fund of $123,979. Accordingly, the fee of $177,790 to which PIC would otherwise have been entitled was reduced to $53,811.

   The Real Estate Fund, during the fiscal years ended November 30, 1996, 1997 and 1998, paid management fees of $168,177, $355,100 and $398,336, respectively. For the fiscal years 1996, 1997 and 1998, the Adviser bore ordinary operating expenses of the Real Estate Fund of $130,944, $112,306 and $111,386, respectively. Accordingly, the fees which the Adviser would otherwise have been entitled were reduced to $286,950 in fiscal year 1998, $242,794 in fiscal year 1997, and $37,233 in fiscal year 1996.


   The investment advisory agreements also provide that each adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Note, only the Emerging Markets Fund and the International Fund currently offer Class C Shares.


   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.


CLASS C SHARES--EMERGING MARKETS FUND AND INTERNATIONAL FUND ONLY

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Trusts (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Trusts to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Trusts will be accepted on the business day Federal Trusts are wired provided the Federal Trusts are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Trusts directly, the shareholder should complete and mail to Equity Planning an Account Application.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

   EXCHANGES. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series or Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

   DIVIDEND REINVESTMENT ACROSS ACCOUNTS. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

   INVEST-BY-PHONE. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to

3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

   SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


BY CHECK (BOND FUND AND EMERGING MARKETS FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).


   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In the case of the International and Emerging Markets Funds, gains from foreign currencies (i.e., gains from foreign currency options, foreign currency futures and foreign currency forward contracts) are anticipated to constitute qualifying income for purposes of the 90% test.


   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

   In addition to meeting the 90% and 30% tests, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax exempt income, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

   Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   The Bond Fund expects that under normal conditions, at least 80% of its net assets will be invested in state, municipal and other obligations the interest on which is excluded from gross income for federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. (The character of tax-exempt interest distributed by the Bond Fund will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income for federal income tax purposes). An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Bond Fund with respect to its net federal excludable municipal security interest, and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the taxable year. The percentage of total dividends paid by the Bond Fund with respect to any taxable year which qualify as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will not be allowed to the extent of the exempt interest dividend amount.

   Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Bond Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders in such Fund to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

   Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in the shareholder's taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions received by the shareholder.


   Distributions by the Mid Cap, International, Real Estate and Emerging Markets Funds from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Funds. Similarly, any portion of the Bond Fund's dividends which does not qualify as exempt interest dividends and any short-term capital gain distribution will be taxed to the Bond Fund shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Funds will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.


   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Fund as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

FOREIGN TAX CREDIT

    The International Fund may incur liability for foreign income and withholding taxes on investment income. The Fund intends to qualify for and may make an election permitted under Section 853 of the Code. The effect of such election is that the shareholders of such Fund will be able to claim a credit or deduction on their U.S. federal income tax returns for, and may treat as part of the amounts distributed to them, their pro rata share of the income taxes paid by the Fund to foreign countries. (The election is not available unless stocks or securities in foreign corporations represent more than 50% of the value of the total assets of the Fund). The shareholders may claim a deduction or credit by reason of the Fund's election subject to the limitations imposed under
Section 904 of the Code. The deduction for foreign taxes paid may not be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns although such shareholders may claim a credit for foreign income taxes paid. In either case, shareholders will be required to report taxable income in the amount of their respective pro rata share of foreign taxes paid by the Fund. Although the International Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that it will be able to do so in the future.


SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

BACKUP WITHHOLDING

   The Funds may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Funds or who, to a Fund's knowledge, have furnished an incorrect number.


FOREIGN SHAREHOLDERS
   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. In particular, distributions by the Bond Fund may be subject to state and local taxation even though wholly or partially exempt for federal income tax purposes. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

                                 THE DISTRIBUTOR

   Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Trust's shares. Philip R. McLoughlin, a Trustee and President of the Trust, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Trust, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss, William R. Moyer, and Leonard J. Saltiel, officers of the Trust, are officers of Equity Planning.

   The Trust and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have indicated that such institutions are not prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks and bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. In addition, state securities laws on this issue may differ from federal law, and banks and bank affiliates may be required to register as securities dealers pursuant to state law. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 1996, 1997 and 1998, purchasers of shares of the Funds paid aggregate sales charges of $1,599,637, $2,114,382 and $4,260,271, respectively, of which the Distributor received net commission of $258,916, $494,335 and $545,050, respectively, for its services, the balance being paid to dealers. For the fiscal year ended November 30, 1998, the distributor received net commission of $122,184 for Class A Shares and deferred sales charges of $422,867 for Class B and C Shares.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  3.00                          3.09                           2.75
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates.


            First $200 million                                            .085%
            $200 million to $400 million                                  .05%
            $400 million to $600 million                                  .03%
            $600 million to $800 million                                  .02%
            $800 million to $1 billion                                    .015%
            Greater than $1 billion                                       .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Funds, PFPC, Inc. also charges minimum fees and additional fees to each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For services to the Trust during the fiscal years ended November 30, 1996, 1997 and 1998, the Financial Agent received fees of $243,021, $541,814 and $654,165, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Trust to pay for services and to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Trust.

   Pursuant to the Plans, the Trust shall pay the Distributor for actual expenses of the Distributor of 0.25% of the average daily net assets of the Trust's average daily net assets for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Class B Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of each Fund's Class B Shares. Pursuant to the Class C Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75%, 0.75% and 0.75% annually of the average daily net assets of the Emerging Markets, Income, and International Funds' Class C Shares, respectively.

   Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Trust (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Trust's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Trust.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.


   For the fiscal year ended November 30, 1998 the Trust paid Rule 12b-1 Fees in the amount of $2,708,081, of which the Distributor received $1,025,897, unaffiliated broker-dealers received $1,404,016 and W.S. Griffith & Co., Inc., an affiliate, received $278,168. The Rule 12b-1 payments were used for (1) compensating dealers, $3,182,864, (2) compensating sales personnel, $1,736,570,
(3) advertising, $815,800, (4) printing and mailing of prospectuses to other than current shareholders, $60,074, (5) service costs, $236,653 and (6) other, $314,389. No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Massachusetts business trust law.

TRUSTEES AND OFFICERS
   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------

Robert Chesek (64)                  Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                             Common Stock, Phoenix Home Life Mutual Insurance Company
                                                             (1980-1994).

E. Virgil Conway (69)               Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present) (Chairman, 1998-present), Accuhealth
                                                             (1994-present), Trism, Inc. (1994-present), Realty Foundation of
                                                             New York (1972-present), New York Housing Partnership Development
                                                             Corp. (Chairman) (1981-present), and Academy of Political Science
                                                             (Vice Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                             (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                             Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                             Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                             Utility and Corporate Bond Trust Inc. (1995-present). Member,
                                                             Audit Committee of the City of New York (1981-1996). Advisory
                                                             Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                             (1989-1996) and Fund Directions (1993-1998). Chairman, Financial
                                                             Accounting Standards Advisory Council (1992-1995).

Harry Dalzell-Payne (69)            Trustee                  Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                                Institutional Mutual Funds (1996-present). Director, Duff & Phelps
New York, NY 10016                                           Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1995-present). Director, Farragut
                                                             Mortgage Co., Inc. (1991-1994). Formerly a Major General of the
                                                             British Army.


*Francis E. Jeffries (68)           Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd                                          Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
 Apt. 1601                                                   Institutional Mutual Funds (1996-present). Director, Duff & Phelps
 Naples, FL 33963                                            Utilities Income Inc. (1987-present), Duff & Phelps Utilities
                                                             Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1993-present). Director, The Empire
                                                             District Electric Company (1984-present). Director (1989-1997),
                                                             Chairman of the Board (1993-1997), President (1989-1993), and
                                                             Chief Executive Officer (1989-1995), Phoenix Investment Partners,
                                                             Ltd.


Leroy Keith, Jr. (60)               Trustee                  Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                       Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                 (1991-present) and Evergreen International Fund, Inc.
Savannah, GA 30750                                           (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                             Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                             Trust, and Master Reserves Trust. President, Morehouse College
                                                             (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                             (1992-1994).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------


*Philip R. McLoughlin (52)          Trustee and              Chairman (1997-present), Director (1995-present), Vice Chairman
                                    President                (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1994-present) and Executive
                                                             Vice President, Investments (1988-present), Phoenix Home Life
                                                             Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                             Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                             Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director
                                                             (1984-present) and President (1990- present), Phoenix Equity
                                                             Planning Corporation. Director (1993-present), Chairman
                                                             (1993-present) and Chief Executive Officer (1993-1995), National
                                                             Securities & Research Corporation. Director, Phoenix Realty Group,
                                                             Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                             Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                             Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                             (1985-present), and World Trust Fund (1991-present). Director and
                                                             Executive Vice President, Phoenix Life and Annuity Company
                                                             (1996-present). Director and Executive Vice President, PHL
                                                             Variable Insurance Company (1995-present). Director, Phoenix
                                                             Charter Oak Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director and
                                                             President, Phoenix Securities Group, Inc. (1993-1995). Director
                                                             (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                             Inc. Director, Townsend Financial Advisers, Inc. (1992-present),
                                                             Director, PHL Associates, Inc. (1995-present).

Everett L. Morris (70)              Trustee                  Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                               Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                                         Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1993-present).

*James M. Oates (52)                Trustee                  Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
 Managing Director                                           Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                            (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                                  (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 60 State Street                                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 Suite 950                                                   Institutional Mutual Funds (1996-present). Director, AIB Govett
 Boston, MA 02109                                            Funds (1991-present), Blue Cross and Blue Shield of New Hampshire
                                                             (1994-present), Investors Financial Service Corporation
                                                             (1995-present), Investors Bank & Trust Corporation
                                                             (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                             Financial (1996-present), Command Systems, Inc. (1998-present)
                                                             and Connecticut River Bancorp (1998-present). Vice Chairman,
                                                             Massachusetts Housing-Partnership (1998-present). Member, Chief
                                                             Executives Organization (1996-present). Director (1984-1994),
                                                             President (1984-1994) and Chief Executive Officer (1986-1994),
                                                             Neworld Bank.


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
*Calvin J. Pedersen (57)            Trustee                  Director (1986-present), President (1993-present) and Executive
 Phoenix Duff & Phelps                                       Vice President (1992-1993), Phoenix Investment Partners, Ltd.
 Corporation                                                 Director/Trustee, Phoenix Funds (1995-present). Trustee,
 55 East Monroe Street                                       Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 Suite 3600                                                  Institutional Mutual Funds (1996-present). President and Chief
 Chicago, IL 60603                                           Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1995-present), Duff & Phelps Utilities Income Inc.
                                                             (1994-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1995-present).

Herbert Roth, Jr. (70)              Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                                 Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                           Edison Company (1978-present), Phoenix Home Life Mutual Insurance
                                                             Company (1972-1998), Landauer, Inc. (medical services)
                                                             (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                             (1987-present), and Mark IV Industries (diversified manufacturer)
                                                             (1985-present). Member, Directors Advisory Council, Phoenix Home
                                                             Life Mutual Insurance Company (1998-present). Director, Key
                                                             Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).


Richard E. Segerson (53)            Trustee                  Managing Director, Northway Management Company (1998-present).
102 Valley Road                                              Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present). Managing Director,
                                                             Mullin Associates (1993-1998).


Lowell P. Weicker, Jr. (67)         Trustee                  Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                          Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                             (1995-present), HPSC Inc. (1995-present), Duty Free International,
                                                             Inc. (1997-present) and Compuware (1996-present) and Burroughs
                                                             Wellcome Fund (1996-present). Visiting Professor, University of
                                                             Virginia (1997-present). Chairman, Dresing, Lierman, Weicker
                                                             (1995-1996). Governor of the State of Connecticut (1991-1995).

Michael E. Haylon (41)              Executive                Director and Executive Vice President--Investments, Phoenix
                                    Vice                     Investment Partners, Ltd. (1995-present). Executive Vice
                                    President                President, Phoenix Funds (1993-present) and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Executive Vice President
                                                             (1997-present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds. Director (1994-present), President
                                                             (1995-present), Executive Vice President (1994-1995), Vice
                                                             President (1991-1994), Phoenix Investment Counsel, Inc. Director
                                                             (1994-present), President (1996-present), Executive Vice President
                                                             (1994-1996), Vice President (1993-1994), National Securities &
                                                             Research Corporation. Director, Phoenix Equity Planning
                                                             Corporation (1995-present). Senior Vice President, Securities
                                                             Investments, Phoenix Home Life Mutual Insurance Company
                                                             (1993-1995). Various other positions with Phoenix Home Life Mutual
                                                             Insurance Company (1990-1993).


John F. Sharry (47)                 Executive                Managing Director, Retail Distribution, Phoenix Equity Planning
                                    Vice                     Corporation (1995-present). Executive Vice President, Phoenix
                                    President                Funds (1998-present) and Phoenix-Aberdeen Series Fund
                                                             (1998-present). Managing Director, Director and National Sales
                                                             Manager, Putnam Mutual Funds (until 1995).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Gail P. Seneca (45)                 Senior Vice              Senior Vice President, Phoenix Strategic Allocation Fund, Inc.
                                    President                (1998-present), Phoenix Multi-Portfolio Fund (1998-present).
                                                             Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                             (1998-present). Senior Vice President, The Phoenix Edge Series
                                                             Fund (1998-present) and Phoenix Strategic Equity Series Fund
                                                             (1998-present). President and Chief Executive and Investment
                                                             Officer, Seneca Capital Management LLC (1996-present). Managing
                                                             General Partner and Chief Executive and Investment Officer,
                                                             GMG/Seneca Capital Management LP (1989-present). President and
                                                             Trustee, Phoenix-Seneca Funds (1996-present). General Partner,
                                                             Genesis Merchant Group. LP (1990-present). President, GenCap, Inc.
                                                             (1994-present).


James D. Wehr (41)                  Senior Vice              Senior Vice President (1998-present), Managing Director, Fixed
                                                             Income (1996-1998), Vice President (1991-1996), Phoenix Investment
                                    President                Counsel, Inc. Senior Vice President (1998-present), Managing
                                                             Director, Fixed Income (1996-1998), Vice President (1993-1996),
                                                             National Securities & Research Corporation. Senior Vice President
                                                             (1997-present), Vice President (1988-1997) Phoenix Multi-Portfolio
                                                             Fund; Senior Vice President (1997-present), Vice President
                                                             (1990-1997) Phoenix Series Fund; Senior Vice President
                                                             (1997-present), Vice President (1991-1997) The Phoenix Edge Series
                                                             Fund; Senior Vice President (1997-present), Vice President
                                                             (1993-1997) Phoenix California Tax Exempt Bonds, Inc., and Senior
                                                             Vice President (1997-present), Vice President (1996-1997) Phoenix
                                                             Duff & Phelps Institutional Mutual Funds. Senior Vice President
                                                             (1997-present) Phoenix Multi-Sector Fixed Income Fund, Inc.,
                                                             Phoenix Multi-Sector Short Term Bond Fund, Phoenix Income and
                                                             Growth Fund and Phoenix  Strategic Allocation Fund, Inc. Managing
                                                             Director, Public Fixed Income, Phoenix Home Life Insurance Company
                                                             (1991-1995).

David L. Albrycht (37)              Vice                     Managing Director, Fixed Income (1996-present) and Vice President
                                    President                (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present) and Investment Officer (1994-1996),
                                                             National Securities & Research Corporation. Vice President,
                                                             Phoenix Multi-Portfolio Fund (1993-present), Phoenix Multi-Sector
                                                             Short Term Bond Fund (1993-present), Phoenix Multi-Sector Fixed
                                                             Income Fund, Inc. (1994-present), The Phoenix Edge Series Fund
                                                             (1997-present) and Phoenix Series Fund (1997-present). Fund
                                                             Manager, Phoenix Home Life Mutual Insurance Company (1994-1995).

Timothy M. Heaney (33)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed
                                    President                Income Research (1996-1997), Investment Analyst (1995-1996),
                                                             Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                             Multi-Portfolio Fund (1996-present). Managing Director, Fixed
                                                             Income (1997-present), Director, Fixed Income Research
                                                             (1996-1997),  National Securities & Research Corporation.
                                                             Investment Analyst, Phoenix Home Life Mutual Insurance Company
                                                             (1992-1994). Vice President, Phoenix California Tax Exempt Bonds,
                                                             Inc. (1996-present) and Duff & Phelps Utilities Tax Free Income,
                                                             Inc. (1997-present).

Ron K. Jacks (33)                   Vice                     Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                    President                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present), and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Secretary, Phoenix-Seneca Funds (1996-1998). Trustee,
                                                             Phoenix-Seneca Funds (1996-1997). General Partner and Equity
                                                             Portfolio Manager, GMG/Seneca Capital Management LP
                                                             (1995-present). Equity Portfolio Manager, Seneca Capital
                                                             Management LLC (1996-present).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Peter S. Lannigan (38)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed
                                    President                Income Research (1996-1997), Vice President (1995-1996), Phoenix
                                                             Investment Counsel, Inc. Managing Director, Fixed Income
                                                             (1998-present), Director, Fixed Income Research (1996-present),
                                                             National Securities & Research Corporation, Inc. Vice President,
                                                             Phoenix Multi-Portfolio Fund (1995-present). Director, Public
                                                             Fixed Income, Phoenix Home Life Mutual Insurance Company
                                                             (1993-1995). Various positions with Standard & Poor's Corporation
                                                             (1989-1993).

William R. Moyer (54)               Vice                     Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.             President                Phelps Corporation (1995-present). Senior Vice President, Finance
PO Box 2200                                                  (1990-present), Director (1998-present), Treasurer (1998-present
Enfield, CT 06083-2200                                       and 1994-1996), and Chief Financial Officer (1996-present),
                                                             Phoenix Equity Planning Corporation. Senior Vice President
                                                             (1990-present), Director (1998-present), Chief Financial Officer
                                                             (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                             Counsel, Inc. Senior Vice President, Finance (1993-present), Chief
                                                             Financial Officer (1996-present), and Treasurer (1994-present),
                                                             National Securities & Research Corporation. Senior Vice President
                                                             and Chief Financial Officer, Duff & Phelps Investment Management
                                                             Co. (1996-present). Vice President, Phoenix Funds (1990-present),
                                                             Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present)
                                                             and Phoenix-Aberdeen Series Fund (1996-present). Senior Vice
                                                             President and Chief Financial Officer,
                                                             W. S. Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                             Advisers, Inc. (1993-1995). Vice President, the National
                                                             Affiliated Investment Companies (until 1993). Vice President,
                                                             Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                             Company (1990-1995).

Richard D. Little (50)              Vice                     Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                    President                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present), and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Director of Equities, Seneca Capital Management LLC
                                                             (1996-present). General Partner and Director of Equities, Seneca
                                                             Capital Management LP (1989-present).

Leonard J. Saltiel (45)             Vice                     Managing Director, Operations and Service (1996-present), Senior
                                    President                Vice President, (1994-1996), Phoenix Equity Planning Corporation.
                                                             Vice President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present), and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Vice President, National Securities &
                                                             Research Corporation (1994-1996). Vice President, Investment
                                                             Operations, Phoenix Home Life Mutual Insurance Company (1994-1995).
                                                             Various positions with Home Life Insurance Company and Phoenix Home
                                                             Life Mutual Insurance Company (1987-1994).

Michael Schatt (51)                 Vice                     Managing Director, Phoenix Investment Partners, Ltd.
                                    President                (1994-present). Senior Vice President, Phoenix Realty Securities,
                                                             Inc. (1997-present). Vice President, Duff & Phelps Investment
                                                             Management Co. (1997-present), Duff & Phelps Utilities Income,
                                                             Inc. (1997-present), Phoenix Duff & Phelps Institutional Mutual
                                                             Funds (1997-present), The Phoenix Edge Series Fund (1997-present), and Phoenix Multi-Portfolio Fund (1997-present). Director, Real
                                                             Estate Advisory Practice, Coopers & Lybrand (1990-1994).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Pierre G. Trinque (43)              Vice                     Vice President, Phoenix Strategic Allocation Fund, Inc.
                                    President                (1998-present), The Phoenix Edge Series Fund (1997-present),
                                                             Phoenix Multi-Portfolio Fund (1998-present), Phoenix Series Fund
                                                             (1997-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1997-present), Phoenix Worldwide Opportunities Fund (1998-present), and Phoenix Strategic Equity Series Fund (1998-present). Managing
                                                             Director, Large Cap Growth Team (1998-present), Managing Director,
                                                             Equities (1997-1998), Sr. Research Analyst, Equities (1996), and
                                                             Managing Director, Equity Research (1996-1997), Phoenix Investment
                                                             Counsel, Inc.

Nancy G. Curtiss (46)               Treasurer                Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Second Vice President and Treasurer, Fund
                                                             Accounting, Phoenix Home Life Mutual Insurance Company
                                                             (1994-1995). Various positions with Phoenix Home Life Insurance
                                                             Company (1987-1994).

G. Jeffrey Bohne (51)               Secretary                Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                            Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                         Operations (1993-1996), Vice President, Mutual Fund Customer
                                                             Service (1996-present), Phoenix Equity Planning Corporation.
                                                             Secretary/Clerk, Phoenix Funds (1993-present), Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix-Aberdeen Series Fund (1996-present). Vice President, Home
                                                             Life of New York Insurance Company (1984-1992). Clerk, Phoenix
                                                             Investment Council (1995-present).

----------------
*Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation or Phoenix Investment Partners, Ltd.

   For services rendered to the Trust for the fiscal year ended November 30, 1998, the Trustees received an aggregate of $92,876. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to each of the Funds and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

   For the Trust's last fiscal year, the Trustees received the following compensation:


                                                                                                               TOTAL
                                                                                                            COMPENSATION
                                                           PENSION OR                                      FROM FUND AND
                                   AGGREGATE           RETIREMENT BENEFITS           ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS            (14 FUNDS)
         NAME                      FROM FUND            OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
         ----                      ---------            ----------------          ---------------         ----------------

Robert Chesek                         $8,019                                                                    $60,000
E. Virgil Conway+                    $10,625                                                                    $79,500
Harry Dalzell-Payne+                  $9,559                                                                    $71,250
Francis E. Jeffries                   $7,986                                                                    $60,000
Leroy Keith, Jr.                      $8,368                  None                     None                     $62,500
Philip R. McLoughlin+                     $0                 for any                  for any                        $0
Everett L. Morris+                    $9,177                 Trustee                  Trustee                   $69,500
James M. Oates+                       $9,177                                                                    $68,750
Calvin J. Pedersen                        $0                                                                         $0
Herbert Roth, Jr.+                   $11,007                                                                    $81,250
Richard E. Segerson                   $9,434                                                                    $70,750
Lowell P. Weicker                     $9,434                                                                    $70,000

----------

*This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $175,029, $151,807 and $147,653, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   At March 18, 1999, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of March 18, 1999 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

NAME OF SHAREHOLDER                             NAME OF FUND                       NUMBER OF SHARES             PERCENT OF CLASS
-------------------                             ------------                       ----------------             ----------------
Phoenix Home Life                               Emerging Markets Class A            2,083,489.4080                  34.82%
One American Row                                Emerging Markets Class C                8,484.4530                   5.45%
Hartford, CT 06115                              Real Estate Class A                   526,415.8300                  29.12%
                                                Income Class X


MLPF&S for the sole benefit                     Emerging Markets Class B              712,342.3690                  12.84%
of its customers                                Emerging Markets Class C               26,291.3810                  16.88%
ATTN: Fund Administration                       International Class A               1,324,384.8680                   9.86%
4800 Deer Lake Dr E 3rd FL                      International Class B                 138,556.8830                   9.16%
Jacksonville, FL 32246-6484                     Bond Class B                          140,423.3570                  22.45%
                                                Real Estate Class B                    65,453.7760                   5.00%

Phoenix Charter Oak Trust Co. TTEE              International Class A               1,885,268.0510                  14.04%
Phoenix Home Life Employee Pension Plan
One American Row
Hartford, CT 06103

Norwest Bank Iowa N.A.                          Emerging Markets Class C               16,166.0250                  10.38%
ATTN: Trust Operations
822 Central PO Box 658
Ft. Dodge, IA 50501-0658

Don M Sears                                     Emerging Markets Class C               15,408.3200                   9.89%
Glenda R Sears
1526 S 105th St
Omaha, NE 68124-1012

NAME OF SHAREHOLDER                             NAME OF FUND                       NUMBER OF SHARES             PERCENT OF CLASS
-------------------                             ------------                       ----------------             ----------------

Elmer J Krauss Partner                         Emerging Markets Class C               13,869.6260                   8.90%
Krauss Portfolio Ltd
715 N Sherrill St
Tampa, FL 33609-1109

Dain Rauscher Custodian                         Emerging Markets Class C                9,297.6600                   5.97%
Jerome A Hofelt
6202 Revere Place
Dallas, TX 75214-3044


                             ADDITIONAL INFORMATION

   The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or "Funds" and different classes of those Funds. Holders of shares of a Fund are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares of a Fund participate equally in dividends and distributions paid with respect to such Fund and in such Fund's net assets on liquidation, except that Class B and C Shares of any Fund which bear higher distribution fees and, certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies), and on matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that Fund or Class is required. Shares of a Fund are fully paid and non-assessable when issued and are transferable and redeemable. Shares have no preemptive or conversion rights (other than as described herein).

   The assets received by the Trust for the issue or sale of shares of a Fund and any class thereof and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund and Class respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or Class. Any underlying assets of a Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or Class will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended November 30, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT
   The custodian of the assets of the Bond Fund, Mid Cap Fund, Real Estate Fund, Emerging Markets Fund and Income Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $22.25 for each designated daily dividend shareholder account and $17.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                                    [Version B]

                      PHOENIX-GOODWIN STRATEGIC INCOME FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 30, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Trust"), dated March 30, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS

                                                                           PAGE


THE TRUST ...............................................................    1
INVESTMENT OBJECTIVES AND POLICIES ......................................    1
INVESTMENT RESTRICTIONS .................................................    9
PERFORMANCE .............................................................   10
PERFORMANCE COMPARISONS .................................................   11
PORTFOLIO TURNOVER ......................................................   11
PORTFOLIO TRANSACTIONS ..................................................   12
THE INVESTMENT ADVISER ..................................................   13
DETERMINATION OF NET ASSET VALUE ........................................   14
HOW TO BUY SHARES .......................................................   14
ALTERNATIVE PURCHASE ARRANGEMENTS .......................................   15
INVESTOR ACCOUNT SERVICES ...............................................   18
HOW TO REDEEM SHARES ....................................................   19
TAX SHELTERED RETIREMENT PLANS ..........................................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................   20
THE DISTRIBUTOR .........................................................   22
DISTRIBUTION PLANS.......................................................   24
MANAGEMENT OF THE TRUST..................................................   25
ADDITIONAL INFORMATION ..................................................   32
APPENDIX.................................................................   34





                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926


PXP1202 (3/99)

                                    THE TRUST

   Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust.


   The Prospectus of Phoenix-Goodwin Strategic Income Fund (the "Income Fund" or the "Fund") describes the investment objectives of the "Fund" and summarizes the investment policies and investment techniques the Income Fund will employ in seeking to achieve its investment objective. (A separate prospectus and Statement of Additional Information applies to five other funds of the Trust.) The following discussion supplements the description of the Income Fund's investment policies and investment techniques in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES


   The investment objective of the Fund is deemed to be a fundamental policy and may not be changed without the approval of the shareholders. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Fund without the approval of such Fund's shareholders.

RATINGS
   If the rating of a security purchased by the Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.


RISKS OF HIGH YIELD BONDS

   The Income Fund may invest up to 100% of its total assets in bonds considered to be less than investment-grade, commonly known as junk bonds.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Fund will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.


WRITING AND PURCHASING OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Income Fund may engage in option transactions.


   Call options on securities and securities indices written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The Mid Cap and International Funds may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.


   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES
   The Income Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific portfolio securities being hedged.


   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.


   In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Fund's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   The Fund may invest up to 5% of its total assets in exchange-traded call and put options on securities and securities indices. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with the Fund's qualifying as a regulated investment company under the Internal Revenue Code of 1986, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."


RISKS RELATING TO OPTIONS ON SECURITIES
   During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.


   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.


   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

RISKS OF OPTIONS ON SECURITIES INDICES

   Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by the Fund of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options only on indices which meet the interim described above.

   Price movements in securities held by the Fund will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Income Fund may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which it intends to purchase. The Income Fund may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.


   The Income Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.


   The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.


LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS

   The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS

   Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. The Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.


   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.


   Utilization of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where the Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.


   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.


   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund. No more than an aggregate of 15% of the Income Fund's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.


   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counterparties to such transactions.

LENDING PORTFOLIO SECURITIES

   The Fund may lend portfolio securities to broker-dealers and other financial institutions in amounts up to one-third of the market or other fair value for its total assets, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.


   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

WHEN-ISSUED SECURITIES

   New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Income Fund will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Income Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in the Income Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent the Income Fund remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Fund merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Income Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.


FOREIGN CURRENCY TRANSACTIONS

   The Income Fund may engage in foreign currency transactions. The following is a description of these transactions.


   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.


   The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Trust's custodian banks will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Fund does not enter into forward contracts with terms longer than one year.


   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.


   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.


   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


   Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, the Fund will maintain in a pledged account any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, the Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


EMERGING MARKET SECURITIES

   The Income Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Income Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if the Fund have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.


   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


ZERO COUPON BONDS
   The Income Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the Income Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Income Fund would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Income Fund might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

LOAN PARTICIPATIONS AND ASSIGNMENTS
   The Income Fund may also invest in fixed- or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

                             INVESTMENT RESTRICTIONS


   The investment restrictions described below are fundamental policies and may not be changed without the approval of the lesser of (i) a majority of the Fund's outstanding shares or (ii) 67% of the Fund's shares represented at a meeting of Trust shareholders at which the holders of 50% or more of the Fund's outstanding shares are present. The Fund may not:


  (1) Make short sales of securities, unless at the time of sale the Fund owns an equal amount of such securities.

  (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.


  (3) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange- traded call options and put options, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

  (4) Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance.

  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter. The Fund may buy and sell securities outside the United States which are not registered with the Commission or marketable in the United States.

  (6) Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  (7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that a Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options would not exceed 5% of the Fund's total assets, and (c) the Fund may enter into foreign currency transactions.

  (8) Make loans, except that the Fund may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, and (c) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets, subject to restrictions described more fully above.


  (9) Purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.


 (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer. With respect to 75% of its assets, the Fund will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Fund's total assets.


 (11) Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer.


 (12) Invest in warrants or rights except where acquired in units or attached to other securities.

 (13) Purchase securities for which market quotations are not readily available, including but not limited to repurchase agreements having maturities of more than seven days, or which are not deemed liquid pursuant to procedures adopted by the Trustees if as a result of such purchase more than 15% of the Fund's net assets would be invested in the aggregate in such securities.

 (14) Invest in interests in oil, gas, or other mineral exploration or development programs.

 (15) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent that it is permissible to (a) borrow money from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.


   If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or costs of the Fund's assets will not be considered a violation of the restriction except as provided in (11) above.

                                   PERFORMANCE


   Performance information for the Fund (and each Class of the Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" and as "average annual total return" and "total return."

   Quotations of the yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Class of the Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:


   YIELD = 2[( a-b + 1)(6)-1]
               ---
               cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the net asset value per share on the last day of the period.


   For the 30-day period ended November 30, 1998, the yield for the Fund's Class X shares, Class A shares, Class B shares and Class C shares was 11.25%, 9.96%, 10.12% and 10.21%, respectively.

   The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of the Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

   The manner in which total return will be calculated for public use is described above. The following table illustrates average annual total return for the Fund for the indicated periods ended November 30, 1998.

               AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1998

                                         PERIODS ENDED
                           ---------------------------------------

 Fund                      1 YEAR               SINCE INCEPTION(1)
 ----                      ------               ------------------
Income


 Class X                   (8.63)%                     5.19%
 Class A                     N/A                     (17.05)%
 Class B                     N/A                     (17.13)%
 Class C                     N/A                     (13.95)%

----------
(1) The Income Fund Class X commenced operations on April 1, 1993 and Class A, B and C commenced operations on March 27, 1998.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


   The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                             PERFORMANCE COMPARISONS


   The Fund or each Class of the Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 Midcap Index (the "S&P 400"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.


                               PORTFOLIO TURNOVER


   The Fund pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if it had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Fund's Prospectus.


                             PORTFOLIO TRANSACTIONS


   In effecting fund transactions for the Trust, the adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.


   The adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.


   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


   For the fiscal years ended November 30, 1996, 1997 and 1998, brokerage commissions paid by the Trust on Fund transactions totaled $3,104,255, $2,269,745 and $2,904,276, respectively. Brokerage commissions of $1,564,683 paid during the fiscal year ended November 30, 1998, were paid on fund transactions aggregating $989,159,000 executed by brokers who provided research and other statistical and factual information.


   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                             THE INVESTMENT ADVISER

   The investment adviser to the Income Fund is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Trust, is a director of PIC. All other executive officers of the Trust are officers of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.


   Phoenix Investment Partners, Ltd, is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $53.5 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

   The investment advisory agreement, approved by the Trustees, provides, that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   The Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of the Fund, PIC is entitled to a fee, payable monthly, at the annual rate of: 0.55% of the aggregate daily net asset values of the Fund up to $1 billion; 0.50% on such values between $1 billion and $2 billion; and 0.45% on such value in excess of $2 billion.

   The investment advisory agreement provides that the applicable adviser will reimburse the Trust for the amount, if any, by which the total operating and management expenses of the Fund (including the investment adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation (which is not waived) imposed on mutual funds by any state in which shares of the Fund are then qualified for sale. Currently the most restrictive state expense limitation provisions limit such expenses of any Fund of the Trust to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million. Such reimbursement, if any, will be made by the applicable adviser to the Trust within five days after the end of each month. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Trust would take such action necessary to eliminate this expense limitation.

   For its services to the Income Fund, PIC received a fee of $27,273, $31,318 and $35,019 for the fiscal years ended November 30, 1996, 1997 and 1998, respectively.

   For the fiscal year ended November 30, 1996, it was necessary that PIC bear ordinary operating expenses of the Income Fund of $87,028. Accordingly, the fee of $27,273 to which PIC would otherwise have been entitled was reduced to a loss of $59,755. For the fiscal year ended November 30, 1997, it was necessary that PIC bear ordinary operating expenses of the Income Fund of

$140,966. Accordingly, the fee of $31,318 to which PIC would otherwise have been entitled was reduced to a loss of $109,648. For the fiscal year ended November 30, 1998, it was necessary that PIC bear ordinary operating expenses of the Income Fund of $185,168. Accordingly, the fee of $35,019 to which PIC would otherwise have been entitled was reduced to a loss of $150,149.

   The investment advisory agreement also provides that each adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of the Fund, the investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The agreement automatically terminates upon its assignment (within the meaning of the Investment Company
Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


                        DETERMINATION OF NET ASSET VALUE


   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.


   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.


CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.

CLASS X SHARES

   CLASS X SHARES ARE CURRENTLY CLOSED TO NEW INVESTORS.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(B) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Trusts (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Trusts to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of the Fund purchased with Federal Trusts will be accepted on the business day Federal Trusts are wired provided the Federal Trusts are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.


   Promptly after an initial purchase of shares made by wiring Federal Trusts directly, the shareholder should complete and mail to Equity Planning an Account Application.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

   EXCHANGES. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series or Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

   DIVIDEND REINVESTMENT ACROSS ACCOUNTS. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

   INVEST-BY-PHONE. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

   SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.


TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


BY CHECK
   Any shareholder may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.


   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS


   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, each Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In determining the Fund's gross income for purposes of the 30% test, any gain realized by the Fund on a hedged position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of any offsetting position in the hedge during the period that the hedge was outstanding. Thus, only the net gain (if any) from the hedge will be included in the computation of the 30% test. At the present time, however, it is not clear whether or to what extent such hedging exception will be available to the Funds' contemplated hedging transactions. To the extent that the hedging exception is not available, gains realized by the Funds from actual dispositions of futures or forward contracts or options will be included in the calculation of the 30% test if less than three months has elapsed between the date such instruments are acquired and the date of their sale. This provision may limit the Funds' ability to engage in such transactions.


   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.


   In addition to meeting the 90% and 30% tests, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax exempt income, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

   Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Distributions by the Income Fund from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.


   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Fund as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.


SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

BACKUP WITHHOLDING

   The Funds may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Funds or who, to a Fund's knowledge, have furnished an incorrect number.


FOREIGN SHAREHOLDERS
   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.


   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

                                 THE DISTRIBUTOR

   Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Trust's shares. Philip R. McLoughlin, a Trustee and President of the Trust, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Trust, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss, William R. Moyer, and Leonard J. Saltiel, officers of the Trust, are officers of Equity Planning.

   The Trust and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have indicated that such institutions are not prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks and bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. In addition, state securities laws on this issue may differ from federal law, and banks and bank affiliates may be required to register as securities dealers pursuant to state law. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 1996, 1997 and 1998, purchasers of shares of the Trust paid aggregate sales charges of $1,599,637, $2,114,382 and $4,260,271, respectively, of which the Distributor received net commission of $258,916, $494,335 and $545,050, respectively, for its services, the balance being paid to dealers. For the fiscal year ended November 30, 1998, the distributor received net commission of $122,184 for Class A Shares and deferred sales charges of $422,867 for Class B and C Shares.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

         AMOUNT OF
        TRANSACTION             SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
     AT OFFERING PRICE                OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  3.00                          3.09                           2.75
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Trust, at the following incremental annual rates.


           First $200 million                                  .085%
           $200 million to $400 million                        .05%
           $400 million to $600 million                        .03%
           $600 million to $800 million                        .02%
           $800 million to $1 billion                          .015%
           Greater than $1 billion                             .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Trust, PFPC, Inc. also charges minimum fees and additional fees to each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Trust are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For services to the Trust during the fiscal years ended November 30, 1996, 1997 and 1998, the Financial Agent received fees of $243,021, $541,814 and $654,165, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Trust to pay for services and to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Trust.

   Pursuant to the Plans, the Trust shall pay the Distributor for actual expenses of the Distributor of 0.25% of the average daily net assets of the Trust's average daily net assets for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Class B Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of each Fund's Class B Shares. Pursuant to the Class C Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75%, 0.75% and 0.75% annually of the average daily net assets of the Emerging Markets, Income, and International Funds' Class C Shares, respectively.

   Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Trust (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Trust's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Trust.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.


   For the fiscal year ended November 30, 1998 the Trust paid Rule 12b-1 Fees in the amount of $2,708,081, of which the Distributor received $1,025,897, unaffiliated broker-dealers received $1,404,016 and W.S. Griffith & Co., Inc., an affiliate, received $278,168. The Rule 12b-1 payments were used for (1) compensating dealers, $3,182,864, (2) compensating sales personnel, $1,736,570,
(3) advertising, $815,800, (4) printing and mailing of prospectuses to other than current shareholders, $60,074, (5) service costs, $236,653 and (6) other, $314,389. No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Massachusetts business trust law.

TRUSTEES AND OFFICERS
   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------

Robert Chesek (64)                  Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                             Common Stock, Phoenix Home Life Mutual Insurance Company
                                                             (1980-1994).


E. Virgil Conway (69)               Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present) (Chairman, 1998-present), Accuhealth
                                                             (1994-present), Trism, Inc. (1994-present), Realty Foundation of
                                                             New York (1972-present), New York Housing Partnership Development
                                                             Corp. (Chairman) (1981-present), and Academy of Political Science
                                                             (Vice Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                             (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                             Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                             Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                             Utility and Corporate Bond Trust Inc. (1995-present). Member,
                                                             Audit Committee of the City of New York (1981-1996). Advisory
                                                             Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                             (1989-1996) and Fund Directions (1993-1998). Chairman, Financial
                                                             Accounting Standards Advisory Council (1992-1995).

                                       25

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------


Harry Dalzell-Payne (69)            Trustee                  Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                                Institutional Mutual Funds (1996-present). Director, Duff & Phelps
New York, NY 10016                                           Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1995-present). Director, Farragut
                                                             Mortgage Co., Inc. (1991-1994). Formerly a Major General of the
                                                             British Army.


*Francis E. Jeffries (68)           Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd                                          Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
 Apt. 1601                                                   Institutional Mutual Funds (1996-present). Director, Duff & Phelps
 Naples, FL 33963                                            Utilities Income Inc. (1987-present), Duff & Phelps Utilities
                                                             Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1993-present). Director, The Empire
                                                             District Electric Company (1984-present). Director (1989-1997),
                                                             Chairman of the Board (1993-1997), President (1989-1993), and
                                                             Chief Executive Officer (1989-1995), Phoenix Investment Partners,
                                                             Ltd.


Leroy Keith, Jr. (60)               Trustee                  Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                       Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                 (1991-present) and Evergreen International Fund, Inc.
Savannah, GA 30750                                           (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                             Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                             Trust, and Master Reserves Trust. President, Morehouse College
                                                             (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                             (1992-1994).

*Philip R. McLoughlin (52)          Trustee and              Chairman (1997-present), Director (1995-present), Vice Chairman
                                    President                (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1994-present) and Executive
                                                             Vice President, Investments (1988-present), Phoenix Home Life
                                                             Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                             Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                             Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director
                                                             (1984-present) and President (1990- present), Phoenix Equity
                                                             Planning Corporation. Director (1993-present), Chairman
                                                             (1993-present) and Chief Executive Officer (1993-1995), National
                                                             Securities & Research Corporation. Director, Phoenix Realty Group,
                                                             Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                             Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                             Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                             (1985-present), and World Trust Fund (1991-present). Director and
                                                             Executive Vice President, Phoenix Life and Annuity Company
                                                             (1996-present). Director and Executive Vice President, PHL
                                                             Variable Insurance Company (1995-present). Director, Phoenix
                                                             Charter Oak Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director and
                                                             President, Phoenix Securities Group, Inc. (1993-1995). Director
                                                             (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                             Inc. Director, Townsend Financial Advisers, Inc. (1992-present),
                                                             Director, PHL Associates, Inc. (1995-present).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------

Everett L. Morris (70)              Trustee                  Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                               Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                                         Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1993-present).

*James M. Oates (52)                Trustee                  Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
 Managing Director                                           Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                            (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                                  (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 60 State Street                                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 Suite 950                                                   Institutional Mutual Funds (1996-present). Director, AIB Govett
 Boston, MA 02109                                            Funds (1991-present), Blue Cross and Blue Shield of New Hampshire
                                                             (1994-present), Investors Financial Service Corporation
                                                             (1995-present), Investors Bank & Trust Corporation
                                                             (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                             Financial (1996-present), Command Systems, Inc. (1998-present)
                                                             and Connecticut River Bancorp (1998-present). Vice Chairman,
                                                             Massachusetts Housing-Partnership (1998-present). Member, Chief
                                                             Executives Organization (1996-present). Director (1984-1994),
                                                             President (1984-1994) and Chief Executive Officer (1986-1994),
                                                             Neworld Bank.


*Calvin J. Pedersen (57)            Trustee                  Director (1986-present), President (1993-present) and Executive
 Phoenix Duff & Phelps                                       Vice President (1992-1993), Phoenix Investment Partners, Ltd.
 Corporation                                                 Director/Trustee, Phoenix Funds (1995-present). Trustee,
 55 East Monroe Street                                       Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 Suite 3600                                                  Institutional Mutual Funds (1996-present). President and Chief
 Chicago, IL 60603                                           Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1995-present), Duff & Phelps Utilities Income Inc.
                                                             (1994-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1995-present).

Herbert Roth, Jr. (70)              Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                                 Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                           Edison Company (1978-present), Phoenix Home Life Mutual Insurance

                                                             Company (1972-1998), Landauer, Inc. (medical services)
                                                             (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                             (1987-present), and Mark IV Industries (diversified manufacturer)
                                                             (1985-present). Member, Directors Advisory Council, Phoenix Home
                                                             Life Mutual Insurance Company (1998-present). Director, Key
                                                             Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).


Richard E. Segerson (53)            Trustee                  Managing Director, Northway Management Company (1998-present).
102 Valley Road                                              Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present). Managing Director,
                                                             Mullin Associates (1993-1998).


Lowell P. Weicker, Jr. (67)         Trustee                  Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                          Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                             (1995-present), HPSC Inc. (1995-present), Duty Free International,
                                                             Inc. (1997-present) and Compuware (1996-present) and Burroughs
                                                             Wellcome Fund (1996-present). Visiting Professor, University of
                                                             Virginia (1997-present). Chairman, Dresing, Lierman, Weicker
                                                             (1995-1996). Governor of the State of Connecticut (1991-1995).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Michael E. Haylon (41)              Executive                Director and Executive Vice President--Investments, Phoenix
                                    Vice                     Investment Partners, Ltd. (1995-present). Executive Vice
                                    President                President, Phoenix Funds (1993-present) and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Executive Vice President
                                                             (1997-present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds. Director (1994-present), President
                                                             (1995-present), Executive Vice President (1994-1995), Vice
                                                             President (1991-1994), Phoenix Investment Counsel, Inc. Director
                                                             (1994-present), President (1996-present), Executive Vice President
                                                             (1994-1996), Vice President (1993-1994), National Securities &
                                                             Research Corporation. Director, Phoenix Equity Planning
                                                             Corporation (1995-present). Senior Vice President, Securities
                                                             Investments, Phoenix Home Life Mutual Insurance Company
                                                             (1993-1995). Various other positions with Phoenix Home Life Mutual
                                                             Insurance Company (1990-1993).


John F. Sharry (47)                 Executive                Managing Director, Retail Distribution, Phoenix Equity Planning
                                    Vice                     Corporation (1995-present). Executive Vice President, Phoenix
                                    President                Funds (1998-present) and Phoenix-Aberdeen Series Fund
                                                             (1998-present). Managing Director, Director and National Sales
                                                             Manager, Putnam Mutual Funds (until 1995).


Gail P. Seneca (45)                 Senior Vice              Senior Vice President, Phoenix Strategic Allocation Fund, Inc.
                                    President                (1998-present), Phoenix Multi-Portfolio Fund (1998-present).
                                                             Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                             (1998-present). Senior Vice President, The Phoenix Edge Series
                                                             Fund (1998-present) and Phoenix Strategic Equity Series Fund
                                                             (1998-present). President and Chief Executive and Investment
                                                             Officer, Seneca Capital Management LLC (1996-present). Managing
                                                             General Partner and Chief Executive and Investment Officer,
                                                             GMG/Seneca Capital Management LP (1989-present). President and
                                                             Trustee, Phoenix-Seneca Funds (1996-present). General Partner,
                                                             Genesis Merchant Group. LP (1990-present). President, GenCap, Inc.
                                                             (1994-present).


James D. Wehr (41)                  Senior Vice              Senior Vice President (1998-present), Managing Director, Fixed
                                    President                Income (1996-1998), Vice President (1991-1996), Phoenix Investment
                                                             Counsel, Inc. Senior Vice President (1998-present), Managing Director,
                                                             Fixed Income (1996-1998), Vice President (1993-1996), National
                                                             Securities & Research Corporation. Senior Vice President
                                                             (1997-present), Vice President (1988-1997) Phoenix Multi-Portfolio
                                                             Fund; Senior Vice President (1997-present), Vice President (1990-1997)
                                                             Phoenix Series Fund; Senior Vice President (1997-present), Vice
                                                             President (1991-1997) The Phoenix Edge Series Fund; Senior Vice
                                                             President (1997-present), Vice President (1993-1997) Phoenix California
                                                             Tax Exempt Bonds, Inc., and Senior Vice President (1997-present), Vice
                                                             President (1996-1997) Phoenix Duff & Phelps Institutional Mutual Funds.
                                                             Senior Vice President (1997-present) Phoenix Multi-Sector Fixed Income
                                                             Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Income
                                                             and Growth Fund and Phoenix Strategic Allocation Fund, Inc. Managing
                                                             Director, Public Fixed Income, Phoenix Home Life Insurance Company
                                                             (1991-1995).


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
David L. Albrycht (37)              Vice                     Managing Director, Fixed Income (1996-present) and Vice President
                                    President                (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present) and Investment Officer (1994-1996),
                                                             National Securities & Research Corporation. Vice President,
                                                             Phoenix Multi-Portfolio Fund (1993-present), Phoenix Multi-Sector
                                                             Short Term Bond Fund (1993-present), Phoenix Multi-Sector Fixed
                                                             Income Fund, Inc. (1994-present), The Phoenix Edge Series Fund
                                                             (1997-present) and Phoenix Series Fund (1997-present). Fund
                                                             Manager, Phoenix Home Life Mutual Insurance Company (1994-1995).

Timothy M. Heaney (33)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed
                                    President                Income Research (1996-1997), Investment Analyst (1995-1996),
                                                             Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                             Multi-Portfolio Fund (1996-present). Managing Director, Fixed
                                                             Income (1997-present), Director, Fixed Income Research
                                                             (1996-1997),  National Securities & Research Corporation.
                                                             Investment Analyst, Phoenix Home Life Mutual Insurance Company
                                                             (1992-1994). Vice President, Phoenix California Tax Exempt Bonds,
                                                             Inc. (1996-present) and Duff & Phelps Utilities Tax Free Income,
                                                             Inc. (1997-present).

Ron K. Jacks (33)                   Vice                     Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                    President                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present), and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Secretary, Phoenix-Seneca Funds (1996-1998). Trustee,
                                                             Phoenix-Seneca Funds (1996-1997). General Partner and Equity
                                                             Portfolio Manager, GMG/Seneca Capital Management LP
                                                             (1995-present). Equity Portfolio Manager, Seneca Capital
                                                             Management LLC (1996-present).

Peter S. Lannigan (38)              Vice                     Managing Director, Fixed Income (1997-present), Director, Fixed
                                    President                Income Research (1996-1997), Vice President (1995-1996), Phoenix
                                                             Investment Counsel, Inc. Managing Director, Fixed Income
                                                             (1998-present), Director, Fixed Income Research (1996-present),
                                                             National Securities & Research Corporation, Inc. Vice President,
                                                             Phoenix Multi-Portfolio Fund (1995-present). Director, Public
                                                             Fixed Income, Phoenix Home Life Mutual Insurance Company
                                                             (1993-1995). Various positions with Standard & Poor's Corporation
                                                             (1989-1993).

William R. Moyer (54)               Vice                     Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.             President                Phelps Corporation (1995-present). Senior Vice President, Finance
PO Box 2200                                                  (1990-present), Director (1998-present), Treasurer (1998-present
Enfield, CT 06083-2200                                       and 1994-1996), and Chief Financial Officer (1996-present),
                                                             Phoenix Equity Planning Corporation. Senior Vice President
                                                             (1990-present), Director (1998-present), Chief Financial Officer
                                                             (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                             Counsel, Inc. Senior Vice President, Finance (1993-present), Chief
                                                             Financial Officer (1996-present), and Treasurer (1994-present),
                                                             National Securities & Research Corporation. Senior Vice President
                                                             and Chief Financial Officer, Duff & Phelps Investment Management
                                                             Co. (1996-present). Vice President, Phoenix Funds (1990-present),
                                                             Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present)
                                                             and Phoenix-Aberdeen Series Fund (1996-present). Senior Vice
                                                             President and Chief Financial Officer, W. S. Griffith & Co., Inc.
                                                             (1992-1995) and Townsend Financial Advisers, Inc. (1993-1995).
                                                             Vice President, the National Affiliated Investment Companies
                                                             (until 1993). Vice President, Investment Products Finance, Phoenix
                                                             Home Life Mutual Insurance Company (1990-1995).

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Richard D. Little (50)              Vice                     Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                    President                (1998-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Strategic Equity Series Fund
                                                             (1998-present), and Phoenix Multi-Portfolio Fund (1998-present).
                                                             Director of Equities, Seneca Capital Management LLC
                                                             (1996-present). General Partner and Director of Equities, Seneca
                                                             Capital Management LP (1989-present).

Leonard J. Saltiel (45)             Vice                     Managing Director, Operations and Service (1996-present), Senior
                                    President                Vice President, (1994-1996), Phoenix Equity Planning Corporation.
                                                             Vice President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present), and Phoenix-Aberdeen Series
                                                             Fund (1996-present). Vice President, National Securities & Research
                                                             Corporation (1994-1996). Vice President, Investment Operations, Phoenix
                                                             Home Life Mutual Insurance Company (1994-1995). Various positions with
                                                             Home Life Insurance Company and Phoenix Home Life Mutual Insurance
                                                             Company (1987-1994).

Michael Schatt (51)                 Vice                     Managing Director, Phoenix Investment Partners, Ltd.
                                    President                (1994-present). Senior Vice President, Phoenix Realty Securities,
                                                             Inc. (1997-present). Vice President, Duff & Phelps Investment
                                                             Management Co. (1997-present), Duff & Phelps Utilities Income,
                                                             Inc. (1997-present), Phoenix Duff & Phelps Institutional Mutual
                                                             Funds (1997-present), The Phoenix Edge Series Fund (1997-present), and Phoenix Multi-Portfolio Fund (1997-present). Director, Real
                                                             Estate Advisory Practice, Coopers & Lybrand (1990-1994).

Pierre G. Trinque (43)              Vice                     Vice President, Phoenix Strategic Allocation Fund, Inc.
                                    President                (1998-present), The Phoenix Edge Series Fund (1997-present),
                                                             Phoenix Multi-Portfolio Fund (1998-present), Phoenix Series Fund
                                                             (1997-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1997-present), Phoenix Worldwide Opportunities Fund (1998-present), and Phoenix Strategic Equity Series Fund (1998-present). Managing
                                                             Director, Large Cap Growth Team (1998-present), Managing Director,
                                                             Equities (1997-1998), Sr. Research Analyst, Equities (1996), and
                                                             Managing Director, Equity Research (1996-1997), Phoenix Investment
                                                             Counsel, Inc.

Nancy G. Curtiss (46)               Treasurer                Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Second Vice President and Treasurer, Fund
                                                             Accounting, Phoenix Home Life Mutual Insurance Company
                                                             (1994-1995). Various positions with Phoenix Home Life Insurance
                                                             Company (1987-1994).
G. Jeffrey Bohne (51)               Secretary                Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                            Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                         Operations (1993-1996), Vice President, Mutual Fund Customer

                                                             Service (1996-present), Phoenix Equity Planning Corporation.
                                                             Secretary/Clerk, Phoenix Funds (1993-present), Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix-Aberdeen Series Fund (1996-present). Vice President, Home
                                                             Life of New York Insurance Company (1984-1992). Clerk, Phoenix
                                                             Investment Council (1995-present).

----------------
  *Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation or Phoenix Investment Partners, Ltd.

   For services rendered to the Trust for the fiscal year ended November 30, 1998, the Trustees received an aggregate of $92,876. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to each of the Funds and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

   For the Trust's last fiscal year, the Trustees received the following compensation:


                                                                                                               TOTAL
                                                                                                            COMPENSATION
                                                           PENSION OR                                      FROM FUND AND
                                   AGGREGATE           RETIREMENT BENEFITS           ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS            (14 FUNDS)
         NAME                      FROM FUND            OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
         ----                      ---------            ----------------          ---------------         ----------------

Robert Chesek                         $8,019                                                                    $60,000
E. Virgil Conway+                    $10,625                                                                    $79,500
Harry Dalzell-Payne+                  $9,559                                                                    $71,250
Francis E. Jeffries                   $7,986                                                                    $60,000
Leroy Keith, Jr.                      $8,368                  None                     None                     $62,500
Philip R. McLoughlin+                     $0                 for any                  for any                        $0
Everett L. Morris+                    $9,177                 Trustee                  Trustee                   $69,500
James M. Oates+                       $9,177                                                                    $68,750
Calvin J. Pedersen                        $0                                                                         $0
Herbert Roth, Jr.+                   $11,007                                                                    $81,250
Richard E. Segerson                   $9,434                                                                    $70,750
Lowell P. Weicker                     $9,434                                                                    $70,000

----------

*This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $175,029, $151,807 and $147,653, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


   At March 18, 1999, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of March 18, 1999 with respect to each person who owns of record or is known by the Registrant to own of record or beneficially own 5% or more of any class of the Registrant's equity securities.

NAME OF SHAREHOLDER                             NAME OF FUND                    NUMBER OF SHARES             PERCENT OF CLASS
-------------------                             ------------                    ----------------             ----------------
Phoenix Home Life                               Income Class A                      11,203.8080                  41.85%
One American Row                                Income Class B                      11,154.0830                  34.46%
Hartford, CT 06115                              Income Class C                      11,154.1050                  80.73%
                                                Income Class X                     725,752.1020                 100.00%




MLPF&S for the sole benefit                     Income Class A                       2,428.000                    9.07%
of its customers
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd FL
Jacksonville, FL 32246-6484

NAME OF SHAREHOLDER                             NAME OF FUND                    NUMBER OF SHARES             PERCENT OF CLASS
-------------------                             ------------                    ----------------             ----------------
Donaldson Lufkin Jenrette                       Income Class A                       8,717.5490                  32.56%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303

Dean Witter Reynolds Cust                       Income Class A                       2,194.0990                   8.20%
FBO Robert Thuer
1 N 639 Augusta Ct
Winfield, IL 60190-2361

Bear Stearns Securities Corp.                   Income Class B                       9,848.0000                  30.42%
1 Metrotech Center North
Brooklyn, NY 11201-3870

Eugene E Curran                                 Income Class B                       4,653.0430                  14.37%
AnnMarie S Curran JT WROS
197 Champion Dr
Hampstead, NC 28443-2600

Bettie M Austad                                 Income Class B                       4,259.4550                  13.16%
1400 SE Fancy Free Dr Apt 114
Pullman, WA 99163-5531

Jane A Allen                                    Income Class C                       1,262.2330                   9.14%
147 Beers Road
Easton, CT 06612-1723

Paul H Anderson                                 Income Class C                       1,243.1140                   9.00%
Doris M Anderson JT Ten
1574 Melville Ave
Fairfield, CT 06432-2022



                             ADDITIONAL INFORMATION

   The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or "Funds" and different classes of those Funds. Holders of shares of a Fund are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares of a Fund participate equally in dividends and distributions paid with respect to such Fund and in such Fund's net assets on liquidation, except that Class B and C Shares of any Fund which bear higher distribution fees and, certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies), and on matters affecting an individual class (such as approval of matters relating to a Distribution Plan for a particular class of shares), a separate vote of that Fund or Class is required. Shares of a Fund are fully paid and non-assessable when issued and are transferable and redeemable. Shares have no preemptive or conversion rights (other than as described herein).

   The assets received by the Trust for the issue or sale of shares of a Fund and any class thereof and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund and Class respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or Class. Any underlying assets of a Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or Class will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended November 30, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT
   The custodian of the assets of the Bond Fund, Mid Cap Fund, Real Estate Fund, Emerging Markets Fund and Income Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $22.25 for each designated daily dividend shareholder account and $17.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix Tax-Exempt Bond Portfolio

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
MUNICIPAL TAX-EXEMPT BONDS--97.9%

ALABAMA--3.0%
Alabama Special Care Facility 5%,
11/1/25.................................      AA+        $ 3,500   $   3,421,250

ALASKA--1.1%
Valdez Marine Terminal Revenue 7%,
12/1/25(d)..............................       AA          1,125       1,229,062
ARIZONA--0.9%
Pima County Pre-refunded 6.75%, 7/1/15
(FGIC Insured)..........................      AAA            460         499,100

Pima County Unrefunded 6.75%, 7/1/15
(FGIC Insured)..........................      AAA            540         583,200
                                                                   -------------
                                                                       1,082,300
                                                                   -------------

ARKANSAS--1.3%
Drew County Public Facilities Board
Series A-2 7.90%, 8/1/11 (FNMA
Collateralized).........................     Aaa(c)          255         275,827

Jacksonville Residential Housing Board
Series A-2 7.90%, 1/1/11 (FNMA
Collateralized).........................     Aaa(c)          443         476,505
Lonoke County Residential Housing
Facilities Board Series A-2 7.90%,
4/1/11 (FNMA Collateralized)............     Aaa(c)          447         493,512

Stuggart Public Facilities Board Series
A-2 7.90%, 9/1/11 (FNMA
Collateralized).........................     Aaa(c)          208         223,300
                                                                   -------------
                                                                       1,469,144
                                                                   -------------

CALIFORNIA--6.8%
California Housing Financing Agency
Series A 7.75%, 8/1/17..................      AA-            225         232,335

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
CALIFORNIA--CONTINUED

Pittsburg Redevelopment Series A 4.625%,
8/1/21 (AMBAC Insured)..................      AAA        $ 1,650   $   1,565,437

Riverside County Series B 8.625%, 5/1/16
(GNMA Collateralized)...................      AAA          4,300       5,923,250
                                                                   -------------
                                                                       7,721,022
                                                                   -------------
COLORADO--3.9%
Arapahoe County Capital Improvement
Series E Pre-refunded 6.90%, 8/31/15....     Aaa(c)        2,500       2,990,625

Jefferson County School District G.O.
Bond 6.50%, 12/15/07 (MBIA Insured).....      AAA          1,250       1,475,000
                                                                   -------------
                                                                       4,465,625
                                                                   -------------
CONNECTICUT--4.5%
Connecticut State Health and Educational
Facilities Authority Series B 5.125%,
7/1/07..................................      BBB          1,000       1,045,000

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Pre-refunded 144A 6.50%, 9/1/05(f)....      AAA            845         963,300

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Pre-refunded 144A 6.50%, 9/1/06(f)....      AAA            495         571,106

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Unrefunded 144A 6.50%, 9/1/05(f)......      BBB-           855         964,012

Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
A Unrefunded 144A 6.50%, 9/1/06(f)......      BBB-           505         576,331

                       See Notes to Financial Statements                       5

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
CONNECTICUT--CONTINUED
Mashantucket Western Pequot Tribe
Special Development Revenue Bond Series
B 144A 5.60%, 9/1/09(f).................     Baa(c)      $ 1,000   $   1,061,250
                                                                   -------------
                                                                       5,180,999
                                                                   -------------
FLORIDA--1.5%
Martin County Industrial Development
Revenue Bond Indiantown Cogeneration
Series A 7.875%, 12/15/25...............      BBB-         1,500       1,725,000

GEORGIA--5.6%
Atlanta Water and Sewer Revenue Bond
4.50%, 1/1/18 (FGIC Insured)............      AAA          2,250       2,120,625
Cartersville Development Authority
Revenue Bond 5.625%, 5/1/09.............       A+          2,000       2,167,500

Georgia Municipal Electric Authority
Power Revenue Bond Series Z 5.50%,
1/1/20 (FGIC Insured)...................      AAA          2,000       2,147,500
                                                                   -------------
                                                                       6,435,625
                                                                   -------------

ILLINOIS--5.7%
Chicago Board of Education Series A 6%,
1/1/20 (MBIA Insured)...................      AAA            500         568,750

Chicago Gas Supply Revenue Bond Series B
7.50%, 3/1/15...........................      AA-          1,000       1,056,250

Chicago O'Hare International Airport
Special Facility Revenue Bond 8.85%,
5/1/18..................................      BB+            855         943,706

Illinois Development Finance Authority
Pollution Control Revenue Bond Series B
7.60%, 9/1/13...........................       A+          2,000       2,117,500

Illinois Health Facilities Authority
Revenue Bond Series C 7%, 4/1/08 (FSA
Insured)................................      AAA          1,100       1,318,625

Illinois Housing Development Authority
Residential Mortgage Revenue Bond Series
A 7%, 8/1/17............................       A+            475         483,313
Metropolitan Pier & Exposition Authority
Revenue Bond Unrefunded 6.50%, 6/15/07
(FGIC Insured)..........................      AA-             30          33,450
                                                                   -------------
                                                                       6,521,594
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

INDIANA--3.0%
Indianapolis Public Local Improvement
Revenue Bond Series A 0%, 2/1/05........     Aa(c)       $ 1,765   $   1,367,875

Indianapolis Public Local Improvement
Revenue Bond Series C 0%, 1/1/03........      A(c)         2,500       2,118,750
                                                                   -------------
                                                                       3,486,625
                                                                   -------------

KENTUCKY--2.7%
Kentucky State Turnpike Authority
Economic Development Revenue Bond 0%,
1/1/10 (FGIC Insured)...................      AAA          3,300       2,013,000

Perry County Solid Waste Disposal
Revenue Bond 7%, 6/1/24.................       NR          1,000       1,085,000
                                                                   -------------
                                                                       3,098,000
                                                                   -------------

LOUISIANA--2.9%
St. Mary Public Transportation Financing
Authority Revenue Bond Series A 7.625%,
3/25/12.................................     Aaa(c)           51          54,445

St. Tammany Public Transportation
Financing Authority Revenue Bond Series
A 7%, 6/1/02 (FNMA Collateralized)......     Aaa(c)           88          91,556

St. Tammany Sales Tax Revenue Bond
4.70%, 4/1/09 (FGIC Insured)............      AAA          2,000       2,052,500

St. Tammany Sales Tax Revenue Bond
4.80%, 4/1/10 (FGIC Insured)............      AAA          1,105       1,136,769
                                                                   -------------
                                                                       3,335,270
                                                                   -------------

MARYLAND--0.5%
Baltimore G.O. Bond 7%, 10/15/09 (MBIA
Insured)................................      AAA            500         618,125

MASSACHUSETTS--1.8%
Massachusetts Bay Transportation
Authority Revenue Bond Series B 6.20%,
3/1/16..................................      AA-          1,000       1,171,250

Massachusetts State Industrial Financing
Agency Revenue Bond 0%, 8/1/05..........       A+          1,100         831,875
                                                                   -------------
                                                                       2,003,125
                                                                   -------------

6                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
MICHIGAN--3.0%
Western Townships Utilities Authority
Sewage Disposal System G.O. Bond 8.20%,
1/1/18..................................      BBB+       $ 1,500   $   1,535,250

Williamston Community School G.O. Bond
5.50%, 5/1/25 (MBIA Insured)............      AAA          1,725       1,878,094
                                                                   -------------
                                                                       3,413,344
                                                                   -------------

MISSISSIPPI--1.5%
Lowndes County Solid Waste Disposal &
Pollution Control Revenue Bond Series A
6.80%, 4/1/22...........................       A           1,450       1,772,625

NEBRASKA--1.2%
Nebraska Revenue Bond Jr Sub Lien Series
A-6 6.70%, 12/1/02 (Called 12/1/98).....     Aaa(c)        1,345       1,345,000

NEVADA--1.5%
Clark County School District G.O. Bond
Series B 0%, 6/1/03 (MBIA Insured)......      AAA          2,000       1,680,000
NEW JERSEY--2.4%
Atlantic City Improvement Authority
Lease Pre-refunded 8.875%, 2/1/10.......       NR          1,000       1,009,280

Camden County Municipal Utilities
Authority Sewer Revenue Bond 0%, 9/1/11
(FGIC Insured)..........................      AAA          3,000       1,687,500
                                                                   -------------
                                                                       2,696,780
                                                                   -------------

NEW YORK--7.3%
Erie County Water Authority Revenue Bond
0%, 12/1/17 (AMBAC Insured).............      AAA            550         140,894

New York State Dormitory Authority
Revenue Bond Series U Pre-refunded
6.375%, 7/1/08..........................      BBB+           575         636,094

Niagara Falls Bridge Commission Toll
Revenue Bond Series B 5.25%, 10/1/15
(FGIC Insured)(e).......................      AAA          4,000       4,250,000

Port Authority New York & New Jersey
Special Obligation Revenue Bond 6.75%,
10/1/11.................................       NR          3,000       3,363,750
                                                                   -------------
                                                                       8,390,738
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

NORTH CAROLINA--1.4%
North Carolina Municipal Power Agency
Revenue Bond 6%, 1/1/09 (AMBAC
Insured)................................      AAA        $ 1,385   $   1,561,588

PENNSYLVANIA--13.3%
Delaware Valley Regional Finance
Authority Revenue Bond Series B 5.70%,
7/1/27 (AMBAC Insured)..................      AAA          2,000       2,225,000

New Castle Area Hospital Authority
Revenue Bond Series A 6.50%,
11/15/09(b).............................      A(c)         1,000       1,060,000

Pennsylvania Economic Development
Financing Authority Recycling Revenue
Bond Series A 9.25%, 1/1/22(b)(g).......       NR          3,995       2,277,150

Pennsylvania Economic Development
Financing Authority Resource Recovery
Revenue Bond Series A 6.40%, 1/1/09.....      BBB-         5,000       5,287,500

Pennsylvania State Finance Authority
Revenue Bond 6.60%, 11/1/09.............       A           4,000       4,390,000
                                                                   -------------
                                                                      15,239,650
                                                                   -------------

TENNESSEE--1.5%
Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue Bond 6%,
12/1/16 (AMBAC Insured).................      AAA          1,500       1,700,625

TEXAS--9.0%
Alliance Airport Authority Special
Facilities Revenue Bond 7%, 12/1/11.....      BBB-         1,100       1,299,375

Austin Convention Center Revenue Bond
Series B 8.25%, 11/15/14................      AAA            930         992,533

Brazos River Authority Revenue Bond
Series A 7.625%, 5/1/19.................       A-          1,000       1,040,290

Colorado River Municipal Water Revenue
Bond Pre-refunded 8.25%, 1/1/15.........       NR            540         589,275

Hurst Euless Bedford Independant School
District G.O. Bond 4.75%, 8/15/28.......      AAA          2,000       1,912,500

San Antonio Electric & Gas Revenue Bond
5%, 2/1/12(e)...........................       AA          2,000       2,060,000

                       See Notes to Financial Statements                       7

Phoenix Tax-Exempt Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
TEXAS--CONTINUED
Texas State Public Finance Authority
Building Revenue Bond 6.25%, 8/1/09
(MBIA Insured)..........................      AAA        $ 1,250   $   1,439,063

Texas Water Resource Finance Authority
Revenue Bond 7.625%, 8/15/08............       A             890         912,099
                                                                   -------------
                                                                      10,245,135
                                                                   -------------

VIRGINIA--5.6%
Pittsylvania County Industrial
Development Authority Revenue Bond
Series A 7.30%, 1/1/04..................       NR          1,000       1,071,250

Pittsylvania County Industrial
Development Revenue Bond Series A 7.45%,
1/1/09..................................       NR          3,000       3,296,250

Upper Occoquan Sewer Authority Regional
Sewer Revenue Bond Series A 5.15%,
7/1/20 (MBIA Insured)...................      AAA          2,000       2,072,500
                                                                   -------------
                                                                       6,440,000
                                                                   -------------

WEST VIRGINIA--2.8%
Upshur County Solid Waste Disposal
Revenue Bond 7%, 7/15/25................       NR          2,000       2,182,500
West Virginia State Housing Development
Fund Revenue Bond 6.625%, 7/1/20 (FHA
Insured)................................       AA          1,000       1,000,290
                                                                   -------------
                                                                       3,182,790
                                                                   -------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

WISCONSIN--0.8%
Wisconsin State Clean Water Revenue Bond
Series 1 6.875%, 6/1/11.................      AA+        $   750   $     916,875

OTHER TERRITORIES--1.4%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Bond
Series V 6.625%, 7/1/12.................       A           1,500       1,642,500
- --------------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $103,837,658)                                       112,020,416
- --------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.9%
(IDENTIFIED COST $103,837,658)                                       112,020,416
- --------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--1.1%

COMMERCIAL PAPER--1.1%
Ford Motor Credit Co. 4.84%, 12/4/98....      A-1          1,250       1,249,496
- --------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,249,496)                                           1,249,496
- --------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.0%
(IDENTIFIED COST $105,087,154)                                        113,269,912(a)
Cash and receivables, less liabilities--1.0%                            1,101,677
                                                                   --------------
NET ASSETS--100.0%                                                 $  114,371,589
                                                                   --------------
                                                                   --------------

(a) Federal Income Tax Information: Net appreciation of investment securities is comprised of gross appreciation of $10,143,099 and gross depreciation of $1,894,092 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purpose was $105,020,905.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d)  Variable security; interest rate reflects the rate currently in effect.
(e)  All or a portion segregated as collateral.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $4,135,999 or 3.6% of net assets.
(g)  Security in default.

At November 30, 1998, 37.3% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows:
FGIC, 14.6%

8                      See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $105,087,154)                                   $  113,269,912
Cash                                                                       90,283
Receivables
  Fund shares sold                                                          1,921
  Interest                                                              1,877,543
                                                                   --------------
    Total assets                                                      115,239,659
                                                                   --------------
LIABILITIES
Payables
  Variation margin for futures contracts                                   10,000
  Dividend distributions                                                  114,135
  Fund shares repurchased                                                 572,959
  Investment advisory fee                                                  42,388
  Distribution fee                                                         28,161
  Financial agent fee                                                      11,140
  Transfer agent fee                                                        7,061
  Trustees' fee                                                             5,514
Accrued expenses                                                           76,712
                                                                   --------------
    Total liabilities                                                     868,070
                                                                   --------------
NET ASSETS                                                         $  114,371,589
                                                                   --------------
                                                                   --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  106,684,614
Distributions in excess of net investment income                         (114,135)
Accumulated net realized loss                                            (352,089)
Net unrealized appreciation                                             8,153,199
                                                                   --------------
NET ASSETS                                                         $  114,371,589
                                                                   --------------
                                                                   --------------

CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $107,370,966)                     9,581,538
Net asset value per share                                                  $11.21
Offering price per share $11.21/(1-4.75%)                                  $11.77

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,000,623)                         622,243
Net asset value and offering price per share                               $11.25

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                           $    6,943,511
                                                                   --------------
    Total investment income                                             6,943,511
                                                                   --------------

EXPENSES
Investment advisory fee                                                   544,278
Distribution fee, Class A                                                 286,241
Distribution fee, Class B                                                  64,542
Financial agent fee                                                       102,535
Transfer agent                                                             84,634
Professional                                                               45,738
Registration                                                               29,072
Trustees                                                                   21,706
Printing                                                                   18,949
Custodian                                                                  14,688
Miscellaneous                                                               5,739
                                                                   --------------
    Total expenses                                                      1,218,122
                                                                   --------------
NET INVESTMENT INCOME                                                   5,725,389
                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                           (18,863)
Net realized loss on futures contracts                                   (390,703)
Net change in unrealized appreciation on investments                    1,555,273
                                                                   --------------
NET REALIZED GAIN ON INVESTMENTS                                        1,145,707
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    6,871,096
                                                                   --------------
                                                                   --------------

                       See Notes to Financial Statements                       9

Phoenix Tax-Exempt Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   5,725,389    $   7,025,130
  Net realized gain (loss)                               (409,566)         175,101
  Net change in unrealized appreciation                 1,555,273          420,432
                                                    --------------   --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                          6,871,096        7,620,663
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                       (5,342,324)      (6,755,466)
  Net investment income, Class B                         (259,422)        (233,919)
  Net realized gains, Class A                             (96,887)      (1,898,761)
  Net realized gains, Class B                              (4,637)         (65,944)
  In excess of net investment income, Class A            (566,555)          (5,836)
  In excess of net investment income, Class B             (27,512)            (202)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (6,297,337)      (8,960,128)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (3,799,813 and
    5,119,900 shares, respectively)                    42,705,753       56,427,974
  Net asset value of shares issued from
    reinvestment of distributions
    (286,921 and 458,029 shares, respectively)          3,230,781        5,044,059
  Cost of shares repurchased (5,491,445 and
    6,702,201 shares, respectively)                   (61,903,573)     (73,960,582)
                                                    --------------   --------------
Total                                                 (15,967,039)     (12,488,549)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (259,511 and
    200,165 shares, respectively)                       2,940,057        2,212,684
  Net asset value of shares issued from
    reinvestment of distributions
    (12,310 and 15,780 shares, respectively)              139,134          174,441
  Cost of shares repurchased (166,434 and 119,828
    shares, respectively)                              (1,874,018)      (1,319,055)
                                                    --------------   --------------
Total                                                   1,205,173        1,068,070
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS      (14,761,866)     (11,420,479)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                          (14,188,107)     (12,759,944)
                                                    --------------   --------------
NET ASSETS
  Beginning of period                                 128,559,696      141,319,640
                                                    --------------   --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF ($114,135) AND
    ($123,643), RESPECTIVELY)                       $ 114,371,589    $ 128,559,696
                                                    --------------   --------------
                                                    --------------   --------------

10                     See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                       ------------------------------------------------------------------
                                                             YEAR ENDED NOVEMBER 30
                                       ------------------------------------------------------------------
                                             1998          1997          1996          1995          1994
Net asset value, beginning of period   $    11.17    $    11.28    $    11.40    $    10.09    $    11.58
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.57          0.59          0.60          0.61          0.65
  Net realized and unrealized gain
    (loss)                                   0.20          0.05         (0.12)         1.34         (1.49)
                                       ----------         -----         -----         -----         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.77          0.64          0.48          1.95         (0.84)
                                       ----------         -----         -----         -----         -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.53)        (0.59)        (0.60)        (0.61)        (0.65)
  Dividends in excess of net
    investment income                       (0.11)           --            --            --            --
  Dividends from net realized gains         (0.09)        (0.16)           --         (0.03)           --
                                       ----------         -----         -----         -----         -----
      TOTAL DISTRIBUTIONS                   (0.73)        (0.75)        (0.60)        (0.64)        (0.65)
                                       ----------         -----         -----         -----         -----
Change in net asset value                    0.04         (0.11)        (0.12)         1.31         (1.49)
                                       ----------         -----         -----         -----         -----
NET ASSET VALUE, END OF PERIOD         $    11.21    $    11.17    $    11.28    $    11.40    $    10.09
                                       ----------         -----         -----         -----         -----
                                       ----------         -----         -----         -----         -----
Total return(1)                              5.75%         6.04%         4.30%        19.87%        (7.55)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                          $107,371      $122,763      $136,558      $147,821      $141,623
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         0.97%         0.96%         0.94%         0.97%         0.96%
  Net investment income                      4.77%         5.36%         5.42%         5.65%         5.65%
Portfolio turnover                             14%           15%           27%           25%           54%

                                                                     CLASS B
                                       --------------------------------------------------------------------
                                                                                                   FROM
                                                      YEAR ENDED NOVEMBER 30                    INCEPTION
                                       ----------------------------------------------------     3/16/94 TO
                                             1998          1997          1996          1995      11/30/94
Net asset value, beginning of period   $    11.22    $    11.32    $    11.44    $    10.12    $      11.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.48          0.50          0.52          0.53            0.39
  Net realized and unrealized gain
    (loss)                                   0.19          0.06         (0.12)         1.35           (1.09)
                                            -----         -----         -----         -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.67          0.56          0.40          1.88           (0.70)
                                            -----         -----         -----         -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.45)        (0.50)        (0.52)        (0.53)          (0.39)
  Dividends in excess of net
    investment income                       (0.10)           --            --            --              --
  Dividends from net realized gains         (0.09)        (0.16)           --         (0.03)             --
                                            -----         -----         -----         -----           -----
      TOTAL DISTRIBUTIONS                   (0.64)        (0.66)        (0.52)        (0.56)          (0.39)
                                            -----         -----         -----         -----           -----
Change in net asset value                    0.03         (0.10)        (0.12)         1.32           (1.09)
                                            -----         -----         -----         -----           -----
NET ASSET VALUE, END OF PERIOD         $    11.25    $    11.22    $    11.32    $    11.44    $      10.12
                                            -----         -----         -----         -----           -----
                                            -----         -----         -----         -----           -----
Total return(1)                              4.97%         5.13%         3.60%        19.07%          (6.42)%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                            $7,001        $5,797        $4,762        $3,142          $1,147
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.69%         1.71%         1.69%         1.72%           1.54%(2)
  Net investment income                      3.98%         4.60%         4.68%         4.90%           5.07%(2)
Portfolio turnover                             14%           15%           27%           25%             54%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.

                       See Notes to Financial Statements                      11

Phoenix Mid Cap Portfolio

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                      SHARES        VALUE
                                                     --------   -------------
COMMON STOCKS--95.0%
BANKS (MAJOR REGIONAL)--7.6%
AmSouth Bancorporation..................              142,240   $   6,009,640
Comerica, Inc...........................              133,550       8,613,975
Northern Trust Corp.....................               97,500       7,873,125
                                                                -------------
                                                                   22,496,740
                                                                -------------
BEVERAGES (ALCOHOLIC)--1.7%
Coors (Adolph) Co. Class B..............              103,000       5,124,250
BEVERAGES-SOFT DRINK--1.0%
Whitman Corp............................              127,350       2,881,294
BROADCASTING (TELEVISION, RADIO & CABLE)--2.3%
Chancellor Media Corp.(b)...............              179,070       6,748,701
COMPUTERS (HARDWARE)--1.7%
International Business Machines Corp....               30,000       4,950,000
COMPUTERS (NETWORKING)--5.0%
Ascend Communications, Inc.(b)..........              183,000      10,282,312
Network Appliance, Inc..................               59,530       4,472,191
                                                                -------------
                                                                   14,754,503
                                                                -------------
COMPUTERS (SOFTWARE & SERVICES)--16.1%
America Online, Inc.(b).................              100,000       8,756,250
BMC Software, Inc.(b)...................              141,080       7,203,897
Computer Horizons Corp.(b)..............              167,830       3,776,175
Compuware Corp.(b)......................              144,200       8,976,450
Documentum, Inc.(b).....................               92,950       3,909,709
Legato Systems, Inc.(b).................               59,800       2,859,187
Microsoft Corp.(b)......................               35,000       4,270,000
VERITAS Software Corp.(b)...............              129,610       7,744,197
                                                                -------------
                                                                   47,495,865
                                                                -------------

                                                      SHARES        VALUE
                                                     --------   -------------
ELECTRONICS (INSTRUMENTATION)--1.9%
Micron Electronics, Inc.(b).............              245,450   $   5,583,987
ELECTRONICS (SEMICONDUCTORS)--7.6%
Advance Micro Devices, Inc.(b)..........              165,900       4,593,356
Micron Technology, Inc.(b)..............              180,140       7,442,034
Xilinx, Inc.(b).........................              205,740      10,441,305
                                                                -------------
                                                                   22,476,695
                                                                -------------
ENTERTAINMENT--2.2%
SFX Entertainment, Inc. Class A(b)......              127,210       6,376,401
FINANCIAL (DIVERSIFIED)--1.4%
Providian Financial Corp................               43,960       4,036,078
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--7.7%
McKesson Corp...........................               97,520       6,942,205
MedImmune, Inc.(b)......................               85,000       5,684,375
Mylan Laboratories, Inc.................              247,100       8,200,631
Warner-Lambert Co.......................               25,000       1,887,500
                                                                -------------
                                                                   22,714,711
                                                                -------------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.2%
Health Management Associates, Inc. Class
A(b)....................................              169,440       3,674,730
HEALTH CARE (LONG TERM CARE)--1.6%
Omnicare, Inc...........................              170,150       4,870,544
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.3%
Ocular Sciences, Inc.(b)................              164,660       3,704,850
HOUSEHOLD FURNITURE & APPLIANCES--2.6%
Maytag Corp.............................              143,730       7,779,386
INSURANCE (LIFE/HEALTH)--1.6%
Annuity and Life Re (Holdings), Ltd.....              182,610       4,633,729
INSURANCE (PROPERTY, CASUALTY, & TITLE)--0.9%
Progressive Corp. (The).................               17,270       2,562,436

14                     See Notes to Financial Statements

Phoenix Mid Cap Portfolio

                                                      SHARES        VALUE
                                                     --------   -------------
MANUFACTURING (DIVERSIFIED)--1.5%
Tyco International Ltd..................               65,539   $   4,313,285
OFFICE EQUIPMENT & SUPPLIES--1.3%
Miller (Herman), Inc....................              181,150       3,849,438
OIL (DOMESTIC INTEGRATED)--2.4%
USX-Marathon Group......................              253,230       7,185,401
OIL & GAS (DRILLING & EQUIPMENT)--1.6%
Cooper Cameron Corp.(b).................              100,000       2,437,500
Smith International, Inc.(b)............              100,000       2,412,500
                                                                -------------
                                                                    4,850,000
                                                                -------------
RETAIL (COMPUTERS & ELECTRONICS)--1.1%
Tandy Corp..............................               75,000       3,379,688
RETAIL (DISCOUNTERS)--5.2%
Dollar Tree Stores, Inc.(b).............              165,540       7,511,378
Kmart Corp.(b)..........................              507,350       7,737,088
                                                                -------------
                                                                   15,248,466
                                                                -------------
RETAIL (SPECIALTY)--2.3%
Staples, Inc.(b)........................              192,470       6,724,421
RETAIL (SPECIALTY-APPAREL)--2.3%
TJX Companies, Inc. (The)...............              268,000       6,867,500
SERVICES (ADVERTISING/MARKETING)--3.6%
Outdoor Systems, Inc.(b)................              388,100      10,478,700
SERVICES (COMMERCIAL & CONSUMER)--3.8%
Administaff, Inc.(b)....................              114,620       3,101,904
Gemstar International Group, Ltd.(b)....              132,720       8,062,740
                                                                -------------
                                                                   11,164,644
                                                                -------------
TELECOMMUNICATIONS-CELLULAR--1.0%
Crown Castle International Corp.(b).....              223,200       2,999,250
WASTE MANAGEMENT--3.5%
Republic Services, Inc. Class A(b)......              378,560       7,050,680
Waste Management, Inc...................               74,300       3,185,613
                                                                -------------
                                                                   10,236,293
                                                                -------------
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $264,544,067)                                    280,161,986
- -----------------------------------------------------------------------------

                                                      SHARES        VALUE
                                                     --------   -------------
FOREIGN COMMON STOCKS--2.1%
ELECTRONICS (SEMICONDUCTORS)--2.1%
PMC-Sierra, Inc. (Canada)(b)............              112,530   $   6,062,554
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,547,950)                                        6,062,554
- -----------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.1%

S & P Mid Cap 400 Depositary Receipts...               50,000       3,350,000
- -----------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $3,359,755)                                        3,350,000
- -----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.2%
(IDENTIFIED COST $272,451,772)                                    289,574,540
- -----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)
                                          ------------   -------
SHORT-TERM OBLIGATIONS--3.7%
COMMERCIAL PAPER--3.7%
Shell Oil Co. 5.30%, 12/1/98............      A-1+       $   230         230,000
Colgate-Palmolive Co. 5%, 12/17/98......      A-1          2,810       2,803,755
Greenwich Funding Corp. 5.20%, 1/4/99...      A-1+         2,000       1,984,612
Lexington Parker Capital LLC 5.31%,
1/13/99.................................      A-1          5,000       4,958,774
Minnesota Mining & Manufacturing Co.
4.95%, 1/21/99..........................      A-1+         1,000         989,194
                                                                   -------------
                                                                      10,966,335
                                                                   -------------
- --------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $10,985,209)                                         10,966,335
- --------------------------------------------------------------------------------

TOTAL INVESTMENTS--101.9%
(IDENTIFIED COST $283,436,981)                                       300,540,875(a)
Cash and receivables, less liabilities--(1.9%)                        (5,527,136)
                                                                  --------------
NET ASSETS--100.0%                                                $  295,013,739
                                                                  --------------
                                                                  --------------

(a) Federal Income Tax Information: Net appreciation of investment securities is comprised of gross appreciation of $34,646,500 and gross depreciation of $17,704,670 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $283,599,045.
(b)  Non-income producing.

                       See Notes to Financial Statements                      15

Phoenix Mid Cap Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $283,436,981)                                    $  300,540,875
Short term investments held as collateral for loaned securities          6,957,460
Cash                                                                         4,041
Receivables
  Investment securities sold                                             4,594,014
  Interest and dividends                                                   135,550
  Fund shares sold                                                         137,059
                                                                    --------------
    Total assets                                                       312,368,999
                                                                    --------------

LIABILITIES
Payables
  Investment securities purchased                                        9,462,426
  Fund shares repurchased                                                  463,703
  Collateral on securities loaned                                        6,957,460
  Investment advisory fee                                                  182,048
  Distribution fee                                                          70,354
  Transfer agent fee                                                        66,642
  Financial agent fee                                                       19,739
  Trustees' fee                                                              5,514
Accrued expenses                                                           127,374
                                                                    --------------
    Total liabilities                                                   17,355,260
                                                                    --------------
NET ASSETS                                                          $  295,013,739
                                                                    --------------
                                                                    --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $  216,741,954
Accumulated net realized gain                                           61,167,891
Net unrealized appreciation                                             17,103,894
                                                                    --------------
NET ASSETS                                                          $  295,013,739
                                                                    --------------
                                                                    --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization (Net Assets $279,326,040)                               14,035,651
Net asset value per share                                                   $19.90
Offering price per share $19.90/(1-4.75%)                                   $20.89
CLASS B
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization (Net Assets $15,687,699)                                   817,833
Net asset value and offering price per share                                $19.18

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                            $    2,655,076
Dividends                                                                1,154,346
Security lending                                                           141,922
Foreign tax withheld                                                          (562)
                                                                    --------------
    Total investment income                                              3,950,782
                                                                    --------------

EXPENSES
Investment advisory fee                                                  2,476,987
Distribution fee, Class A                                                  783,434
Distribution fee, Class B                                                  168,938
Financial agent fee                                                        198,734
Transfer agent                                                             563,414
Printing                                                                    80,377
Professional                                                                42,675
Registration                                                                41,007
Custodian                                                                   35,510
Trustees                                                                    21,986
Miscellaneous                                                                5,244
                                                                    --------------
    Total expenses                                                       4,418,306
                                                                    --------------
NET INVESTMENT LOSS                                                       (467,524)
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         61,746,081
Net change in unrealized appreciation (depreciation) on
  investments                                                          (38,514,321)
                                                                    --------------
NET GAIN ON INVESTMENTS                                                 23,231,760
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   22,764,236
                                                                    --------------
                                                                    --------------

16                     See Notes to Financial Statements

Phoenix Mid Cap Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment loss                               $    (467,524)   $    (450,831)
  Net realized gain                                    61,746,081       36,321,860
  Net change in unrealized appreciation
    (depreciation)                                    (38,514,321)      (8,036,315)
                                                    --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     22,764,236       27,834,714
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                         (33,084,355)     (51,980,339)
  Net realized gains, Class B                          (1,776,186)      (2,025,912)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                      (34,860,541)     (54,006,251)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,824,332 and
    2,046,000 shares, respectively)                    55,807,991       41,010,257
  Net asset value of shares issued from
    reinvestment of distributions
    (1,780,474 and 2,624,028 shares, respectively)     32,263,501       49,101,364
  Cost of shares repurchased (8,014,004 and
    8,074,195 shares, respectively)                  (157,423,669)    (156,230,117)
                                                    --------------   --------------
Total                                                 (69,352,177)     (66,118,496)
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (92,246 and
    229,655 shares, respectively)                       1,729,101        4,456,304
  Net asset value of shares issued from
    reinvestment of distributions
    (96,993 and 102,293 shares, respectively)           1,705,266        1,877,087
  Cost of shares repurchased (295,559 and 234,195
    shares, respectively)                              (5,608,396)      (4,479,411)
                                                    --------------   --------------
Total                                                  (2,174,029)       1,853,980
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS      (71,526,206)     (64,264,516)
                                                    --------------   --------------
  NET DECREASE IN NET ASSETS                          (83,622,511)     (90,436,053)
NET ASSETS
  Beginning of period                                 378,636,250      469,072,303
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)   $ 295,013,739    $ 378,636,250
                                                    --------------   --------------
                                                    --------------   --------------

                       See Notes to Financial Statements                      17

Phoenix Mid Cap Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                        --------------------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30
                                        --------------------------------------------------------------------------
                                                   1998          1997           1996           1995           1994
Net asset value, beginning of period      $       20.64    $    21.65     $    22.03     $    18.03     $    18.70
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                     0.01         (0.02)(1)      (0.03)(1)       0.05(1)        0.11
  Net realized and unrealized gain                 1.18          1.52           2.53           4.74           0.10
                                                -------         -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                                 1.19          1.50           2.50           4.79           0.21
                                                -------         -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                           --            --             --          (0.06)         (0.10)
  Dividends from net realized gains               (1.93)        (2.51)         (2.88)         (0.73)         (0.78)
                                                -------         -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                         (1.93)        (2.51)         (2.88)         (0.79)         (0.88)
                                                -------         -----          -----          -----          -----
Change in net asset value                         (0.74)        (1.01)         (0.38)          4.00          (0.67)
                                                -------         -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD            $       19.90    $    20.64     $    21.65     $    22.03     $    18.03
                                                -------         -----          -----          -----          -----
                                                -------         -----          -----          -----          -----
Total return(2)                                    6.64%         8.12%         13.52%         27.87%          1.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                  $279,326      $360,053       $451,474       $487,674       $419,760

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.30%         1.33%          1.35%          1.42%          1.36%
  Net investment income (loss)                    (0.10)%       (0.08)%        (0.17)%         0.28%          0.59%
Portfolio turnover                                  379%          161%           242%           218%           227%

                                                                            CLASS B
                                        --------------------------------------------------------------------------------
                                                                                                              FROM
                                                           YEAR ENDED NOVEMBER 30                           INCEPTION
                                        ------------------------------------------------------------       7/18/94 TO
                                                   1998           1997           1996           1995        11/30/94
Net asset value, beginning of period      $       20.11     $    21.30     $    21.85     $    17.97       $       17.68
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    (0.18)         (0.16)(1)      (0.18)(1)      (0.12)(1)           (0.01)
  Net realized and unrealized gain                 1.18           1.47           2.51           4.75                0.30
                                                 ------          -----          -----          -----               -----
      TOTAL FROM INVESTMENT
        OPERATIONS                                 1.00           1.31           2.33           4.63                0.29
                                                 ------          -----          -----          -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                           --             --             --          (0.02)                 --
  Dividends from net realized gains               (1.93)         (2.50)         (2.88)         (0.73)                 --
                                                 ------          -----          -----          -----               -----
      TOTAL DISTRIBUTIONS                         (1.93)         (2.50)         (2.88)         (0.75)                 --
                                                 ------          -----          -----          -----               -----
Change in net asset value                         (0.93)         (1.19)         (0.55)          3.88                0.29
                                                 ------          -----          -----          -----               -----
NET ASSET VALUE, END OF PERIOD            $       19.18     $    20.11     $    21.30     $    21.85       $       17.97
                                                 ------          -----          -----          -----               -----
                                                 ------          -----          -----          -----               -----
Total return(2)                                    5.80%          7.27%         12.75%         26.92%               1.64%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                   $15,688        $18,583        $17,599        $10,908              $1,519

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               2.04%          2.08%          2.11%          2.18%               2.05%(3)
  Net investment income (loss)                    (0.85)%        (0.85)%        (0.92)%        (0.58)%             (0.23)%(3)
Portfolio turnover                                  379%           161%           242%           218%                227%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

18
                       See Notes to Financial Statements

 Phoenix International Portfolio

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                   SHARES          VALUE
                                                 -----------   -------------

FOREIGN COMMON STOCKS--96.9%

AUSTRALIA--1.1%
Australian Gas Light Co., Ltd. (Oil
(International Integrated)).........                 135,000   $   1,005,159

QBE Insurance Group Ltd. (Insurance
(Property-Casualty))................                 250,000       1,078,393
                                                               -------------
                                                                   2,083,552
                                                               -------------
BRAZIL--1.3%
Tele Centro Sul Participacoes SA ADR
(Telephone)(b)......................                   6,500         370,906
Tele Norte Leste Participacoes SA
ADR (Telephone)(b)..................                  26,000         442,000

Tele Sudeste Celular Participacoes
SA ADR (Telecommunications
(Cellular/Wireless))(b).............                  13,000         351,000

Telecomunicacoes Brasileiras SA
Sponsored ADR (Telephone)...........                  13,900       1,317,894
                                                               -------------
                                                                   2,481,800
                                                               -------------

DENMARK--0.5%
Tele Danmark A/S (Telecommunications
(Cellular/ Wireless))...............                   8,200         918,477

FINLAND--2.3%
Nokia Oyj Class A
(Telecommunications (Cellular/
Wireless))..........................                  27,500       2,700,918

                                                   SHARES          VALUE
                                                 -----------   -------------
FINLAND--CONTINUED

Raisio Group PLC (Foods)............                 129,900   $   1,687,614
                                                               -------------
                                                                   4,388,532
                                                               -------------

FRANCE--9.7%
Alcatel (Telecommunications
(Cellular/Wireless))................                  12,300       1,630,975
Alstom (Machinery (Diversified))....                  58,750       1,378,828
Axa (Insurance (Multi-Line))........                  16,931       2,194,291
Cap Gemini SA (Computers (Software &
Services))..........................                   5,480         803,948
Castorama Dubois (Retail (Building
Supplies))..........................                   4,800         973,337
Coflexip SA (Oil & Gas (Drilling &
Equipment)).........................                  10,800         791,831
Compagnie Financiere de Paribas
(Investment Banking/Brokerage)......                  21,600       1,931,017
Elf Aquitaine SA (Oil (International
Integrated))........................                  12,000       1,500,209
Galeries Lafayette (Retail
(Department Stores))................                   1,390       1,588,233
Groupe Danone (Foods)...............                   6,100       1,785,510
Pechiney SA Class A (Aluminum)......                  51,600       1,723,272
Pinault-Printemps-Redoute SA (Retail
(Department Stores))................                   6,250       1,068,996
Rhodia SA (Chemicals
(Specialty))(b).....................                  61,000         957,829
                                                               -------------
                                                                  18,328,276
                                                               -------------

GERMANY--8.6%
Adidas-Salomon AG (Textiles
(Apparel))..........................                   8,050         880,807
Bayerische Motoren Werke AG
(Automobiles).......................                   1,600       1,239,665
Bayerische Motoren Werke AG New
(Automobiles)(b)....................                     479         362,626
DaimlerChrysler AG
(Automobiles)(b)....................                  33,685       3,237,448
Deutsche Bank AG (Banks (Money
Center))............................                  29,200       1,808,183
Hoechst AG (Chemicals)..............                  44,000       1,894,510

                       See Notes to Financial Statements                      23

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
GERMANY--CONTINUED
Mannesmann AG (Machinery
(Diversified))......................                  23,000   $   2,496,185
Metro AG (Retail (Department
Stores))............................                  13,100         822,827
Muenchener
Rueckversicherungs-Gesellschaft AG
(Insurance (Reinsurance))...........                   4,576       2,111,026
RWE AG (Oil (International
Integrated))........................                  26,800       1,429,731
                                                               -------------
                                                                  16,283,008
                                                               -------------

GREECE--0.3%
Alpha Credit Bank (Banks (Major
Regional))..........................                   5,000         475,804

HONG KONG--1.3%
Henderson China Holding Ltd. (Real
Estate Development).................                     780             355

Hong Kong Electric Holdings Ltd.
(Electric Companies)................                 375,000       1,247,094

Swire Pacific Ltd. Class B
(Diversified Miscellaneous)(b)......               1,800,000       1,266,951
                                                               -------------
                                                                   2,514,400
                                                               -------------

HUNGARY--0.6%
Magyar Tavkozlesi Rt. Sponsored ADR
(Telecommunications (Long
Distance))..........................                  40,700       1,111,619

INDONESIA--0.4%
PT Indosat (Telecommunications
(Cellular/Wireless))................                 186,000         268,039
PT Indosat ADR (Telecommunications
(Cellular/ Wireless))...............                  38,000         532,000
                                                               -------------
                                                                     800,039
                                                               -------------
ITALY--4.6%
Istituto Bancario San Paolo di
Torino (Banks (Money Center)).......                 145,464       2,393,772

Mediolanum SPA (Insurance
(Life/Health))......................                 305,000       1,840,038
Telecom Italia Mobile SPA
(Telecommunications
(Cellular/Wireless))................                 365,000       2,398,232
Telecom Italia SPA (Communications
Equipment)..........................                 255,000       2,072,260
                                                               -------------
                                                                   8,704,302
                                                               -------------

JAPAN--17.1%
77 Bank Ltd. (The) (Banks (Major
Regional))..........................                 154,000       1,437,016

                                                   SHARES          VALUE
                                                 -----------   -------------
JAPAN--CONTINUED
Canon, Inc. (Office Equipment &
Supplies)...........................                  72,000   $   1,593,231
Dai Nippon Printing Co., Ltd.
(Specialty Printing)................                 102,000       1,481,207
Fuji Photo Film Co.
(Photography/Imaging)...............                  44,000       1,646,599
Hitachi Credit Corp. (Consumer
Finance)............................                  98,000       1,829,726
Ito-Yokado Co., Ltd. (Retail
(General Merchandise))..............                  30,000       1,835,340
Kao Corp. (Personal Care)...........                 100,000       1,895,541
Kawasumi Laboratories, Inc. (Health
Care (Medical Products &
Supplies))..........................                  79,000       1,349,658

Kirin Beverage Corp. (Beverages
(Non-Alcoholic))....................                  68,000       1,228,115
Mabuchi Motor Co., Ltd. (Electronics
(Component Distributors))...........                  24,000       1,767,003

Nippon COMSYS Corp. (Communications
Equipment)..........................                 120,000       1,534,656

Nippon Telegraph & Telephone Corp.
(Telephone).........................                   1,500       1,122,681
Rinnai Corp. (Building Materials)...                  87,000       1,468,638
Rohm Co., Ltd (Electronics
(Semiconductors))...................                  17,000       1,438,333
Sanwa Bank Ltd. (The) (Banks (Money
Center))............................                 226,000       2,050,032
Secom Co., Ltd. (Services
(Commercial & Consumer))............                  30,000       2,223,397

Shin-Etsu Chemical Co., Ltd.
(Chemicals).........................                 101,000       2,259,599
Suzuki Motor Corp. (Automobiles)....                 180,000       2,064,757
Takeda Chemical Industries (Health
Care (Drugs-Major
Pharmaceuticals))...................                  63,000       2,126,993
                                                               -------------
                                                                  32,352,522
                                                               -------------

MALAYSIA--0.2%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic))(c)..........                 125,000         254,934

Malaysian Oxygen Berhad
(Chemicals)(c)......................                  85,000         136,075
                                                               -------------
                                                                     391,009
                                                               -------------

MEXICO--1.3%
Cemex SA de C.V. Class B (Building
Materials)..........................                 142,500         419,976
Cemex SA de C.V. CPO (Building
Materials)..........................                   4,275          10,357

24                     See Notes to Financial Statements

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
MEXICO--CONTINUED
Telefonos de Mexico SA Sponsored ADR
Class L (Telephone).................                  43,800   $   2,039,437
                                                               -------------
                                                                   2,469,770
                                                               -------------

NETHERLANDS--7.2%
AKZO Nobel NV (Chemicals)...........                  39,700       1,632,494
ASM Lithography Holding NV
(Electronics (Semiconductors))(b)...                  56,100       1,638,940
Fortis Amev NV (Insurance
(Multi-Line)).......................                  20,000       1,473,843
Getronics NV (Computers (Software &
Services))..........................                  43,700       1,916,164
Koninklijke Ahold NV (Foods)........                  52,900       1,839,561
Koninklijke KPN NV
(Telecommunications (Cellular/
Wireless))..........................                  27,000       1,168,322

Royal Dutch Petroleum Co. (Oil
(International Integrated)).........                  42,500       2,041,876

Verenigde Nederlandse
Uitgeversbedrijven NV
(Publishing)........................                  53,400       1,840,143
                                                               -------------
                                                                  13,551,343
                                                               -------------

NEW ZEALAND--0.2%
Telecom Corporation of New Zealand
Ltd. (Telecommunications
(Cellular/Wireless))................                  80,000         341,918
PHILIPPINES--0.5%
Ayala Land, Inc. (Real Estate
Development)........................               1,250,000         388,641
Philippine Long Distance Telephone
Co. Sponsored ADR (Telephone).......                  18,000         472,500
                                                               -------------
                                                                     861,141
                                                               -------------

SINGAPORE--0.8%
Rothmans Industries Ltd.
(Tobacco)...........................                 150,000         856,112
United Overseas Bank Ltd. (Banks
(Money Center)).....................                 105,000         608,842
                                                               -------------
                                                                   1,464,954
                                                               -------------

SOUTH AFRICA--0.2%
Liberty Life Association of Africa
(Insurance (Life/ Health))..........                  26,000         444,605

                                                   SHARES          VALUE
                                                 -----------   -------------

SPAIN--3.1%
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks
(Major Regional))...................                  71,400   $   1,667,389

Banco Popular Espanol SA (Banks
(Major Regional))...................                  21,700       1,598,693

Banco Santander SA (Banks (Money
Center))............................                   1,684          34,527
Telefonica SA (Telephone)...........                  55,900       2,634,153
                                                               -------------
                                                                   5,934,762
                                                               -------------

SWEDEN--5.6%
AssiDoman AB (Paper & Forest
Products)...........................                  59,000       1,032,727
Astra AB Class A (Health Care
(Drugs-Major Pharmaceuticals))......                 103,100       1,893,609

ForeningsSparbanken AB (Banks (Major
Regional))..........................                  48,000       1,349,029
Mandamus AB (Real Estate
Development)(b).....................                   2,400          12,721
Skandia Forsakrings AB (Insurance
(Multi-Line)).......................                 134,000       1,907,797
Svenska Handlesbanken Class A (Banks
(Major Regional))...................                  32,900       1,330,194

Telefonaktiebolaget LM Ericsson
Class B (Telecommunications
(Cellular/Wireless))................                  70,000       1,950,077

Volvo AB Class B (Automobiles)......                  50,000       1,164,869
                                                               -------------
                                                                  10,641,023
                                                               -------------

SWITZERLAND--8.1%
Nestle AG (Foods)...................                     830       1,729,801
Novartis AG Registered Shares
(Health Care (Drugs-Major
Pharmaceuticals))...................                   2,540       4,782,499

Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))......                     150       1,767,889

Schweizerische
Lebensversicherungs-und
Rentenanstalt Bearer (Insurance
(Life/Health))......................                   2,060       1,444,897

Schweizerische
Rueckersicherungs-Gesellschaft
Registered (Insurance
(Reinsurance))......................                     430       1,090,227

UBS AG (Banks (Money Center)).......                   5,900       1,780,825

                       See Notes to Financial Statements                      25

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
SWITZERLAND--CONTINUED
Zurich Allied AG (Insurance
(Multi-Line)).......................                   3,670   $   2,629,548
                                                               -------------
                                                                  15,225,686
                                                               -------------

TAIWAN--0.2%
Standard Foods Taiwan Ltd. GDR
(Foods).............................                  27,000         307,125

UNITED KINGDOM--21.7%
3I Group PLC (Investment
Banking/Brokerage)..................                  67,000         630,364
Bank of Scotland (Banks (Money
Center))............................                 100,000       1,105,903
Barclays PLC (Banks (Money
Center))............................                  45,000       1,021,309
Bass PLC (Beverages (Alcoholic))....                  45,000         620,956
Berkeley Group PLC (The) (Real
Estate Development).................                  55,000         443,929

BG PLC (Oil & Gas (Exploration &
Production))........................                 112,000         768,124
British Aerospace PLC
(Aerospace/Defense).................                 125,400       1,078,394
British Petroleum Co. PLC (Oil
(International Integrated)).........                 145,000       2,261,736

British Telecommunications PLC
(Telecommunications
(Cellular/Wireless))................                 150,000       2,056,236

Cable & Wireless PLC
(Telecommunications
(Cellular/Wireless))................                 130,000       1,652,251

Compass Group PLC (Foods)...........                 131,000       1,381,701
FirstGroup PLC
(Transportation-Services)...........                 104,000         673,775
GKN PLC (Auto Parts & Equipment)....                  64,000         706,721
Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))......                  84,000       2,657,929

Granada Group PLC (Leisure Time
(Products)).........................                  55,000         858,808
HSBC Holdings PLC (Banks (Money
Center))............................                  33,000         893,305
Kingfisher PLC (Retail (Department
Stores))............................                 103,800         990,301
Ladbroke Group PLC (Gaming, Lottery
& Parimutuel Companies).............                 143,000         553,504

Legal & General Group PLC (Insurance
(Life/ Health)).....................                  96,000       1,176,548

                                                   SHARES          VALUE
                                                 -----------   -------------
UNITED KINGDOM--CONTINUED

Lloyds TSB Group PLC (Banks (Money
Center))............................                 140,000   $   1,946,884
Logica PLC (Computers (Software &
Services))..........................                 110,000         798,891
National Westminster Bank PLC (Banks
(Money Center)).....................                  65,000       1,186,617

Norwich Union PLC (Insurance
(Life/Health))......................                 106,000         743,596
Rentokil Initial PLC (Services
(Commercial & Consumer))............                 126,000         811,105

Reuters Group PLC (Services
(Commercial & Consumer))............                  76,000         734,484

Rio Tinto PLC (Metals Mining).......                  47,000         550,806
RMC Group PLC (Building
Materials)..........................                  55,000         718,094
Safeway PLC (Foods).................                 138,000         681,071
Schroders PLC (Banks (Money
Center))............................                  38,000         780,272
Shell Transport & Trading Co. PLC
(Oil (International Integrated))....                 160,000         965,271

Siebe PLC (Electrical Equipment)....                 224,800         808,900
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))......                 110,000       1,350,852

Southern Electric PLC (Electric
Companies)..........................                  85,000         978,600
Tesco PLC (Foods)...................                 352,628       1,041,865
Unilever PLC (Consumer Products
(Miscellaneous))....................                  76,000         790,935
United Utilities PLC (Electric
Companies)..........................                  50,000         728,740
Vodafone Group PLC
(Telecommunications
(Cellular/Wireless))................                 108,000       1,595,471

Woolwich PLC (Banks (Major
Regional))..........................                 190,000       1,209,767
Zeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))......                  23,000         956,688
                                                               -------------
                                                                  40,910,703
                                                               -------------
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $165,539,529)                                   182,986,370
- ----------------------------------------------------------------------------

26                     See Notes to Financial Statements

Phoenix International Portfolio

                                                   SHARES          VALUE
                                                 -----------   -------------
RIGHTS--0.0%

GERMANY--0.0%
Metro AG Rights (Retail (Department
Stores))(b).........................                  13,100   $      28,125
- ----------------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                  28,125
- ----------------------------------------------------------------------------

WARRANTS--0.0%
GERMANY--0.0%
Muenchener
Rueckversicherungs-Gesellschaft AG
Warrants (Insurance
(Reinsurance))(b)...................                     176           7,412
- ----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                   7,412
- ----------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS--0.9%
GERMANY--0.9%
SAP AG Vorzug Pfd. (Computers
(Software & Services))..............                   3,100       1,618,957
- ----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $752,357)                                         1,618,957
- ----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.8%
(IDENTIFIED COST $166,291,886)                                   184,640,864
- ----------------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S         PAR
                                     RATING         VALUE
                                  (Unaudited)       (000)          VALUE
                                  ------------   -----------   -------------

SHORT-TERM OBLIGATIONS--2.9%

COMMERCIAL PAPER--2.9%
Home Products Inc., 5.25%,
12/01/98........................      A-1+       $     1,700   $   1,700,000
Marsh & McLennan Co., Inc.
4.85%, 12/02/98.................      A-1+             2,235       2,234,699

Preferred Receivables Funding
5.05%, 12/02/98.................      A-1              1,610       1,609,774
                                                               -------------
                                                                   5,544,473
                                                               -------------
- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $5,544,473)                                       5,544,473
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $171,836,359)                                   190,185,337(a)
Cash and receivables, less liabilities--(0.7%)                    (1,407,840)
                                                               -------------
NET ASSETS--100.0%                                             $ 188,777,497
                                                               -------------
                                                               -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,612,280 and gross depreciation of $7,326,527 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $171,899,584.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the directors.

                       See Notes to Financial Statements                      27

Phoenix International Portfolio

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense........................................................    0.6%
Aluminum.................................................................    0.9
Auto Parts & Equipment...................................................    0.4
Automobiles..............................................................    4.4
Banks (Major Regional)...................................................    4.9
Banks (Money Center).....................................................    8.4
Beverages (Alcoholic)....................................................    0.5
Beverages (Non-Alcoholic)................................................    0.7
Building Materials.......................................................    1.4
Chemicals................................................................    3.2
Chemicals (Specialty)....................................................    0.5
Communications Equipment.................................................    3.3
Computers (Software & Services)..........................................    2.8
Consumer Finance.........................................................    1.0
Consumer Products (Miscellaneous)........................................    0.4
Diversified Miscellaneous................................................    0.7
Health Care (Drugs-Major Pharmaceuticals)................................    8.3
Health Care (Medical Products & Supplies)................................    0.7
Electric Companies.......................................................    1.6
Electrical Equipment.....................................................    0.4
Electronics (Component Distributors).....................................    1.0
Electronics (Semiconductors).............................................    1.7
Foods....................................................................    5.7
Gaming, Lottery & Parimutuel Companies...................................    0.3
Insurance (Life/Health)..................................................    3.1
Insurance (Multi-Line)...................................................    4.4
Insurance (Property-Casualty)............................................    0.6
Insurance (Reinsurance)..................................................    1.7%
Investment Banking/Brokerage.............................................    1.4
Leisure Time (Products)..................................................    0.5
Machinery (Diversified)..................................................    2.1
Metals Mining............................................................    0.3
Office Equipment & Supplies..............................................    0.9
Oil & Gas (Drilling & Equipment).........................................    0.4
Oil & Gas (Exploration & Production).....................................    0.4
Oil (International Integrated)...........................................    5.0
Paper & Forest Products..................................................    0.6
Personal Care............................................................    1.0
Photography/Imaging......................................................    0.9
Publishing...............................................................    1.0
Real Estate Development..................................................    0.5
Retail (Building Supplies)...............................................    0.5
Retail (Department Stores)...............................................    2.4
Retail (General Merchandise).............................................    1.0
Services (Commercial & Consumer).........................................    2.0
Specialty Printing.......................................................    0.8
Telecommunications (Long Distance).......................................    0.6
Telecommunications (Cellular/Wireless)...................................    8.2
Telephone................................................................    4.5
Textiles (Apparel).......................................................    0.5
Tobacco..................................................................    0.5
Transportation--Services.................................................    0.4
                                                                           -----
                                                                           100.0%
                                                                           -----
                                                                           -----

28                     See Notes to Financial Statements

Phoenix International Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $171,836,359)                                    $  190,185,337
Cash                                                                     1,202,278
Foreign currency at value
  (Identified cost $576,607)                                               584,199
Receivables
  Investment securities sold                                             3,991,994
  Fund shares sold                                                         604,657
  Dividends and interest                                                   170,380
  Tax reclaim                                                              169,985
                                                                    --------------
    Total assets                                                       196,908,830
                                                                    --------------
LIABILITIES
Payables
  Fund shares repurchased                                                5,583,952
  Investment securities purchased                                        2,143,991
  Investment advisory fee                                                  119,430
  Distribution fee                                                          50,212
  Transfer agent fee                                                        45,394
  Financial agent fee                                                        6,602
  Trustees' fee                                                              5,514
Accrued expenses                                                           176,238
                                                                    --------------
    Total liabilities                                                    8,131,333
                                                                    --------------
NET ASSETS                                                          $  188,777,497
                                                                    --------------
                                                                    --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $  132,064,884
Undistributed net investment income                                        805,667
Accumulated net realized gain                                           37,536,027
Net unrealized appreciation                                             18,370,919
                                                                    --------------
NET ASSETS                                                          $  188,777,497
                                                                    --------------
                                                                    --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $171,462,754)                     10,731,189
Net asset value per share                                                   $15.98
Offering price per share $15.98/(1-4.75%)                                   $16.78
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,314,743)                       1,121,391
Net asset value and offering price per share                                $15.44

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                           $    2,953,335
Interest                                                                   515,499
Foreign taxes withheld                                                    (290,037)
                                                                    --------------
    Total investment income                                              3,178,797
                                                                    --------------
EXPENSES
Investment advisory fee                                                  1,350,786
Distribution fee, Class A                                                  414,622
Distribution fee, Class B                                                  142,559
Financial agent fee                                                        127,252
Transfer agent                                                             192,676
Custodian                                                                  184,310
Professional                                                                47,799
Printing                                                                    40,125
Registration                                                                28,080
Trustees                                                                    21,998
Miscellaneous                                                               16,440
                                                                    --------------
    Total expenses                                                       2,566,647
                                                                    --------------
NET INVESTMENT INCOME                                                      612,150
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         39,063,948
Net realized gain on foreign currency transactions                         525,954
Net change in unrealized appreciation (depreciation) on
  investments                                                             (654,741)
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                                20,093
                                                                    --------------
NET GAIN ON INVESTMENTS                                                 38,955,254
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   39,567,404
                                                                    --------------
                                                                    --------------

                       See Notes to Financial Statements                      29

Phoenix International Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $     612,150    $     234,826
  Net realized gain                                    39,589,902       11,443,109
  Net change in unrealized appreciation
    (depreciation)                                       (634,648)        (622,326)
                                                    --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     39,567,404       11,055,609
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                               --       (2,608,239)
  Net investment income, Class B                               --         (129,259)
  Net realized gains, Class A                         (12,005,464)     (12,021,547)
  Net realized gains, Class B                            (942,871)        (658,133)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                      (12,948,335)     (15,417,178)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (14,403,040 and
    4,286,206 shares, respectively)                   222,721,708       59,385,258
  Net asset value of shares issued from
    reinvestment of distributions
    (829,298 and 1,013,490 shares, respectively)       10,631,599       12,960,134
  Cost of shares repurchased (13,954,794 and
    5,208,361 shares, respectively)                  (218,052,596)     (72,329,439)
                                                    --------------   --------------
Total                                                  15,300,711           15,953
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (1,090,651 and
    728,032 shares, respectively)                      16,507,911        9,939,001
  Net asset value of shares issued from
    reinvestment of distributions
    (68,327 and 56,632 shares, respectively)              852,722          713,037
  Cost of shares repurchased (786,659 and 524,764
    shares, respectively)                             (12,000,603)      (7,287,447)
                                                    --------------   --------------
Total                                                   5,360,030        3,364,591
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS       20,660,741        3,380,544
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                47,279,810         (981,025)
NET ASSETS
  Beginning of period                                 141,497,687      142,478,712
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME AND DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME OF $805,667 AND
    ($332,438), RESPECTIVELY)                       $ 188,777,497    $ 141,497,687
                                                    --------------   --------------
                                                    --------------   --------------

30                     See Notes to Financial Statements

Phoenix International Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30
                                           ----------------------------------------------------------------------
                                                 1998           1997           1996           1995           1994
Net asset value, beginning of period       $    13.89     $    14.48     $    12.20     $    12.63     $    11.16
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                   0.06(1)        0.03(1)        0.04(1)        0.03(1)       (0.01)
  Net realized and unrealized gain               3.27           1.01           2.28           0.42           1.48
                                           ----------          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS           3.33           1.04           2.32           0.45           1.47
                                           ----------          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income             --          (0.29)            --             --             --
  Dividends from net realized gains             (1.24)         (1.34)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                       (1.24)         (1.63)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
Change in net asset value                        2.09          (0.59)          2.28          (0.43)          1.47
                                           ----------          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD             $    15.98     $    13.89     $    14.48     $    12.20     $    12.63
                                           ----------          -----          -----          -----          -----
                                           ----------          -----          -----          -----          -----
Total return(2)                                 26.17%          8.21%         19.03%          4.12%         13.17%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)      $171,463       $131,338       $135,524       $129,352       $167,918

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             1.37%          1.56%          1.57%          1.70%          1.47%
  Net investment income                          0.40%          0.22%          0.33%          0.23%          0.20%
Portfolio turnover                                104%           167%           151%           236%           186%

                                                                          CLASS B
                                           ----------------------------------------------------------------------
                                                                                                          FROM
                                                           YEAR ENDED NOVEMBER 30                      INCEPTION
                                           -------------------------------------------------------     7/15/94 TO
                                                 1998           1997           1996           1995      11/30/94
Net asset value, beginning of period       $    13.56     $    14.22     $    12.07     $    12.60     $    12.80
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                  (0.05)(1)      (0.08)(1)      (0.05)(1)      (0.07)(1)      (0.01)
  Net realized and unrealized gain
    (loss)                                       3.17           1.00           2.24           0.42          (0.19)
                                           ----------          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS           3.12           0.92           2.19           0.35          (0.20)
                                           ----------          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income             --          (0.24)            --             --             --
  Dividends from net realized gains             (1.24)         (1.34)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                       (1.24)         (1.58)         (0.04)         (0.88)            --
                                           ----------          -----          -----          -----          -----
Change in net asset value                        1.88          (0.66)          2.15          (0.53)         (0.20)
                                           ----------          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD             $    15.44     $    13.56     $    14.22     $    12.07     $    12.60
                                           ----------          -----          -----          -----          -----
                                           ----------          -----          -----          -----          -----
Total return(2)                                 25.17%          7.37%         18.16%          3.28%         (1.56)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $17,315        $10,159         $6,955         $3,261         $1,991

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.11%          2.31%          2.31%          2.50%          1.93%(3)
  Net investment income                         (0.34)%        (0.55)%        (0.39)%        (0.61)%         0.36%(3)
Portfolio turnover                                104%           167%           151%           236%           186%

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements                      31

Phoenix Real Estate Securities Portfolio

                        INVESTMENTS AT NOVEMBER 30, 1998

                                                       SHARES         VALUE
                                                     -----------   ------------

COMMON STOCKS--98.7%

REAL ESTATE INVESTMENT TRUSTS--98.4%

COMMERCIAL--45.8%

OFFICE/INDUSTRIAL--43.4%
Alexandria Real Estate Equities, Inc....                  30,000   $    926,250
Boston Properties, Inc..................                  92,200      2,910,062
Duke Realty Investments, Inc............                  93,400      2,119,012
Equity Office Properties Trust..........                  40,360      1,014,045
First Industrial Realty Trust, Inc......                  59,000      1,427,062
Highwoods Properties, Inc...............                  58,000      1,576,875
Mack-Cali Realty Corp...................                  57,900      1,718,906
Reckson Associates Realty Corp..........                  60,700      1,399,894
Spieker Properties, Inc.................                  79,400      2,868,325
TriNet Corporate Realty Trust, Inc......                  60,000      1,608,750
Weeks Corp..............................                  37,300      1,067,712
                                                                   ------------
                                                                     18,636,893
                                                                   ------------
STORAGE--2.4%
Storage USA, Inc........................                  31,700      1,006,475
- -------------------------------------------------------------------------------
TOTAL COMMERCIAL                                                     19,643,368
- -------------------------------------------------------------------------------

DIVERSIFIED--16.3%
Colonial Properties Trust...............                  55,000      1,488,438
Crescent Real Estate Equities Co........                  96,400      2,391,925
Vornado Realty Trust....................                  81,500      3,097,000
                                                                   ------------
                                                                      6,977,363
                                                                   ------------

                                                       SHARES         VALUE
                                                     -----------   ------------

HEALTH CARE--3.9%
Nationwide Health Properties, Inc.......                  56,400   $  1,261,950
OMEGA Healthcare Investors, Inc.........                  14,000        425,250
                                                                   ------------
                                                                      1,687,200
                                                                   ------------

HOTELS--2.9%
Patriot American Hospitality, Inc.......                  55,301        407,845
Starwood Hotels & Resorts...............                  27,600        838,350
                                                                   ------------
                                                                      1,246,195
                                                                   ------------

RESIDENTIAL--18.4%

APARTMENTS--13.9%
Avalonbay Communities, Inc..............                  40,700      1,378,713
Equity Residential Properties Trust.....                  54,800      2,318,725
Essex Property Trust, Inc...............                  38,400      1,188,000
Irvine Apartment Communities, Inc.......                  40,500      1,085,906
                                                                   ------------
                                                                      5,971,344
                                                                   ------------

MANUFACTURED HOMES--4.5%
Manufactured Home Communities, Inc......                  41,500      1,016,750
Sun Communities, Inc....................                  28,200        918,263
                                                                   ------------
                                                                      1,935,013
                                                                   ------------
- -------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                     7,906,357
- -------------------------------------------------------------------------------

                       See Notes to Financial Statements                      35

Phoenix Real Estate Securities Portfolio

                                                       SHARES         VALUE
                                                     -----------   ------------
RETAIL--11.1%

FACTORY OUTLET--2.5%
Chelsea GCA Realty, Inc.................                  31,600   $  1,068,475
REGIONAL MALLS--6.4%
Macerich Co. (The)......................                  43,800      1,166,175
Simon Property Group, Inc...............                  22,208        657,912
Urban Shopping Centers, Inc.............                  28,000        920,500
                                                                   ------------
                                                                      2,744,587
                                                                   ------------

STRIP CENTERS--2.2%
Developers Diversified Realty Corp......                  49,200        950,175
- -------------------------------------------------------------------------------
TOTAL RETAIL                                                          4,763,237
- -------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $43,212,338)                                        42,223,720
- -------------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--0.3%

COMMERCIAL--0.2%

OFFICE/INDUSTRIAL--0.2%
Reckson Services Industries, Inc........                  29,136         85,587

DIVERSIFIED--0.1%
Vornado Operating Inc.(b)...............                   4,075         25,978

HEALTH CARE--0.0%
OMEGA Worldwide, Inc.(b)................                   4,641         21,176
- -------------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $122,775)                                              132,741
- -------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $43,335,113)                                        42,356,461
- -------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)        VALUE
                                          ------------   ------   -------------

SHORT-TERM OBLIGATIONS--1.9%

COMMERCIAL PAPER--1.9%
Exxon Imperial, Inc. 5.32%, 12/1/98.....      A-1+        $820    $     820,000
- -------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $820,000)                                              820,000
- -------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $44,155,113)                                        43,176,461(a)
Cash and receivables, less liabilities--(0.6)%                         (252,796)
                                                                  -------------
NET ASSETS--100.0%                                                $  42,923,665
                                                                  -------------
                                                                  -------------

(a) Federal Income Tax Information: Net depreciation of investment securities is comprised of gross appreciation of $4,041,966 and gross depreciation of $5,021,622 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purpose was $44,156,117.
(b)  Non-income producing.

36                     See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $44,155,113)                               $   43,176,461
Cash                                                                   4,134
Receivables
  Dividends and interest                                              59,631
  Fund shares sold                                                    15,882
                                                              --------------
    Total assets                                                  43,256,108
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            209,329
  Distribution fee                                                    20,136
  Investment advisory fee                                             15,045
  Transfer agent fee                                                   5,624
  Financial agent fee                                                  5,533
  Trustees' fee                                                        5,515
Accrued expenses                                                      71,261
                                                              --------------
    Total liabilities                                                332,443
                                                              --------------
NET ASSETS                                                    $   42,923,665
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   43,409,899
Undistributed net investment income                                  563,936
Accumulated net realized loss                                        (71,518)
Net unrealized depreciation                                         (978,652)
                                                              --------------
NET ASSETS                                                    $   42,923,665
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $24,686,262)                 2,015,284
Net asset value per share                                             $12.25
Offering price per share $12.25/(1-4.75%)                             $12.86
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,237,403)                 1,496,083
Net asset value and offering price per share                          $12.19

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $    2,674,086
Interest                                                              40,807
                                                              --------------
    Total investment income                                        2,714,893
                                                              --------------
EXPENSES
Investment advisory fee                                              398,336
Distribution fee, Class A                                             77,859
Distribution fee, Class B                                            219,679
Financial agent fee                                                   74,616
Transfer agent                                                        86,663
Professional                                                          33,199
Registration                                                          24,441
Printing                                                              21,794
Trustees                                                              20,071
Custodian                                                              9,930
Miscellaneous                                                          5,549
                                                              --------------
    Total expenses                                                   972,137
    Less expenses borne by investment adviser                       (111,386)
                                                              --------------
    Net expenses                                                     860,751
                                                              --------------
NET INVESTMENT INCOME                                              1,854,142
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (70,514)
Net change in unrealized appreciation (depreciation) on
  investments                                                    (12,098,214)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (12,168,728)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (10,314,586)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      37

Phoenix Real Estate Securities Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   1,854,142    $   1,449,798
  Net realized gain (loss)                                (70,514)       3,771,039
  Net change in unrealized appreciation
    (depreciation)                                    (12,098,214)       6,590,856
                                                    --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                        (10,314,586)      11,811,693
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                         (967,687)      (1,017,253)
  Net investment income, Class B                         (535,003)        (412,660)
  Net realized gains, Class A                          (2,254,756)        (436,592)
  Net realized gains, Class B                          (1,514,857)        (164,397)
                                                    --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (5,272,303)      (2,030,902)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (445,657 and
    1,072,429 shares, respectively)                     6,419,885       15,754,217
  Net asset value of shares issued from
    reinvestment of distributions
    (207,094 and 96,059 shares, respectively)           3,035,928        1,368,531
  Cost of shares repurchased (855,051 and 692,074
    shares, respectively)                             (11,951,570)     (10,024,000)
                                                    --------------   --------------
Total                                                  (2,495,757)       7,098,748
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (362,036 and
    851,567 shares, respectively)                       5,231,142       12,428,285
  Net asset value of shares issued from
    reinvestment of distributions
    (120,031 and 32,975 shares, respectively)           1,757,836          472,566
  Cost of shares repurchased (400,698 and 100,202
    shares, respectively)                              (5,408,854)      (1,484,452)
                                                    --------------   --------------
Total                                                   1,580,124       11,416,399
                                                    --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                         (915,633)      18,515,147
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS               (16,502,522)      28,295,938
NET ASSETS
  Beginning of period                                  59,426,187       31,130,249
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $563,936 AND $212,484,
    RESPECTIVELY)                                   $  42,923,665    $  59,426,187
                                                    --------------   --------------
                                                    --------------   --------------

38                     See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS A
                                       -------------------------------------------------------------
                                                                                             FROM
                                                  YEAR ENDED NOVEMBER 30                  INCEPTION
                                       --------------------------------------------       3/1/95 TO
                                             1998             1997             1996        11/30/95
                                                                                          ----------
Net asset value, beginning of period   $    16.39       $    13.14       $    10.72       $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.55(4)(5)       0.49(4)(5)       0.53(5)         0.43(4)(5)
  Net realized and unrealized gain
    (loss)                                  (3.18)            3.52             2.50            0.55
                                       ----------            -----            -----       ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.63)            4.01             3.03            0.98
                                       ----------            -----            -----       ----------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.44)           (0.51)           (0.59)          (0.26)
  Dividends from net realized gains         (1.07)           (0.25)           (0.02)             --
                                       ----------            -----            -----       ----------
      TOTAL DISTRIBUTIONS                   (1.51)           (0.76)           (0.61)          (0.26)
                                       ----------            -----            -----       ----------
Change in net asset value                   (4.14)            3.25             2.42            0.72
                                       ----------            -----            -----       ----------
NET ASSET VALUE, END OF PERIOD         $    12.25       $    16.39       $    13.14       $   10.72
                                       ----------            -----            -----       ----------
                                       ----------            -----            -----       ----------
Total return(1)                            (17.42)%          31.44%           29.20%           9.87%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $24,686          $36,336          $22,872         $13,842
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.31%            1.30%            1.30%           1.30%(2)
  Net investment income                      3.79%            3.34%            4.55%           5.79%(2)
Portfolio turnover                             11%              54%              24%              9%(3)

                                                                  CLASS B
                                       -------------------------------------------------------------
                                                                                             FROM
                                                  YEAR ENDED NOVEMBER 30                  INCEPTION
                                       --------------------------------------------       3/1/95 TO
                                             1998             1997             1996        11/30/95
                                                                                          ----------
Net asset value, beginning of period   $    16.32       $    13.10       $    10.68       $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.43(4)(6)       0.38(4)(6)       0.46(6)         0.36(4)(6)
  Net realized and unrealized gain
    (loss)                                  (3.15)            3.50             2.47            0.56
                                       ----------            -----            -----           -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.72)            3.88             2.93            0.92
                                       ----------            -----            -----           -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.34)           (0.41)           (0.49)          (0.24)
  Dividends from net realized gains         (1.07)           (0.25)           (0.02)             --
                                       ----------            -----            -----           -----
      TOTAL DISTRIBUTIONS                   (1.41)           (0.66)           (0.51)          (0.24)
                                       ----------            -----            -----           -----
Change in net asset value                   (4.13)            3.22             2.42            0.68
                                       ----------            -----            -----           -----
NET ASSET VALUE, END OF PERIOD         $    12.19       $    16.32       $    13.10       $   10.68
                                       ----------            -----            -----           -----
                                       ----------            -----            -----           -----
Total return(1)                            (18.01)%          30.44%           28.25%           9.21%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $18,237          $23,091           $8,259          $2.239
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.06%            2.05%            2.05%           2.05%(2)
  Net investment income                      3.07%            2.55%            3.95%           5.03%(2)
Portfolio turnover                             11%              54%              24%              9%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.04, $0.07 and $0.12, respectively.

                       See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
FOREIGN GOVERNMENT SECURITIES--68.2%
ALGERIA--2.5%
Algeria Tranch 1 Unaffected Loans
7.188%, 3/4/00(b).......................       NR        $     2,300     $   2,029,750
ARGENTINA--20.6%
Republic of Argentina Bocon Pre1 M1, PIK
interest capitalization, 2.909%,
4/1/01(b)...............................       Ba              2,513(e)      2,226,587
Republic of Argentina Bocon Pro1 M1, PIK
interest capitalization, 2.909%,
4/1/07(b)...............................       Ba              8,671(e)      5,669,526

Republic of Argentina RegS 8.75%,
7/10/02.................................       Ba              5,010(e)      4,202,894

Republic of Argentina RegS 11.75%,
2/12/07.................................       Ba              5,000(e)      4,394,541
                                                                         -------------
                                                                            16,493,548
                                                                         -------------
BRAZIL--16.8%
Brazil MYDFA Trust Certificate RegS
6.25%, 9/15/07(b).......................       NR              7,790         5,180,556

Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(b)..........       B                  88            58,292

Republic of Brazil FLIRB Registered 5%,
4/15/09(b)..............................       B               2,000         1,130,000

Republic of Brazil NMB-L Bearer 6.188%,
4/15/09(b)..............................       B               8,250         5,419,219

Republic of Brazil NMB-L Registered
Series RG 6.188%, 4/15/09(b)............       B               2,500         1,642,187

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
BRAZIL--CONTINUED

Republic of Brazil Series EI-L 6.125%,
4/15/06(b)..............................       B         $        96     $      71,280
                                                                         -------------
                                                                            13,501,534
                                                                         -------------
BULGARIA--2.2%
Republic of Bulgaria FLIRB RegA 2.50%,
7/28/12(b)..............................       B               1,250           768,750

Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(b)...........       B               1,615           993,225
                                                                         -------------
                                                                             1,761,975
                                                                         -------------
ECUADOR--3.2%
Ecuador Bearer PDI Euro, PIK interest
capitalization, 6.625%, 2/17/15(b)......       B               3,123         1,546,061

Ecuador Global Bearer Series IE 6.563%,
12/21/04(b).............................       B                 825           585,750

Ecuador Registered PDI Euro, PIK
interest capitalization, 6.625%,
2/27/15(b)..............................       B                 905           448,135
                                                                         -------------
                                                                             2,579,946
                                                                         -------------
IVORY COAST--0.1%
Ivory Coast FLIRB Series FRF 2%,
3/29/18(b)(k)...........................       NR                950(f)         49,416

Ivory Coast PDI Series FRF 1.90%,
12/29/49(b)(k)..........................       NR                630(f)         33,882
                                                                         -------------
                                                                                83,298
                                                                         -------------

42                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
KOREA--2.5%
Korean Won Denominated Bond 0%,
4/26/99.................................       NR        $     2,600(i)  $   2,004,671
MEXICO--6.8%
United Mexican States 6.63%,
12/31/19(j).............................       Ba              8,250(f)      1,152,862
United Mexican States Global Bond
11.375%, 9/15/16........................       Ba              2,000         2,135,000

United Mexican States Global Bond
11.50%, 5/15/26.........................       Ba              2,050         2,198,625
                                                                         -------------
                                                                             5,486,487
                                                                         -------------
MOROCCO--1.0%
Morocco Restructure & Consolidation
Agreement Series A 6.063%, 1/1/09(b)....       NR              1,000           815,000
NIGERIA--1.6%
Nigeria Promissory Notes 5.092%,
1/5/10..................................       NR              1,841         1,241,927
PANAMA--0.8%
Republic of Panama 8.875%, 9/30/27......       Ba                700           663,250
PERU--0.7%
Peru FLIRB 3.25%, 3/7/17(b).............     BB(d)             1,000           567,500
POLAND--1.5%
Poland Treasury Bill 0%, 1/13/99........       NR              4,310(g)      1,217,093
RUSSIA--5.1%
Russia Federal Loan Bond Series 25022
15%, 2/23/00............................       NR             25,556(h)        592,843

Russia IAN Series U.S. 6.625%,
12/15/15................................       Ca                197            25,164

Russia Principal Loans, PIK interest
capitalization, 6.625%,
12/15/20(b)(l)..........................       NR                250            17,188

Russia Treasury Bill OFZ 14%, 9/12/01...       NR             52,885(h)        438,558
Russian Federated Government Bond 144A
11%, 7/24/18(c).........................       B               5,418         1,381,590

Russian Federated Government Bond RegS
11%, 7/24/18............................       B               6,500         1,657,500
                                                                         -------------
                                                                             4,112,843
                                                                         -------------
VENEZUELA--2.8%
Republic of Venezuela DCB Series DL
6.625%, 12/18/07(b).....................       B               1,131           647,469

Republic of Venezuela FLIRB Series A
6.125%, 3/31/07(b)......................       B               1,619           890,472

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
VENEZUELA--CONTINUED

Republic of Venezuela FLIRB Series B
6.125%, 3/31/07(b)......................       B         $     1,214     $     667,854
                                                                         -------------
                                                                             2,205,795
                                                                         -------------
- --------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $56,794,106)                                               54,764,617
- --------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--29.0%
ARGENTINA--2.0%
Acindar Industria Argentina de Aceros SA
11.25%, 2/15/04 (Iron & Steel)..........       B               1,000           855,000

Imasac 11%, 5/2/05 (Broadcasting
(Television, Radio & Cable))............       B               1,000           745,000
                                                                         -------------
                                                                             1,600,000
                                                                         -------------
BRAZIL--8.6%
Globo Communicacoes Co. 144A 10.625%,
12/5/08 (Telecommunications (Long
Distance))(c)...........................       B               1,100           825,000

Localiza Rent a Car 10.25%, 10/1/05
(Services (Commercial & Consumer))......       B               1,500           930,000

MRS. Logistica SA RegS Series A 9%,
8/15/05 (Transportation (Railroads))....      B(d)             2,000         1,515,400

MRS. Logistica SA RegS Series B 10.625%,
8/15/05 (Transportation (Railroads))....      B(d)             1,500           818,400

Petroleo Ipirang 10.625%, 2/25/02 (Oil &
Gas)(b).................................       NR              1,000           905,000

Tevecap SA Senior Notes 12.625%,
11/26/04 (Broadcasting (Television,
Radio & Cable)).........................       B               1,600         1,080,000

TV Bandeirantes 144A 12.875%, 5/15/06
(Publishing (Newspapers))(c)............       B               1,500           825,000
                                                                         -------------
                                                                             6,898,800
                                                                         -------------
INDONESIA--3.0%
APP Finance II Mauritius, Ltd. 0%,
12/29/49(b).............................      Caa              3,890         2,372,900
JAMAICA--1.4%
Mechala Group Jamaica Series B 12.75%,
12/30/99 (Engineering & Construction)...       NR              1,500         1,132,500

                       See Notes to Financial Statements                      43

Phoenix Emerging Markets Bond Portfolio

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
MEXICO--13.1%
Azteca Holdings SA 11%, 6/15/02
(Broadcasting (Television, Radio &
Cable)).................................       B         $     1,000     $     890,000

Bufete Industrial RegS Series B-22
11.375%, 7/15/99 (Engineering &
Construction)...........................       B                 500           407,500
Corporacion Geo SA de C.V. RegS Series 1
10%, 5/23/02
(Homebuilding)..........................       NR                610           527,650

Dine SA de C.V. RegS 8.75%, 10/15/07
(Diversified)...........................       Ba                745           666,775

Grupo Elektra SA de C.V. 12.75%, 5/15/01
(Banks (Major Regional))................      B(d)             1,000           955,000

Grupo Industrial Durango 12%, 7/15/01
(Paper & Forest Products)...............       B                 800           756,000

Grupo Industrial Durango 12.625%, 8/1/03
(Paper & Forest Products)...............       B               2,000         1,850,000

Innova S de R.L. Sr. Notes 12.875%,
4/1/07 (Broadcasting (Television, Radio
& Cable))...............................       B               1,000           795,000
Sanluis Corp SA de C.V. 8.875%, 3/18/08
(Auto Parts & Equipment)................       NR              1,000           825,000

Transporte Maritma Yankee Senior Notes
10%, 11/15/06 (Services (Commercial &
Consumer))..............................       Ba              1,000           860,000

Vicap SA 11.375%, 5/15/07 (Banks (Money
Center))................................       Ba              2,100         1,953,000
                                                                         -------------
                                                                            10,485,925
                                                                         -------------

                                            MOODY'S          PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)            VALUE
                                          ------------   -----------     -------------
NETHERLANDS--0.9%
TJIWI Kim-Global 13.25%, 8/1/01 (Paper &
Forest Products)........................      Caa        $     1,000     $     735,000
RUSSIA--0.0%
Unexim International Finance RegS
9.875%, 8/1/00 (Banks (Money Center))...       Ca                200            15,000
- --------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $23,651,955)                                               23,240,125
- --------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS--0.3%
CANADA--0.3%
PLD Telekom Cv. 144A 9%, 6/1/06
(Telephone)(c)..........................       NR                600           225,000
- --------------------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $750,000)                                                     225,000
- --------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS--97.5%
(IDENTIFIED COST $81,196,061)                                               78,229,742
                                                                         -------------

TOTAL INVESTMENTS--97.5%
(IDENTIFIED COST $81,196,061)                                               78,229,742(a)
Cash and receivables, less liabilities--2.5%                                 1,969,430
                                                                         -------------
NET ASSETS--100.0%                                                       $  80,199,172
                                                                         -------------
                                                                         -------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,913,750 and gross depreciation of $12,201,280 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $84,517,272.
(b) Variable or step coupon security; interest rate reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $3,256,590 or 4.1% of net assets.
(d)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(e)  Par value represents Argentine Pesos.
(f)  Par value represents French Francs.
(g)  Par value represents Polish Zloty.
(h)  Par value represents Russian Rubles.
(i)  Par value represents South Korean Won rounded in millions.
(j)  Rights incorporated as a unit.
(k)  Non-income producing.
(l)  Security defaulted subsequent to November 30, 1998.

44                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $81,196,061)                               $   78,229,742
Cash                                                               1,094,350
Receivables
  Investment securities sold                                       3,140,067
  Interest                                                         2,173,419
  Fund shares sold                                                 1,455,780
                                                              --------------
    Total assets                                                  86,093,358
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  5,394,296
  Fund shares repurchased                                            323,944
  Investment advisory fee                                             46,730
  Distribution fee                                                    37,647
  Transfer agent fee                                                   9,441
  Financial agent fee                                                  7,090
  Trustees' fee                                                        5,515
Accrued expenses                                                      69,523
                                                              --------------
    Total liabilities                                              5,894,186
                                                              --------------
NET ASSETS                                                    $   80,199,172
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  131,968,368
Distributions in excess of net investment income                     (50,697)
Accumulated net realized loss                                    (48,714,714)
Net unrealized depreciation                                       (3,003,785)
                                                              --------------
NET ASSETS                                                    $   80,199,172
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $41,724,985)                 5,795,710
Net asset value per share                                              $7.20
Offering price per share $7.20/(1-4.75%)                               $7.56
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $37,269,642)                 5,223,771
Net asset value and offering price per share                           $7.13

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,204,545)                    168,054
Net asset value and offering price per share                           $7.17

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                      $   15,021,162
Foreign taxes withheld                                              (228,185)
                                                              --------------
    Total investment income                                       14,792,977
                                                              --------------
EXPENSE
Investment advisory fee                                              730,717
Distribution fee, Class A                                            142,226
Distribution fee, Class B                                            400,847
Distribution fee, Class C                                              4,491
Financial agent fee                                                   94,013
Transfer agent                                                       155,061
Custodian                                                             69,768
Professional                                                          35,321
Registration                                                          35,213
Printing                                                              17,591
Trustees                                                              17,063
Miscellaneous                                                          2,434
                                                              --------------
    Total expenses                                                 1,704,745
                                                              --------------
NET INVESTMENT INCOME                                             13,088,232
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (39,143,275)
Net realized loss on foreign currency transactions                (4,055,155)
Net realized gain on written options                                  49,783
Net change in unrealized appreciation (depreciation)
  on investments                                                   1,606,800
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                 (37,466)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (41,579,313)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (28,491,081)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      45

Phoenix Emerging Markets Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                       11/30/98         11/30/97
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $   13,088,232   $    7,435,613
  Net realized gain (loss)                             (43,148,647)       1,466,964
  Net change in unrealized appreciation
    (depreciation)                                       1,569,334       (7,091,439)
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                    (28,491,081)       1,811,138
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                        (5,581,936)      (4,916,690)
  Net investment income, Class B                        (3,942,930)      (2,280,551)
  Net investment income, Class C                           (54,521)              --
  Net realized gains, Class A                           (1,201,906)      (4,477,700)
  Net realized gains, Class B                             (697,910)      (1,490,259)
  Net realized gains, Class C                                   --               --
  In excess of net realized gains, Class A              (6,002,330)              --
  In excess of net realized gains, Class B              (3,485,367)              --
  In excess of net realized gains, Class C                      --               --
  Tax return of capital, Class A                        (1,984,297)              --
  Tax return of capital, Class B                        (1,343,438)              --
  Tax return of capital, Class C                           (14,524)              --
                                                    --------------   --------------

  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (24,309,159)     (13,165,200)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,907,456 and
    4,047,705 shares, respectively)                     27,208,118       56,372,468
  Net asset value of shares issued from
    reinvestment of distributions
    (1,029,832 and 636,006 shares, respectively)        10,935,153        8,387,234
  Cost of shares repurchased (3,428,413 and
    1,401,387 shares, respectively)                    (34,342,515)     (19,377,800)
                                                    --------------   --------------
Total                                                    3,800,756       45,381,902
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (3,220,244 and
    2,934,383 shares, respectively)                     30,065,148       41,013,074
  Net asset value of shares issued from
    reinvestment of distributions
    (492,109 and 163,679 shares, respectively)           4,864,295        2,172,877
  Cost of shares repurchased (1,516,158 and
    727,786 shares, respectively)                      (13,762,067)     (10,039,719)
                                                    --------------   --------------
Total                                                   21,167,376       33,146,232
                                                    --------------   --------------
CLASS C
  Proceeds from sales of shares (170,364 and 0
    shares, respectively)                                1,509,747               --
  Net asset value of shares issued from
    reinvestment of distributions
    (2,515 and 0 shares, respectively)                      19,878               --
  Cost of shares repurchased (4,825 and 0 shares,
    respectively)                                          (46,423)              --
                                                    --------------   --------------
Total                                                    1,483,202               --
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS        26,451,334       78,528,134
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                (26,348,906)      67,174,072
NET ASSETS
  Beginning of period                                  106,548,078       39,374,006
                                                    --------------   --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME AND UNDISTRIBUTED NET
    INVESTMENT INCOME OF $(50,697) AND $362,088,
    RESPECTIVELY)                                   $   80,199,172   $  106,548,078
                                                    --------------   --------------
                                                    --------------   --------------

46                     See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS A
                                       -------------------------------------------------------
                                                                                       FROM
                                                YEAR ENDED NOVEMBER 30              INCEPTION
                                       ----------------------------------------     9/5/95 TO
                                          1998              1997           1996      11/30/95
                                                                                    ----------
Net asset value, beginning of period   $    12.84     $    14.80     $    10.18     $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      1.32           1.38(4)        1.26(5)        0.25(4)(5)
  Net realized and unrealized gain
    (loss)                                  (4.22)          0.17           4.56           0.18
                                            -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.90)          1.55           5.82           0.43
                                            -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (1.00)         (1.28)         (1.20)         (0.25)
  Dividends from net realized gains         (0.23)         (2.23)            --             --
  Distributions in excess of net
    realized gains                          (1.16)            --             --             --
  Return of capital                         (0.35)            --             --             --
                                            -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (2.74)         (3.51)         (1.20)         (0.25)
                                            -----          -----          -----          -----
Change in net asset value                   (5.64)         (1.96)          4.62           0.18
                                            -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     7.20     $    12.84     $    14.80     $    10.18
                                            -----          -----          -----          -----
                                            -----          -----          -----          -----
Total return(1)                            (27.20)%        11.91%         60.18%          4.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $41,725        $67,875        $29,661        $12,149
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.43%          1.40%(7)       1.50%          1.50%(2)
  Net investment income                     13.74%          9.90%         10.41%         10.48%(2)
Portfolio turnover                            405%           614%           378%            38%(3)

                                                               CLASS B
                                       -------------------------------------------------------
                                                                                       FROM
                                                YEAR ENDED NOVEMBER 30              INCEPTION
                                       ----------------------------------------     9/5/95 TO
                                          1998              1997           1996      11/30/95
                                                                                    ----------
Net asset value, beginning of period   $    12.77     $    14.78     $    10.18     $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      1.23           1.26(4)        1.19(6)        0.22(4)(6)
  Net realized and unrealized gain
    (loss)                                  (4.18)          0.18           4.53           0.20
                                            -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.95)          1.44           5.72           0.42
                                            -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.97)         (1.22)         (1.12)         (0.24)
  Dividends from net realized gains         (0.23)         (2.23)            --             --
  Distributions in excess of net
    realized gains                          (1.16)            --             --             --
  Return of capital                         (0.33)            --             --             --
                                            -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                   (2.69)         (3.45)         (1.12)         (0.24)
                                            -----          -----          -----          -----
Change in net asset value                   (5.64)         (2.01)          4.60           0.18
                                            -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD         $     7.13     $    12.77     $    14.78     $    10.18
                                            -----          -----          -----          -----
                                            -----          -----          -----          -----
Total return(1)                            (27.86)%        11.07%         58.94%          4.22%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $37,270        $38,673         $9,713           $596
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.20%          2.15%(7)       2.25%          2.25%(2)
  Net investment income                     12.98%          9.14%          9.79%         10.29%(2)
Portfolio turnover                            405%           614%           378%            38%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(7) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.

                       See Notes to Financial Statements                      47

Phoenix Emerging Markets Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            CLASS C
                                           ----------
                                              FROM
                                           INCEPTION
                                           3/26/98 TO
                                            11/30/98
                                           ----------
Net asset value, beginning of period       $    12.25
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.85(4)
  Net realized and unrealized gain
    (loss)                                      (5.10)
                                                -----
      TOTAL FROM INVESTMENT OPERATIONS          (4.25)
                                                -----
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.66)
  Dividends from net realized gains                --
  Distributions in excess of net
    realized gains                                 --
  Return of capital                             (0.17)
                                                -----
      TOTAL DISTRIBUTIONS                       (0.83)
                                                -----
Change in net asset value                       (5.08)
                                                -----
NET ASSET VALUE, END OF PERIOD             $     7.17
                                                -----
                                                -----
Total return(1)                                (35.33)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $1,205

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.29%(2)
  Net investment income                         15.59%(2)
Portfolio turnover                                405%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.

48                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                        INVESTMENTS AT NOVEMBER 30, 1998

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

MUNICIPAL BONDS--4.9%

FLORIDA--0.8%
University of Miami Exchangeable Revenue
Bond Series A Taxable 7.65%,
4/1/20(c)...............................      Aaa        $   45    $    48,769
ILLINOIS--2.3%
Illinois Educational Facilities
Authority Revenue Bond--Loyola
University Series A Taxable 7.84%,
7/1/24..................................      Aaa           125        140,625
PENNSYLVANIA--1.8%
Pennsylvania Economic Development
Financing Authority Recycling Revenue
Bond Series B 9.25%, 1/1/12(e)(h).......       NR           200        114,000
- ------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $378,170)                                             303,394
- ------------------------------------------------------------------------------
CORPORATE BONDS--32.3%

COMPUTERS (SOFTWARE & SERVICES)--1.6%
PSINET, Inc. Series B 10%, 2/15/05......       B            100        101,000

COSMETICS/PERSONAL CARE--2.2%
Revlon Consumer Products Sr. Notes
8.625%, 2/1/08..........................       B             75         74,250

Revlon Consumer Products Sr. Notes 144A
9%, 11/1/06(b)..........................       B             60         62,175
                                                                   -----------
                                                                       136,425
                                                                   -----------

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

GAMING, LOTTERY & PARIMUTUEL COMPANIES--1.1%
Mashantucket Pequot Tribe Revenue Bond
Series A 144A 6.57%, 9/1/13(b)..........      Aaa        $   70    $    70,525

HEALTH CARE (DIVERSIFIED)--3.7%
Bally Total Fitness Holding Corp. Sr.
Notes Series B, 9.875%, 10/15/07........       B            150        148,875

Global Health Sciences Series 11%,
5/1/08..................................      Caa           100         80,000
                                                                   -----------
                                                                       228,875
                                                                   -----------

HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--1.2%
Schein Pharmaceutical, Inc. 8.467%,
12/15/04(c).............................       B             85         74,800

MANUFACTURING (SPECIALIZED)--3.2%
Indesco International, Inc. Sr. Notes
9.75%, 4/15/08..........................       B            100         94,000

Nortek, Inc. Sr. Notes 9.875%, 3/1/04...       B            100        103,750
                                                                   -----------
                                                                       197,750
                                                                   -----------

METALS MINING--0.8%
NSM Steel, Inc. 144A 12%, 2/1/06(b).....      Caa           200         50,000

OFFICE EQUIPMENT & SUPPLIES--1.2%
U.S. Office Products Co. Sr. Notes 144A
9.75%, 6/15/08(b).......................       B            100         74,000

OIL & GAS (EXPLORATION & PRODUCTION)--3.6%
Forcenergy, Inc. Sr. Notes Series B
8.50%, 2/15/07..........................       B            175        149,625

                       See Notes to Financial Statements                      51

Phoenix Strategic Income Portfolio

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------
OIL & GAS (EXPLORATION & PRODUCTION)--CONTINUED
Lomak Petroleum, Inc. 8.75%, 1/15/07....       B         $   75    $    71,250
                                                                   -----------
                                                                       220,875
                                                                   -----------

PAPER & FOREST PRODUCTS--1.6%
Buckeye Technologies, Inc. Sr. Notes 8%,
10/15/10................................       Ba           100         99,500
SERVICES (COMMERCIAL & CONSUMER)--1.6%
Anthony Crane Rentals Sr. Notes 144A
10.375%, 8/1/08(b)......................       B            100         97,250

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--6.5%
Comcast Cellular Holdings, Inc. Sr.
Notes Series B 9.50%, 5/1/07............       Ba           100        107,750

Pathnet, Inc. Sr. Notes 12.25%,
4/15/08.................................       NR           175        133,000
Teligent, Inc. Sr. Notes 11.50%,
12/1/07.................................      Caa           170        163,200
                                                                   -----------
                                                                       403,950
                                                                   -----------

TELECOMMUNICATIONS (LONG DISTANCE)--2.5%
RCN Corp. Sr. Notes Series B, 0%,
2/15/08(c)..............................       B            275        151,250

TELEPHONE--1.5%
FirstCom Corp. Sr. Notes 144A 14%,
10/27/07(b).............................       NR           170         90,525
- ------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $2,361,055)                                         1,996,725
- ------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--19.6%

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa           200        197,812

DLJ Mortgage Acceptance Corp. 144A
97-CF2, B2 7.14%, 11/15/08(b)...........      Baa           100         91,000

First Chicago/Lennar Trust 97-CHL1, E
144A 8.129%, 2/28/11(b).................      B(d)          175        133,547

GE Capital Mortgage Services, Inc. 96-8,
2A5 7.50%, 5/25/26......................     AAA(d)         219        223,225
Norwest Asset Securities Corp. 96-3, B2
7.25%, 9/25/26..........................     BBB(d)         147        144,183

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23.................................     AA(d)       $  119    $   118,956

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24(j)....................     BBB(d)         150        150,187

Structured Asset Securities Corp. 95-C4,
D 7%, 6/25/26(j)........................     BBB(d)         150        149,344
- ------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,225,121)                                         1,208,254
- ------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--29.2%

ARGENTINA--6.9%
Republic of Argentina RegS 11.75%,
2/12/07.................................       Ba         250(f)       219,727
Republic of Argentina Series WW 11%,
12/4/05.................................       Ba           200        209,500
                                                                   -----------
                                                                       429,227
                                                                   -----------

BRAZIL--3.8%
Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(c)..........       B            353        233,168

BULGARIA--3.5%
Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(c)...........       B             50         30,750

Republic of Bulgaria IAB Series PDI Euro
6.688%, 7/28/11(c)......................       B            250        183,437
                                                                   -----------
                                                                       214,187
                                                                   -----------

ECUADOR--2.5%
Ecuador Bearer PDI Euro, PIK interest
capitalization, 6.625%, 2/17/15(c)......       B            311        154,047

KOREA--1.6%
Republic of Korea 8.75%, 4/15/03........       Ba           100        100,438

MEXICO--5.6%
United Mexican States Global Bond
11.375%, 9/15/16........................       Ba            80         85,400

United Mexican States Global Bond
11.50%, 5/15/26.........................       Ba           245        262,763
                                                                   -----------
                                                                       348,163
                                                                   -----------

52                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------
PERU--1.3%
Peru PDI 4%, 3/7/17(c)..................     BB(d)       $  125    $    78,750

POLAND--3.1%
Poland Bearer PDI 5%, 10/27/14(c).......      Baa            25         23,453
Poland Treasury Bill 0%, 1/13/99........       NR           600(g)     167,130
                                                                   -----------
                                                                       190,583
                                                                   -----------
RUSSIA--0.9%
Russia IAN Series U.S. 6.625%,
12/2/15(c)..............................       Ca           259         32,993
Russia Principal Loans, PIK interest
capitalization, 6.625%, 12/15/15(i).....       NR           350         24,063
                                                                   -----------
                                                                        57,056
                                                                   -----------
- ------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $2,283,216)                                         1,805,619
- ------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--11.7%
BERMUDA--1.1%
AES China Generating Co. Yankee 10.125%,
12/15/06................................     Ba(d)          100         68,000

CANADA--0.5%
Metronet Communications Corp. Sr. Notes
0%, 6/15/08(c)..........................       B             50         31,500
INDONESIA--1.0%
APP Finance VII Mauritius, Ltd. 12%,
12/29/49(c).............................      Caa           100         61,000
JAPAN--2.4%
SB Treasury Co. LLC Series A 144A 9.4%,
12/29/49(b)(c)..........................      Baa           150        148,777

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

MEXICO--1.3%
Innova S de R.L. Sr. Notes 12.875%,
4/1/07..................................       B         $  100    $    79,500

NETHERLANDS--3.3%
Kazkommertsbank International 144A
11.25%, 5/8/01(b).......................       B            100         51,000

Netia Holdings BV Yankee Series B, 0%,
11/1/07(e)..............................       B            250        156,250
                                                                   -----------
                                                                       207,250
                                                                   -----------

UNITED KINGDOM--2.1%
RSL Communications PLC Yankee 0%,
3/1/08(c)...............................       B            225        127,687
- ------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $890,763)                                             723,714
- ------------------------------------------------------------------------------

                                                         SHARES
                                                         -------

WARRANTS--0.2%

SERVICES (DATA PROCESSING)--0.2%
FirstCom, Corp. 144A Warrants(b)(e).....       NR         5,950          8,925

TELEPHONE--0.0%
Pathnet, Inc. 144A Warrants(b)(e).......       NR           175            175
- ------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                     9,100
- ------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.9%
(IDENTIFIED COST $7,138,325)                                         6,046,806
- ------------------------------------------------------------------------------

                       See Notes to Financial Statements                      53

Phoenix Strategic Income Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)       VALUE
                                          ------------   -------   -----------

SHORT-TERM OBLIGATIONS--2.8%

COMMERCIAL PAPER--2.8%
Dupont (E.I.) de Nemours & Co. 4.91%,
12/7/98.................................      A-1+       $  175    $   174,857
- ------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $174,857)                                             174,857
- ------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $7,313,182)                                          6,221,663(a)
Cash and receivables, less liabilities--(0.7%)                          (45,991)
                                                                   ------------
NET ASSETS--100.0%                                                 $  6,175,672
                                                                   ------------
                                                                   ------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $129,122 and gross depreciation of $1,243,108 for federal income tax purposes. At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $7,335,649.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities amounted to a value of $877,899 or 14.2% of net assets.
(c) Variable or step coupon security; the interest rate shown reflects the rate currently in effect.
(d)  As rated by Standard & Poor's, Fitch, or Duff & Phelps.
(e)  Non-income producing
(f)  Par value represents Argentine Pesos.
(g)  Par value represents Polish Zloty.
(h)  Security in default.
(i)  Security defaulted subsequent to November 30, 1998.
(j)  All or a portion segregated as collateral.

54                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $7,313,182)                                $    6,221,663
Cash                                                                  56,387
Receivables
  Investments securities sold                                         61,134
  Interest                                                           135,762
  Receivable from advisor                                             40,123
                                                              --------------
    Total assets                                                   6,515,069
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                    262,430
  Transfer agent fee                                                  17,104
  Trustees' fee                                                        5,515
  Financial agent fee                                                  2,710
  Distribution fee                                                       329
Accrued expenses                                                      51,309
                                                              --------------
    Total liabilities                                                339,397
                                                              --------------
NET ASSETS                                                    $    6,175,672
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $    7,421,422
Undistributed net investment income                                   23,078
Accumulated net realized loss                                       (177,309)
Net unrealized depreciation                                       (1,091,519)
                                                              --------------
NET ASSETS                                                    $    6,175,672
                                                              --------------
                                                              --------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,652,819)                    705,966
Net asset value and offering price per share                           $8.01
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $182,530)                       22,833
Net asset value per share                                              $7.99
Offering price per share $7.99/(1-4.75%)                               $8.39
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $223,804)                       28,030
Net asset value and offering price per share                           $7.98
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $116,519)                       14,591
Net asset value and offering price per share                           $7.99

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
Interest                                                      $      628,142
Dividends                                                              9,183
                                                              --------------
    Total investment income                                          637,325
                                                              --------------
EXPENSES
Investment advisory fee                                               35,019
Distribution fee, Class A                                                416
Distribution fee, Class B                                              1,468
Distribution fee, Class C                                                759
Financial agent                                                       57,015
Transfer agent                                                        47,732
Registration                                                          34,649
Professional                                                          22,398
Printing                                                              15,781
Trustees                                                              14,032
Custodian                                                              7,813
Miscellaneous                                                          1,794
                                                              --------------
    Total expenses                                                   238,876
    Less expenses borne by the advisor                              (185,168)
                                                              --------------
    Net expenses                                                      53,708
                                                              --------------
NET INVESTMENT INCOME                                                583,617
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (159,654)
Net realized loss on foreign currency transactions                      (923)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (1,069,496)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (1,230,073)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $     (646,456)
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      55

Phoenix Strategic Income Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended       Year Ended
                                                     November 30,     November 30,
                                                         1998             1997
                                                    --------------   --------------
FROM OPERATIONS
  Net investment income                             $     583,617    $     466,575
  Net realized gain (loss)                               (160,577)         251,177
  Net change in unrealized appreciation
    (depreciation)                                     (1,069,496)        (194,058)
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                      (646,456)         523,694
                                                    --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                         (555,887)        (459,335)
  Net investment income, Class A                          (14,411)              --
  Net investment income, Class B                          (13,521)              --
  Net investment income, Class C                           (6,781)              --
  Net realized gains, Class X                            (241,425)         (72,586)
  Net realized gains, Class A                                  --               --
  Net realized gains, Class B                                  --               --
  Net realized gains, Class C                                  --               --
                                                    --------------   --------------

  DECREASE IN NET ASSETS RESULTING FROM
    DISTRIBUTIONS TO SHAREHOLDERS                        (832,025)        (541,921)
                                                    --------------   --------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (0 and 27,068
    shares, respectively)                                      --          263,374
  Net asset value of shares issued from
    reinvestment of distributions
    (87,775 and 54,582 shares, respectively)              797,305          541,924
  Cost of shares repurchased (30,675 and 27,376
    shares, respectively)                                (300,006)        (273,623)
                                                    --------------   --------------
Total                                                     497,299          531,675
                                                    --------------   --------------
CLASS A
  Proceeds from sales of shares (52,172 and 0
    shares, respectively)                                 490,240               --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,541 and 0 shares, respectively)                     13,240               --
  Cost of shares repurchased (30,880 and 0 shares,
    respectively)                                        (234,729)              --
                                                    --------------   --------------
Total                                                     268,751                0
                                                    --------------   --------------
CLASS B
  Proceeds from sales of shares (38,952 and 0
    shares, respectively)                                 370,835               --
  Net asset value of shares issued from
    reinvestment of distributions
    (863 and 0 shares, respectively)                        7,274               --
  Cost of shares repurchased (11,785 and 0 shares,
    respectively)                                        (107,605)              --
                                                    --------------   --------------
Total                                                     270,504                0
                                                    --------------   --------------
CLASS C
  Proceeds from sales of shares (24,153 and 0
    shares, respectively)                                 209,622               --
  Net asset value of shares issued from
    reinvestment of distributions
    (807 and 0 shares, respectively)                        6,779               --
  Cost of shares repurchased (10,369 and 0 shares,
    respectively)                                         (78,932)              --
                                                    --------------   --------------
Total                                                     137,469                0
                                                    --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS        1,174,023          531,675
                                                    --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS                  (304,458)         513,448
NET ASSETS
  Beginning of period                                   6,480,130        5,966,682
                                                    --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $23,078 AND $14,837,
    RESPECTIVELY)                                   $   6,175,672    $   6,480,130
                                                    --------------   --------------
                                                    --------------   --------------

56                     See Notes to Financial Statements

Phoenix Strategic Income Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS X
                                        ----------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30
                                        ----------------------------------------------------------------------
                                              1998           1997           1996           1995           1994
Net asset value, beginning of period    $     9.99     $    10.03     $     9.45     $     8.97     $    10.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.83(2)        0.74(2)(8)       0.78(2)       0.91(2)       0.63(2)
  Net realized and unrealized gain
    (loss)                                   (1.62)          0.09           0.59           0.51          (1.13)
                                             -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           (0.79)          0.83           1.37           1.42          (0.50)
                                             -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.82)         (0.75)         (0.79)         (0.94)         (0.59)
  Dividends from net realized gains          (0.37)         (0.12)            --             --          (0.06)
                                             -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                    (1.19)         (0.87)         (0.79)         (0.94)         (0.65)
                                             -----          -----          -----          -----          -----
Change in net asset value                    (1.98)         (0.04)          0.58           0.48          (1.15)
                                             -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD          $     8.01     $     9.99     $    10.03     $     9.45     $     8.97
                                             -----          -----          -----          -----          -----
                                             -----          -----          -----          -----          -----
Total return(1)                              (8.63)%         8.58%         15.32%         16.65%         (5.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $5,653         $6,480         $5,967         $5,170         $1,780
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          0.72%(6)       0.65%          0.65%          0.65%          0.65%
  Net investment income                       8.92%(6)       7.45%          8.11%          7.60%          6.64%
Portfolio turnover                             138%           194%           231%           618%           124%

                                         CLASS A                       CLASS B                       CLASS C
                                        ----------                    ----------                    ----------
                                           FROM                          FROM                          FROM
                                        INCEPTION                     INCEPTION                     INCEPTION
                                        3/27/98 TO                    3/27/98 TO                    3/27/98 TO
                                         11/30/98                      11/30/98                      11/30/98
                                        ----------                    ----------                    ----------
Net asset value, beginning of period    $     9.78                    $     9.78                    $     9.78
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.55(3)(8)                    0.50(4)(8)                    0.50(5)(8)
  Net realized and unrealized gain
    (loss)                                   (1.79)                        (1.77)                        (1.76)
                                             -----                         -----                         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                           (1.24)                        (1.27)                        (1.26)
                                             -----                         -----                         -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.55)                        (0.53)                        (0.53)
  Dividends from net realized gains             --                            --                            --
                                             -----                         -----                         -----
      TOTAL DISTRIBUTIONS                    (0.55)                        (0.53)                        (0.53)
                                             -----                         -----                         -----
Change in net asset value                    (1.79)                        (1.80)                        (1.79)
                                             -----                         -----                         -----
NET ASSET VALUE, END OF PERIOD          $     7.99                    $     7.98                    $     7.99
                                             -----                         -----                         -----
                                             -----                         -----                         -----
Total return(1)                             (12.89)%(7)                   (13.25)%(7)                   (13.15)%(7)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                 $183                          $224                          $117
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.00%(6)                      1.75%(6)                      1.75%(6)
  Net investment income                       8.79%(6)                      8.37%(6)                      8.47%(6)
Portfolio turnover                             138%(7)                       138%(7)                       138%(7)

(1)  Maximum sales charges are not included in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.26, $0.22, $0.15, $0.40, $0.34 and $0.35, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.20.
(4) Includes reimbursement of operating expenses by investment adviser of $0.20.
(5) Includes reimbursement of operating expenses by investment adviser of $0.20.
(6)  Annualized.
(7)  Not annualized.
(8)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      57

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Portfolios are offered for sale: Tax-Exempt Bond Portfolio, Mid Cap Portfolio, International Portfolio, Real Estate Securities Portfolio, Emerging Markets Bond Portfolio, and Strategic Income Portfolio (formerly the Diversified Income Portfolio.) Each Portfolio has distinct investment objectives. The Tax-Exempt Bond Portfolio seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Portfolio seeks as its investment objective long-term appreciation of capital. The International Portfolio seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Portfolio seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Portfolio seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Strategic Income Portfolio seeks to maximize current income by investing in debt securities, with a secondary objective of capital appreciation.

  The Trust offers both Class A and Class B shares on each Portfolio and one additional class of shares Class C on Emerging Markets Bond Portfolio and Class C and Class X on the Strategic Income Portfolio. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class X are currently closed to new investors. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Portfolio which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Mid Cap Portfolio, the Emerging Markets Bond Portfolio, the International Portfolio and the Strategic Income Portfolio may enter

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Portfolio (other than the Real Estate Securities Portfolio) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Portfolio (other than the Real Estate Securities Portfolio), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Portfolios may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. LOAN AGREEMENTS:

  The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

J. SECURITY LENDING:

  The Trust (with the exception of the Real Estate Securities Portfolio) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Portfolio. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1998, the Trust had the following market value of security loans and collateral:

                                            Value of
                                           Securities   Value of
                                            on Loan    Collateral
                                           ----------  ----------
Mid Cap Portfolio........................  $6,719,029  $6,957,460

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

K. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Duff & Phelps Investment Management ("DPIM") Co., an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Portfolio, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Portfolio:

                                             1st          $1-2        $2+
                                          $1 Billion    Billion     Billion
                                         ------------  ----------  ----------
Tax-Exempt Bond Portfolio..............        0.45%        0.40%       0.35%
Mid Cap Portfolio......................        0.75%        0.70%       0.65%
International Portfolio................        0.75%        0.70%       0.65%
Real Estate Securities Portfolio.......        0.75%        0.70%       0.65%
Emerging Markets Bond Portfolio........        0.75%        0.70%       0.65%
Strategic Income Portfolio.............        0.55%        0.50%       0.45%

  The respective Advisers have agreed to reimburse the Real Estate Securities Portfolio and the Strategic Income Portfolio to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% and 1.00%, respectively, of the average daily net assets for Class A shares, and 2.05% and 1.75%, for Class B shares and 1.75% and 0.75% for Class C and Class X of Strategic Income Portfolio, respectively. Prior to March 27, 1998, the advisory and reimbursement rates for Strategic Income Portfolio Class X were 0.50% and 0.65%, respectively.

  Effective October 27, 1998, Seneca Capital Management LLC ("Seneca") was appointed subadvisor to the Phoenix Mid Cap Portfolio, a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. For its services, Seneca is paid a fee by the Adviser ranging from 0.375% through 0.20% of the average daily net assets of the Phoenix Mid Cap Portfolio.

  Effective October 27, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadvisor to the Phoenix International Portfolio, Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix International Portfolio up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $122,184 for Class A shares and deferred sales charges of $422,549 for Class B shares and $318 for Class C shares for the year ended November 30, 1998. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 1998, $1,025,897 was retained by the Distributor and $1,404,016 was paid out to unaffiliated Participant and $278,168 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied.

  Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1998, transfer agent fees were $1,130,180 of which PEPCO retained $526,661 which is net of fees paid to State Street.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

  At November 30, 1998 PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                      Aggregate
                                                      Net Asset
                                           Shares       Value
                                         ----------  ------------
Tax-Exempt Bond Portfolio
         --Class A.....................     163,803   $1,836,229
International
         --Class A.....................   1,521,314   24,310,598
Real Estate Securities Portfolio
         --Class A.....................     514,562    6,303,379
         --Class B.....................      12,290      149,814
Emerging Markets Bond Portfolio
         --Class A.....................   2,083,489   15,001,120
         --Class B.....................      17,508      124,832
         --Class C.....................       8,484       60,830
Strategic Income Portfolio
         --Class X.....................     699,738    5,604,901
         --Class A.....................      10,902       87,107
         --Class B.....................      10,870       86,743
         --Class C.....................      10,870       86,851

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended November 30, 1998 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                      Purchases        Sales
                                    -------------  -------------
Tax-Exempt Bond Portfolio.........  $  16,534,538  $  29,372,392
Mid Cap Portfolio.................  1,072,164,078  1,125,149,460
International Portfolio...........    204,714,991    175,987,086
Real Estate Securities
 Portfolio........................      5,551,422      8,306,157
Emerging Markets Bond Portfolio...    377,244,699    388,087,244
Strategic Income Portfolio........      8,497,008      7,675,230

  Purchase and sales of U.S. Government and agency securities during the year ended November 30, 1998, aggregated the following:

                                              Purchases    Sales
                                              ---------  ---------
Strategic Income Portfolio..................  $ 807,704  $ 967,484

  At November 30, 1998, the Tax-Exempt Bond Portfolio had entered into futures contracts as follows:

                                             Value of
                                            Contracts     Market        Net
                               Number of       when      Value of   Unrealized
Description                    Contracts      Opened    Contracts   Depreciation
- ---------------------------  -------------  ----------  ----------  -----------
U.S. Treasury Bond Dec 98
 (Short)...................            8    $1,009,191  $1,038,750   $ (29,559)

  Written option activity for the year ended November 30, 1998 aggregated the following:

                                                   Call Options
                                             ------------------------
                                              Number of     Amount
Emerging Markets Bond Portfolio                Options    of Premiums
- -------------------------------------------  -----------  -----------
Options outstanding at November 30, 1997...          --    $      --
Options written............................        21.0       84,804
Options canceled in closing purchase
 transactions..............................        (5.0)     (36,547)
Options expired............................       (16.0)     (48,257)
Options exercised..........................          --           --
                                                    ---   -----------
Options outstanding at November 30, 1998...          --    $      --
                                                    ---   -----------
                                                    ---   -----------

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts. Given the uncertain economic condition of Russia and the defaults that have occurred, there is no guarantee that continued payments on Russian government bonds will be made.

5. CAPITAL LOSS CARRYOVERS

  The following Portfolios have capital loss carryforwards which may be used to offset future capital gains.

                                  Strategic   Emerging      Real
Expiration Date      Tax-Exempt    Income      Markets     Estate
- -------------------  -----------  ---------  -----------  ---------
2006...............   $ 381,648   $ 154,841  $42,735,153  $  70,513
                     -----------  ---------  -----------  ---------
  Total............   $ 381,648   $ 154,841  $42,735,153  $  70,513
                     -----------  ---------  -----------  ---------
                     -----------  ---------  -----------  ---------

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (CONTINUED)

considered to be more informative to the shareholder. As of November 30, 1998, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                              Undistributed    Accumulated        Capital paid
                                   net         net realized       in on shares
                               investment          gain          of beneficial
                                 income           (loss)            interest
                              -------------  ----------------   ----------------
Tax-Exempt Bond Portfolio...  $    479,932   $         51,664   $      (531,596)
Mid Cap Portfolio...........       467,524           (467,524)               --
International Portfolio.....       525,955           (525,955)               --
Emerging Markets Bond
  Portfolio.................    (3,921,630 )        3,921,630                --
Strategic Income
  Portfolio.................        15,224            (16,732)            1,508

TAX NOTICE (UNAUDITED)

  For the fiscal year ended November 30, 1998, the Tax-Exempt Bond Portfolio distributed $5,465,095 of exempt-interest dividends.

  For the fiscal year ended November 30, 1998, the following Portfolios distributed long-term capital gains dividends as follows:

                                              28%         20%
                                          -----------  ----------
Tax-Exempt Bond Portfolio...............  $    94,830          --
Mid Cap Portfolio.......................   14,325,003  $8,224,856
International Portfolio.................    8,680,892   4,099,040
Real Estate Securities Portfolio........    1,022,237   1,500,701
Emerging Markets Bond Portfolio.........      420,839          --
Strategic Income Portfolio..............       33,264       4,400

    This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Multi-Portfolio Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Exempt Bond Portfolio, the Mid Cap Portfolio, the International Portfolio, the Real Estate Securities Portfolio, the Emerging Markets Bond Portfolio and the Strategic Income Portfolio (formerly Diversified Income Portfolio) (constituting series of the Phoenix Multi-Portfolio Fund, hereafter referred to as the "Fund") at November 30, 1998 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodians and brokers provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 21, 1999

                          PHOENIX MULTI-PORTFOLIO FUND

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

          a.1 Agreement and Declaration of Trust, previously filed with the Registration Statement on December 31, 1987 and filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.2 Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 2 on September 1, 1989, and filed via EDGAR as
                 Exhibit 1.2 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.3 Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 8 on April 8, 1993, and filed via EDGAR as
                 Exhibit 1.3 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.4 Amendment to Declaration of Trust adding the Phoenix Real Estate Securities Portfolio, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR as
                 Exhibit 1.4 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.5 Amendment to Declaration of Trust designating Classes of Shares, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR as Exhibit 1.5 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.6 Amendment to Declaration of Trust adding the Phoenix Emerging Markets Bond Portfolio filed via EDGAR as Exhibit 1.6 with Post-Effective Amendment No. 17 on August 29, 1995 and incorporated herein by reference.

          a.7 Amendment to Declaration of Trust changing the name of the Phoenix Endowment Fixed-Income Portfolio to Phoenix Diversified Income Portfolio, filed via EDGAR as Exhibit 1.7 with Post-Effective Amendment No. 19 on April 19, 1996 and incorporated herein by reference.

          a.8 Amendment to Declaration of Trust changing the name of the Phoenix Capital Appreciation Portfolio to Phoenix Mid Cap Portfolio dated May 22, 1996 and filed via EDGAR as Exhibit 1.8 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          a.9 Amendment to Declaration of Trust changing the name of Phoenix Diversified Income Portfolio to Phoenix-Strategic Income Fund and designating Classes of Shares, filed via EDGAR as Exhibit
                 1.9 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.


          a.10* Amendment to Declaration of Trust abolishing Class M Shares filed via EDGAR herewith.

          a.11* Amendment to Declaration of Trust changing the names of each of the portfolios filed via EDGAR herewith.


          b.     None.

          c. Reference is made to Article III of Registrant's Agreement and Declaration of Trust, as amended, and filed with those Registration Statements referred to in Exhibit 1, above.

          d.1 Form of Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. covering the Phoenix Tax-Exempt Bond, Phoenix Capital Appreciation, Phoenix International, Phoenix Endowment Equity and Phoenix Endowment Fixed Income Portfolios, filed with Post-Effective Amendment No. 12 on April 1, 1994, and filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          d.2 Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. dated February 28, 1995, and assigned March 2, 1998 to Duff & Phelps Investment Management Co., filed via EDGAR as Exhibit 5.2 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          d.3 Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. dated October 30, 1997 covering the Phoenix Strategic Income Fund, and filed via EDGAR as Exhibit 5.3 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          d.4 Subadvisory Agreement dated November 19, 1997 among the Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co., covering the Real Estate Securities Portfolio filed via EDGAR as Exhibit5.4 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.


          d.5 Subadvisory Agreement dated June 26, 1998 between Registrant and Seneca Capital Management LLC, covering Phoenix-Seneca Mid Cap Fund, filed via EDGAR with Post-Effective Amendment No. 24 on January 27, 1999 and incorporated herein by reference.

          d.6 Subadvisory Agreement dated October 27, 1998 between Registrant and Aberdeen Fund Managers Inc., covering Phoenix-Aberdeen International Fund, filed via EDGAR with Post-Effective Amendment No. 24 on January 27, 1999 and incorporated herein by reference.


          e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          f.     None.

          g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          g.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the Phoenix International Portfolio, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR as Exhibit 8.2 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          h.1 A corrected Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          h.2 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR as
                 Exhibit 9.2 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          h.3 Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          i.1 Opinion and Consent of Counsel covering shares of the Phoenix Tax-Exempt Bond Portfolio, filed with Pre-Effective Amendment No. 2 on July 7, 1988, and filed via EDGAR as Exhibit 10.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          i.2 Opinion and Consent of Counsel covering shares of the Phoenix Capital Appreciation Portfolio and the Phoenix International Portfolio, filed with Post-Effective Amendment No. 3 on October 30, 1989 and filed via EDGAR as Exhibit 10.2 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          i.3 Opinion and Consent of Counsel covering shares of the Phoenix Endowment Equity Portfolio and Endowment Fixed-Income Portfolio, filed with Post-Effective Amendment No. 8 on April 8, 1993, and filed via EDGAR as Exhibit 10.3 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          i.4 Opinion and Consent of Counsel covering shares of the Phoenix Real Estate Securities Portfolio, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed via EDGAR as
                 Exhibit 10.4 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          i.5 Opinion and Consent of Counsel covering shares of the Phoenix Strategic Income Fund filed via EDGAR as Exhibit 10.5 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.


          j.*    Consent of Independent Accountants.


          k.     Not applicable.

          l. Initial Capital Agreement, filed with Pre-Effective Amendment No. 2 on July 7, 1988, and filed via EDGAR as Exhibit 13 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          m.2 Class B Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.

          m.3 Class C Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.3 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.


          n.27*  Financial Data Schedules, reflected on EDGAR as Exhibit 27.


          o.1 Amended and Restated Rule 18f-3 Dual Distribution Plan effective November 19, 1997 filed via EDGAR as Exhibit 18.1 with Post-Effective Amendment No. 22 on January 26, 1998 and incorporated herein by reference.


          p.1 Powers of Attorney for Ms. Curtiss and Messrs. Chesek, Conroy, Dalzell-Payne, Jeffries, Keith, Morris, Oates, Pedersen, Roth, Segerson and Weicker filed via EDGAR with Post-Effective Amendment No. 24 on January 27, 1999 and incorporated herein by reference.


----------
    * Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
    None.

ITEM 25. INDEMNIFICATION
    Under the Agreement and Declaration of Trust establishing the Registrant any present or former Trustee or officer of the Registrant and any person who serves at the Registrant's request as a director, officer or trustee of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise is indemnified against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding in which he may be or may have been involved as a party or otherwise by reason of being or having been such a Trustee, officer or director, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Registrant and with respect to any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

    See "Management of the Fund" in the Prospectus and "The Investment Advisers" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813 (DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER
    (a) Equity Planning also serves as the principal underwriter for the following other registrants:


    Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Aberdeen Series Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------

Michael E. Haylon                                     Director                                     Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                  Director and President                       Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                                      Director, Senior Vice President              Vice President
100 Bright Meadow Boulevard                           and Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry                                        Executive Vice President,                    Executive
56 Prospect St.                                       Retail Distribution                          Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel                                    Managing Director,                           Vice President
56 Prospect St.                                       Operations and Services
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                                      Vice President, Mutual Fund                  Secretary
101 Munson Street                                     Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss                                      Vice President and Treasurer,                Treasurer
56 Prospect St.                                       Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg                                   Vice President, Counsel and                  Assistant Secretary
56 Prospect St.                                       Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                                  Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisers, Phoenix Investment Counsel, Inc. and Duff & Phelps Investment Management Co.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodians, State Street Bank and Trust Company and Brown Brothers Harriman & Co. (custodian for the Phoenix International Portfolio). The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; and Duff & Phelps Investment Management Co. is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds; the address of custodian State Street Bank and Trust Company is P.O. Box 351, Boston, Massachusetts 02101; and the address for the custodian of the Phoenix International Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

ITEM 29. MANAGEMENT SERVICES
    The information required by this Item is included in the Statement of Additional Information.

ITEM 30. UNDERTAKINGS
    Not Applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 30th day of March, 1999.


                                                    PHOENIX MULTI-PORTFOLIO FUND

ATTEST: /S/    THOMAS N. STEENBURG                  BY: /S/ PHILIP R. MCLOUGHLIN
               -------------------                     -------------------------

               THOMAS N. STEENBURG                          PHILIP R. MCLOUGHLIN
               ASSISTANT SECRETARY                          PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 30th day of March, 1999.


                     SIGNATURE                                    TITLE
                     ---------                                    -----

       ---------------------------------------            Trustee
       Robert Chesek*

       ---------------------------------------            Trustee
       E. Virgil Conway*

       /s/ Nancy G. Curtiss                               Treasurer (principal
       ---------------------------------------            financial and
       Nancy G. Curtiss                                   accounting officer)

       ---------------------------------------            Trustee
       Harry Dalzell-Payne*

       ---------------------------------------            Trustee
       Francis E. Jeffries*

       ---------------------------------------            Trustee
       Leroy Keith, Jr.*

  /s/  Philip R. McLoughlin                               Trustee and
       ---------------------------------------            President
       Philip R. McLoughlin

       ---------------------------------------            Trustee
       Everett L. Morris*

       ---------------------------------------            Trustee
       James M. Oates*

       ---------------------------------------            Trustee
       Calvin J. Pedersen*

       ---------------------------------------            Trustee
       Herbert Roth, Jr.*

       ---------------------------------------            Trustee
       Richard E. Segerson*

       ---------------------------------------            Trustee
       Lowell P. Weicker, Jr.*

*By /s/ Philip R. McLoughlin
    ---------------------------------------
*   Philip R. McLoughlin, Attorney-in-fact
    pursuant to powers of attorney
    previously filed.

                                     S-1(c)